SEPARATE ACCOUNT NO. 45

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company

and the Contractowners of Separate Account No. 45

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the variable investment options of Separate Account No. 45 indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the variable investment options of Separate Account No. 45 as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 VT GAMCO MERGERS & ACQUISITIONS(1)	EQ/INTERMEDIATE GOVERNMENT BOND(1)
1290 VT GAMCO SMALL COMPANY VALUE(1)	EQ/INTERNATIONAL CORE MANAGED VOLATILITY(1)
1290 VT SMARTBETA EQUITY(3)	EQ/INTERNATIONAL EQUITY INDEX(1)
1290 VT SOCIALLY RESPONSIBLE(1)	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY(1)
EQ/400 MANAGED VOLATILITY(1)	EQ/JANUS ENTERPRISE(1)
EQ/2000 MANAGED VOLATILITY(1)	EQ/LARGE CAP CORE MANAGED VOLATILITY(1)
EQ/AB SHORT DURATION GOVERNMENT BOND(1)	EQ/LARGE CAP GROWTH INDEX(1)
EQ/AB SMALL CAP GROWTH(1)	EQ/LARGE CAP GROWTH MANAGED VOLATILITY(1)
EQ/AGGRESSIVE ALLOCATION(1)	EQ/LARGE CAP VALUE INDEX(1)
EQ/AGGRESSIVE GROWTH STRATEGY(2)	EQ/LARGE CAP VALUE MANAGED VOLATILITY(1)
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY(1)	EQ/MID CAP INDEX(1)
EQ/COMMON STOCK INDEX(1)	EQ/MID CAP VALUE MANAGED VOLATILITY(1)
EQ/CONSERVATIVE ALLOCATION(1)	EQ/MODERATE ALLOCATION(1)
EQ/CONSERVATIVE-PLUS ALLOCATION(1)	EQ/MODERATE-PLUS ALLOCATION(1)
EQ/CORE BOND INDEX(1)	EQ/MONEY MARKET(1) EQ/EQUITY
500 INDEX(1)	EQ/QUALITY BOND PLUS(1)
EQ/FRANKLIN BALANCED MANAGED VOLATILITY(1)	EQ/SMALL COMPANY INDEX(1)
EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY(1)	MULTIMANAGER TECHNOLOGY(1)
EQ/GLOBAL EQUITY MANAGED VOLATILITY(1)

(1)  Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019

(2)  Statement of operations and statement of changes in net assets for the period June 5, 2020 (commencement of operations) through December 31, 2020

(3)  Statement of operations and statement of changes in net assets for the period June 12, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Separate Account No. 45 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the variable investment options of Separate Account No. 45 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

FSA-2

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, NC

April 19, 2021

We have served as the auditor of one or more of the variable investment options of Separate Account No. 45 since 1995.

FSA-3

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	1290 VT GAMCO MERGERS & ACQUISITIONS*	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMARTBETA EQUITY*	1290 VT SOCIALLY RESPONSIBLE*	EQ/400 MANAGED VOLATILITY*	EQ/2000 MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$3,690,956	$28,199,904	$4,499,620	$2,145,174	$7,943,675	$11,878,013
Receivable for shares of the Portfolios sold	139	1,078	171	87	314	457

Total assets	3,691,095	28,200,982	4,499,791	2,145,261	7,943,989	11,878,470

Liabilities:
Payable for policy-related transactions	139	1,078	146	86	314	457

Total liabilities	139	1,078	146	86	314	457

Net Assets	$3,690,956	$28,199,904	$4,499,645	$2,145,175	$7,943,675	$11,878,013

Net Assets:
Accumulation unit values	$3,685,839	$28,150,462	$4,499,635	$2,113,130	$7,901,845	$11,838,407
Retained by Equitable Financial in Separate Account No. 45	5,117	49,442	10	32,045	41,830	39,606

Total Net Assets	$3,690,956	$28,199,904	$4,499,645	$2,145,175	$7,943,675	$11,878,013

Investments in shares of the Portfolios, at cost	$3,894,951	$24,392,225	$3,823,477	$1,624,258	$7,189,072	$9,757,662

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-4

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/AB SHORT DURATION GOVERNMENT BOND*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/AGGRESSIVE GROWTH STRATEGY*	EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY*	EQ/COMMON STOCK INDEX*
Assets:
Investments in shares of the Portfolios, at fair value	$10,995,056	$57,774,298	$17,798,844	$5,951,149	$3,890,665	$213,511,193
Receivable for shares of the Portfolios sold	416	2,833	4,671	227	147	82,969

Total assets	10,995,472	57,777,131	17,803,515	5,951,376	3,890,812	213,594,162

Liabilities:
Payable for policy-related transactions	416	2,833	4,671	227	146	82,969

Total liabilities	416	2,833	4,671	227	146	82,969

Net Assets	$10,995,056	$57,774,298	$17,798,844	$5,951,149	$3,890,666	$213,511,193

Net Assets:
Accumulation unit values	$10,992,166	$57,730,772	$17,769,975	$5,950,077	$3,889,695	$213,471,780
Retained by Equitable Financial in Separate Account No. 45	2,890	43,526	28,869	1,072	971	39,413

Total Net Assets	$10,995,056	$57,774,298	$17,798,844	$5,951,149	$3,890,666	$213,511,193

Investments in shares of the Portfolios, at cost	$11,010,094	$50,502,511	$16,739,053	$6,796,472	$2,890,706	$123,444,267

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-5

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE- PLUS ALLOCATION*	EQ/CORE BOND INDEX*	EQ/EQUITY 500 INDEX*	EQ/FRANKLIN BALANCED MANAGED VOLATILITY*	EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY*
Assets:
Investments in shares of the Portfolios, at fair value	$35,829,298	$35,742,286	$49,885,493	$91,350,727	$22,122,286	$1,472,498
Receivable for shares of the Portfolios sold	31,529	92,243	10,202	4,080	850	57

Total assets	35,860,827	35,834,529	49,895,695	91,354,807	22,123,136	1,472,555

Liabilities:
Payable for policy-related transactions	31,530	92,243	10,202	4,079	850	82

Total liabilities	31,530	92,243	10,202	4,079	850	82

Net Assets	$35,829,297	$35,742,286	$49,885,493	$91,350,728	$22,122,286	$1,472,473

Net Assets:
Accumulation unit values	$35,818,804	$35,731,953	$49,853,130	$91,236,799	$22,121,373	$1,472,096
Retained by Equitable Financial in Separate Account No. 45	10,493	10,333	32,363	113,929	913	377

Total Net Assets	$35,829,297	$35,742,286	$49,885,493	$91,350,728	$22,122,286	$1,472,473

Investments in shares of the Portfolios, at cost	$35,088,832	$34,887,031	$47,814,733	$52,929,178	$21,615,701	$1,405,037

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-6

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*	EQ/JANUS ENTERPRISE*
Assets:
Investments in shares of the Portfolios, at fair value	$37,084,066	$18,524,579	$17,500,046	$38,815,203	$16,608,719	$12,814,107
Receivable for shares of the Portfolios sold	1,834	43,872	672	5,411	641	492

Total assets	37,085,900	18,568,451	17,500,718	38,820,614	16,609,360	12,814,599

Liabilities:
Payable for policy-related transactions	1,835	43,872	672	5,411	642	492

Total liabilities	1,835	43,872	672	5,411	642	492

Net Assets	$37,084,065	$18,524,579	$17,500,046	$38,815,203	$16,608,718	$12,814,107

Net Assets:
Accumulation unit values	$37,050,182	$18,503,744	$17,480,759	$38,798,166	$16,565,582	$12,804,851
Retained by Equitable Financial in Separate Account No. 45	33,883	20,835	19,287	17,037	43,136	9,256

Total Net Assets	$37,084,065	$18,524,579	$17,500,046	$38,815,203	$16,608,718	$12,814,107

Investments in shares of the Portfolios, at cost	$28,266,042	$17,913,445	$14,441,944	$35,166,085	$14,187,869	$10,411,325

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-7

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/LARGE CAP CORE MANAGED VOLATILITY*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE INDEX*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MID CAP INDEX*
Assets:
Investments in shares of the Portfolios, at fair value	$49,915,660	$71,510,265	$166,484,557	$8,981,165	$188,897,965	$29,249,288
Receivable for shares of the Portfolios sold	35,666	25,507	21,305	342	75,030	1,148

Total assets	49,951,326	71,535,772	166,505,862	8,981,507	188,972,995	29,250,436

Liabilities:
Payable for policy-related transactions	35,667	25,508	21,304	341	75,031	1,147

Total liabilities	35,667	25,508	21,304	341	75,031	1,147

Net Assets	$49,915,659	$71,510,264	$166,484,558	$8,981,166	$188,897,964	$29,249,289

Net Assets:
Accumulation unit values	$49,833,156	$71,395,580	$166,415,014	$8,974,951	$188,873,366	$29,226,408
Retained by Equitable Financial in Separate Account No. 45	82,503	114,684	69,544	6,215	24,598	22,881

Total Net Assets	$49,915,659	$71,510,264	$166,484,558	$8,981,166	$188,897,964	$29,249,289

Investments in shares of the Portfolios, at cost	$40,451,056	$47,039,837	$115,279,274	$8,509,229	$154,260,073	$25,763,420

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-8

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*
Assets:
Investments in shares of the Portfolios, at fair value	$49,729,692	$141,617,485	$69,536,943	$29,400,179	$26,993,471	$17,409,688
Receivable for shares of the Portfolios sold	66,840	10,447	2,697	9,863	14,556	15,133

Total assets	49,796,532	141,627,932	69,539,640	29,410,042	27,008,027	17,424,821

Liabilities:
Payable for policy-related transactions	66,840	10,447	2,697	9,863	14,556	15,133

Total liabilities	66,840	10,447	2,697	9,863	14,556	15,133

Net Assets	$49,729,692	$141,617,485	$69,536,943	$29,400,179	$26,993,471	$17,409,688

Net Assets:
Accumulation unit values	$49,692,932	$141,533,732	$69,520,049	$29,383,035	$26,968,290	$17,395,938
Retained by Equitable Financial in Separate Account No. 45	36,760	83,753	16,894	17,144	25,181	13,750

Total Net Assets	$49,729,692	$141,617,485	$69,536,943	$29,400,179	$26,993,471	$17,409,688

Investments in shares of the Portfolios, at cost	$40,832,247	$136,104,392	$66,476,934	$29,400,630	$26,112,860	$15,147,102

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-9

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

MULTIMANAGER TECHNOLOGY*
Assets:
Investments in shares of the Portfolios, at fair value	$49,115,466
Receivable for shares of the Portfolios sold	13,481

Total assets	49,128,947

Liabilities:
Payable for policy-related transactions	13,481

Total liabilities	13,481

Net Assets	$49,115,466

Net Assets:
Accumulation unit values	$49,061,937
Retained by Equitable Financial in Separate Account No. 45	53,529

Total Net Assets	$49,115,466

Investments in shares of the Portfolios, at cost	$35,107,939

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-10

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
1290 VT GAMCO MERGERS & ACQUISITIONS	IB	310,708

1290 VT GAMCO SMALL COMPANY VALUE	IB	442,808

1290 VT SMARTBETA EQUITY	IB	284,200

1290 VT SOCIALLY RESPONSIBLE	IB	133,502

EQ/400 MANAGED VOLATILITY	IB	345,726

EQ/2000 MANAGED VOLATILITY	IB	508,906

EQ/AB SHORT DURATION GOVERNMENT BOND	IB	1,113,208

EQ/AB SMALL CAP GROWTH	IA	79,744
EQ/AB SMALL CAP GROWTH	IB	2,870,455

EQ/AGGRESSIVE ALLOCATION	B	1,475,906

EQ/AGGRESSIVE GROWTH STRATEGY	IB	337,504

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY	IB	417,187

EQ/COMMON STOCK INDEX	IA	681,371
EQ/COMMON STOCK INDEX	IB	4,512,307

EQ/CONSERVATIVE ALLOCATION	B	3,697,495

EQ/CONSERVATIVE-PLUS ALLOCATION	B	3,573,316

EQ/CORE BOND INDEX	IB	4,757,099

EQ/EQUITY 500 INDEX	IB	1,580,130

EQ/FRANKLIN BALANCED MANAGED VOLATILITY	IB	2,019,902

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	IB	89,455

EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	1,929,017

EQ/INTERMEDIATE GOVERNMENT BOND	IA	46,517
EQ/INTERMEDIATE GOVERNMENT BOND	IB	1,701,048

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	1,494,119

EQ/INTERNATIONAL EQUITY INDEX	IA	415,629
EQ/INTERNATIONAL EQUITY INDEX	IB	3,511,605

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	1,216,474

EQ/JANUS ENTERPRISE	IB	568,309

EQ/LARGE CAP CORE MANAGED VOLATILITY	IB	4,297,495

EQ/LARGE CAP GROWTH INDEX	IB	3,443,748

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	4,183,799

EQ/LARGE CAP VALUE INDEX	IB	986,105

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	621,569
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	9,900,529

EQ/MID CAP INDEX	IB	1,915,582

EQ/MID CAP VALUE MANAGED VOLATILITY	IB	3,038,515

EQ/MODERATE ALLOCATION	A	1,124,040
EQ/MODERATE ALLOCATION	B	8,679,621

EQ/MODERATE-PLUS ALLOCATION	B	6,037,833

The accompanying notes are an integral part of these financial statements.

FSA-11

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Share Class**	Portfolio Shares Held

EQ/MONEY MARKET	IA	3,004,284
EQ/MONEY MARKET	IB	26,394,137

EQ/QUALITY BOND PLUS	IB	3,057,885

EQ/SMALL COMPANY INDEX	IB	1,382,677

MULTIMANAGER TECHNOLOGY	IB	1,280,819

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
1290 VT GAMCO MERGERS & ACQUISITIONS	0.50%	IB	$18.03	—
1290 VT GAMCO MERGERS & ACQUISITIONS	1.15%	IB	$16.27	60
1290 VT GAMCO MERGERS & ACQUISITIONS	1.35%	IB	$15.77	74
1290 VT GAMCO MERGERS & ACQUISITIONS	1.55%	IB	$15.27	81
1290 VT GAMCO MERGERS & ACQUISITIONS	1.60%	IB	$15.15	17
1290 VT GAMCO MERGERS & ACQUISITIONS	1.70%	IB	$14.91	3

1290 VT GAMCO SMALL COMPANY VALUE	1.15%	IB	$86.63	78
1290 VT GAMCO SMALL COMPANY VALUE	1.35%	IB	$81.12	117
1290 VT GAMCO SMALL COMPANY VALUE	1.55%	IB	$75.96	117
1290 VT GAMCO SMALL COMPANY VALUE	1.60%	IB	$74.72	39
1290 VT GAMCO SMALL COMPANY VALUE	1.70%	IB	$72.30	1

1290 VT SMARTBETA EQUITY	1.15%	IB	$11.88	94
1290 VT SMARTBETA EQUITY	1.35%	IB	$11.87	134
1290 VT SMARTBETA EQUITY	1.55%	IB	$11.85	114
1290 VT SMARTBETA EQUITY	1.60%	IB	$11.85	37

1290 VT SOCIALLY RESPONSIBLE	1.15%	IB	$25.07	9
1290 VT SOCIALLY RESPONSIBLE	1.35%	IB	$24.01	17
1290 VT SOCIALLY RESPONSIBLE	1.55%	IB	$22.99	51
1290 VT SOCIALLY RESPONSIBLE	1.60%	IB	$22.74	13

EQ/400 MANAGED VOLATILITY	1.15%	IB	$18.78	65
EQ/400 MANAGED VOLATILITY	1.35%	IB	$18.49	124
EQ/400 MANAGED VOLATILITY	1.55%	IB	$18.21	179
EQ/400 MANAGED VOLATILITY	1.60%	IB	$18.14	60
EQ/400 MANAGED VOLATILITY	1.70%	IB	$18.00	3

EQ/2000 MANAGED VOLATILITY	0.50%	IB	$20.55	—
EQ/2000 MANAGED VOLATILITY	1.15%	IB	$19.55	126
EQ/2000 MANAGED VOLATILITY	1.35%	IB	$19.25	235
EQ/2000 MANAGED VOLATILITY	1.55%	IB	$18.95	176
EQ/2000 MANAGED VOLATILITY	1.60%	IB	$18.88	77
EQ/2000 MANAGED VOLATILITY	1.70%	IB	$18.73	2

EQ/AB SHORT DURATION GOVERNMENT BOND	1.15%	IB	$9.47	299
EQ/AB SHORT DURATION GOVERNMENT BOND	1.35%	IB	$9.33	434
EQ/AB SHORT DURATION GOVERNMENT BOND	1.55%	IB	$9.18	335
EQ/AB SHORT DURATION GOVERNMENT BOND	1.60%	IB	$9.15	101
EQ/AB SHORT DURATION GOVERNMENT BOND	1.70%	IB	$9.08	12

The accompanying notes are an integral part of these financial statements.

FSA-12

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
EQ/AB SMALL CAP GROWTH	1.15%	IA	$67.30	26
EQ/AB SMALL CAP GROWTH	1.15%	IB	$64.95	181
EQ/AB SMALL CAP GROWTH	1.35%	IB	$61.91	247
EQ/AB SMALL CAP GROWTH	1.55%	IB	$59.01	387
EQ/AB SMALL CAP GROWTH	1.60%	IB	$58.30	103
EQ/AB SMALL CAP GROWTH	1.70%	IB	$56.92	1

EQ/AGGRESSIVE ALLOCATION	1.15%	B	$24.42	222
EQ/AGGRESSIVE ALLOCATION	1.35%	B	$23.60	185
EQ/AGGRESSIVE ALLOCATION	1.55%	B	$22.80	268
EQ/AGGRESSIVE ALLOCATION	1.60%	B	$22.61	78
EQ/AGGRESSIVE ALLOCATION	1.70%	B	$24.60	4

EQ/AGGRESSIVE GROWTH STRATEGY	1.15%	IB	$12.10	108
EQ/AGGRESSIVE GROWTH STRATEGY	1.35%	IB	$12.09	189
EQ/AGGRESSIVE GROWTH STRATEGY	1.55%	IB	$12.07	144
EQ/AGGRESSIVE GROWTH STRATEGY	1.60%	IB	$12.07	50

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY	1.15%	IB	$25.62	37
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY	1.35%	IB	$24.89	65
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY	1.55%	IB	$24.18	41
EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY	1.60%	IB	$24.00	14

EQ/COMMON STOCK INDEX	1.15%	IA	$740.72	38
EQ/COMMON STOCK INDEX	1.15%	IB	$712.94	73
EQ/COMMON STOCK INDEX	1.35%	IB	$650.94	125
EQ/COMMON STOCK INDEX	1.55%	IB	$594.25	58
EQ/COMMON STOCK INDEX	1.60%	IB	$580.86	30
EQ/COMMON STOCK INDEX	1.70%	IB	$554.98	—

EQ/CONSERVATIVE ALLOCATION	1.15%	B	$14.69	634
EQ/CONSERVATIVE ALLOCATION	1.35%	B	$14.20	665
EQ/CONSERVATIVE ALLOCATION	1.55%	B	$13.72	899
EQ/CONSERVATIVE ALLOCATION	1.60%	B	$13.60	347

EQ/CONSERVATIVE-PLUS ALLOCATION	1.15%	B	$17.02	739
EQ/CONSERVATIVE-PLUS ALLOCATION	1.35%	B	$16.45	557
EQ/CONSERVATIVE-PLUS ALLOCATION	1.55%	B	$15.89	540
EQ/CONSERVATIVE-PLUS ALLOCATION	1.60%	B	$15.76	342
EQ/CONSERVATIVE-PLUS ALLOCATION	1.70%	B	$16.48	1

EQ/CORE BOND INDEX	0.50%	IB	$18.72	—
EQ/CORE BOND INDEX	1.15%	IB	$16.10	673
EQ/CORE BOND INDEX	1.35%	IB	$15.37	983
EQ/CORE BOND INDEX	1.55%	IB	$14.67	1,230
EQ/CORE BOND INDEX	1.60%	IB	$14.50	400
EQ/CORE BOND INDEX	1.70%	IB	$14.16	5

EQ/EQUITY 500 INDEX	0.50%	IB	$101.93	—
EQ/EQUITY 500 INDEX	1.15%	IB	$85.49	217
EQ/EQUITY 500 INDEX	1.35%	IB	$80.97	478
EQ/EQUITY 500 INDEX	1.55%	IB	$76.68	322
EQ/EQUITY 500 INDEX	1.60%	IB	$75.64	120
EQ/EQUITY 500 INDEX	1.70%	IB	$73.61	2

EQ/FRANKLIN BALANCED MANAGED VOLATILITY	1.15%	IB	$16.89	279
EQ/FRANKLIN BALANCED MANAGED VOLATILITY	1.35%	IB	$16.41	464
EQ/FRANKLIN BALANCED MANAGED VOLATILITY	1.55%	IB	$15.94	450

The accompanying notes are an integral part of these financial statements.

FSA-13

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
EQ/FRANKLIN BALANCED MANAGED VOLATILITY	1.60%	IB	$15.82	166

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	1.15%	IB	$21.09	13
EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	1.35%	IB	$20.49	28
EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	1.55%	IB	$19.91	12
EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	1.60%	IB	$19.76	19
EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	1.70%	IB	$19.48	—

EQ/GLOBAL EQUITY MANAGED VOLATILITY	0.50%	IB	$39.42	—
EQ/GLOBAL EQUITY MANAGED VOLATILITY	1.15%	IB	$33.82	205
EQ/GLOBAL EQUITY MANAGED VOLATILITY	1.35%	IB	$32.26	472
EQ/GLOBAL EQUITY MANAGED VOLATILITY	1.55%	IB	$30.77	353
EQ/GLOBAL EQUITY MANAGED VOLATILITY	1.60%	IB	$30.40	131
EQ/GLOBAL EQUITY MANAGED VOLATILITY	1.70%	IB	$29.69	1

EQ/INTERMEDIATE GOVERNMENT BOND	1.15%	IA	$22.91	22
EQ/INTERMEDIATE GOVERNMENT BOND	0.50%	IB	$26.84	—
EQ/INTERMEDIATE GOVERNMENT BOND	1.15%	IB	$22.09	93
EQ/INTERMEDIATE GOVERNMENT BOND	1.35%	IB	$20.79	171
EQ/INTERMEDIATE GOVERNMENT BOND	1.55%	IB	$19.58	354
EQ/INTERMEDIATE GOVERNMENT BOND	1.60%	IB	$19.28	278
EQ/INTERMEDIATE GOVERNMENT BOND	1.70%	IB	$18.71	6

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	0.50%	IB	$19.79	1
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	1.15%	IB	$17.17	264
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	1.35%	IB	$16.43	332
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	1.55%	IB	$15.72	377
EQ/INTERNATIONAL CORE MANAGED VOLATILITY	1.60%	IB	$15.55	100

EQ/INTERNATIONAL EQUITY INDEX	1.15%	IA	$18.78	222
EQ/INTERNATIONAL EQUITY INDEX	0.50%	IB	$21.41	4
EQ/INTERNATIONAL EQUITY INDEX	1.15%	IB	$18.08	307
EQ/INTERNATIONAL EQUITY INDEX	1.35%	IB	$17.16	768
EQ/INTERNATIONAL EQUITY INDEX	1.55%	IB	$16.29	678
EQ/INTERNATIONAL EQUITY INDEX	1.60%	IB	$16.08	294
EQ/INTERNATIONAL EQUITY INDEX	1.70%	IB	$15.66	4

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	1.15%	IB	$24.15	149
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	1.35%	IB	$23.02	271
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	1.55%	IB	$21.94	231
EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	1.60%	IB	$21.67	77

EQ/JANUS ENTERPRISE	1.15%	IB	$38.77	68
EQ/JANUS ENTERPRISE	1.35%	IB	$37.56	120
EQ/JANUS ENTERPRISE	1.55%	IB	$36.39	123
EQ/JANUS ENTERPRISE	1.60%	IB	$36.10	32
EQ/JANUS ENTERPRISE	1.70%	IB	$35.53	1

EQ/LARGE CAP CORE MANAGED VOLATILITY	0.50%	IB	$30.50	—
EQ/LARGE CAP CORE MANAGED VOLATILITY	1.15%	IB	$26.40	432
EQ/LARGE CAP CORE MANAGED VOLATILITY	1.35%	IB	$25.25	748
EQ/LARGE CAP CORE MANAGED VOLATILITY	1.55%	IB	$24.15	584
EQ/LARGE CAP CORE MANAGED VOLATILITY	1.60%	IB	$23.88	223
EQ/LARGE CAP CORE MANAGED VOLATILITY	1.70%	IB	$23.35	3

EQ/LARGE CAP GROWTH INDEX	0.50%	IB	$36.50	1
EQ/LARGE CAP GROWTH INDEX	1.15%	IB	$31.67	310
EQ/LARGE CAP GROWTH INDEX	1.35%	IB	$30.30	907

The accompanying notes are an integral part of these financial statements.

FSA-14

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2020

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
EQ/LARGE CAP GROWTH INDEX	1.55%	IB	$29.00	809
EQ/LARGE CAP GROWTH INDEX	1.60%	IB	$28.68	361
EQ/LARGE CAP GROWTH INDEX	1.70%	IB	$28.06	10

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	1.15%	IB	$57.75	776
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	1.35%	IB	$55.05	1,173
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	1.55%	IB	$52.47	769
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	1.60%	IB	$51.84	319
EQ/LARGE CAP GROWTH MANAGED VOLATILITY	1.70%	IB	$50.61	3

EQ/LARGE CAP VALUE INDEX	0.50%	IB	$14.89	1
EQ/LARGE CAP VALUE INDEX	1.15%	IB	$13.48	143
EQ/LARGE CAP VALUE INDEX	1.35%	IB	$13.26	240
EQ/LARGE CAP VALUE INDEX	1.55%	IB	$12.67	236
EQ/LARGE CAP VALUE INDEX	1.60%	IB	$12.57	64
EQ/LARGE CAP VALUE INDEX	1.70%	IB	$12.38	4

EQ/LARGE CAP VALUE MANAGED VOLATILITY	1.15%	IA	$14.93	749
EQ/LARGE CAP VALUE MANAGED VOLATILITY	0.50%	IB	$32.65	—
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1.15%	IB	$14.73	2,309
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1.35%	IB	$26.80	2,450
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1.55%	IB	$25.58	2,140
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1.60%	IB	$25.28	901
EQ/LARGE CAP VALUE MANAGED VOLATILITY	1.70%	IB	$24.70	19

EQ/MID CAP INDEX	0.50%	IB	$32.97	1
EQ/MID CAP INDEX	1.15%	IB	$28.86	175
EQ/MID CAP INDEX	1.35%	IB	$27.69	308
EQ/MID CAP INDEX	1.55%	IB	$26.57	442
EQ/MID CAP INDEX	1.60%	IB	$26.30	146
EQ/MID CAP INDEX	1.70%	IB	$25.76	2

EQ/MID CAP VALUE MANAGED VOLATILITY	1.15%	IB	$35.07	317
EQ/MID CAP VALUE MANAGED VOLATILITY	1.35%	IB	$33.43	405
EQ/MID CAP VALUE MANAGED VOLATILITY	1.55%	IB	$31.86	571
EQ/MID CAP VALUE MANAGED VOLATILITY	1.60%	IB	$31.48	212
EQ/MID CAP VALUE MANAGED VOLATILITY	1.70%	IB	$30.73	7

EQ/MODERATE ALLOCATION	1.15%	A	$85.49	191
EQ/MODERATE ALLOCATION	0.50%	B	$100.73	1
EQ/MODERATE ALLOCATION	1.15%	B	$80.11	275
EQ/MODERATE ALLOCATION	1.35%	B	$74.63	608
EQ/MODERATE ALLOCATION	1.55%	B	$69.52	566
EQ/MODERATE ALLOCATION	1.60%	B	$68.30	263
EQ/MODERATE ALLOCATION	1.70%	B	$65.92	6

EQ/MODERATE-PLUS ALLOCATION	1.15%	B	$21.83	719
EQ/MODERATE-PLUS ALLOCATION	1.35%	B	$21.10	924
EQ/MODERATE-PLUS ALLOCATION	1.55%	B	$20.39	1,235
EQ/MODERATE-PLUS ALLOCATION	1.60%	B	$20.21	449
EQ/MODERATE-PLUS ALLOCATION	1.70%	B	$21.94	4

EQ/MONEY MARKET	1.15%	IA	$30.05	100
EQ/MONEY MARKET	0.00%	IB	$45.96	22
EQ/MONEY MARKET	0.50%	IB	$37.71	—
EQ/MONEY MARKET	1.15%	IB	$29.12	159
EQ/MONEY MARKET	1.35%	IB	$26.88	349

The accompanying notes are an integral part of these financial statements.

FSA-15

SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2020

	Contract Charges*	Share Class**	Unit Value	Units Outstanding (000’s)***
EQ/MONEY MARKET	1.55%	IB	$24.81	268
EQ/MONEY MARKET	1.60%	IB	$24.32	178
EQ/MONEY MARKET	1.70%	IB	$23.37	16

EQ/QUALITY BOND PLUS	0.50%	IB	$22.68	—
EQ/QUALITY BOND PLUS	1.15%	IB	$18.97	256
EQ/QUALITY BOND PLUS	1.35%	IB	$17.95	468
EQ/QUALITY BOND PLUS	1.55%	IB	$16.98	535
EQ/QUALITY BOND PLUS	1.60%	IB	$16.75	272
EQ/QUALITY BOND PLUS	1.70%	IB	$16.29	4

EQ/SMALL COMPANY INDEX	0.50%	IB	$49.37	—
EQ/SMALL COMPANY INDEX	1.15%	IB	$42.46	86
EQ/SMALL COMPANY INDEX	1.35%	IB	$40.53	169
EQ/SMALL COMPANY INDEX	1.55%	IB	$38.68	132
EQ/SMALL COMPANY INDEX	1.60%	IB	$38.23	46
EQ/SMALL COMPANY INDEX	1.70%	IB	$37.35	2

MULTIMANAGER TECHNOLOGY	0.50%	IB	$69.65	—
MULTIMANAGER TECHNOLOGY	1.15%	IB	$61.49	150
MULTIMANAGER TECHNOLOGY	1.35%	IB	$59.17	212
MULTIMANAGER TECHNOLOGY	1.55%	IB	$56.93	346
MULTIMANAGER TECHNOLOGY	1.60%	IB	$56.39	134
MULTIMANAGER TECHNOLOGY	1.70%	IB	$55.31	—

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the annual mortality, expense risk, financial accounting and other expenses related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
***	Variable Investment Options where Units Outstanding are less than 500 are denoted by a “-”.

FSA-16

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	1290 VT GAMCO MERGERS & ACQUISITIONS*	1290 VT GAMCO SMALL COMPANY VALUE*	1290 VT SMARTBETA EQUITY*(a)	1290 VT SOCIALLY RESPONSIBLE*	EQ/400 MANAGED VOLATILITY*	EQ/2000 MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$6,214	$176,948	$24,418	$14,803	$47,241	$75,500
Expenses:
Asset-based charges	50,442	342,050	33,034	27,102	101,096	136,457

Net Investment Income (Loss)	(44,228)	(165,102)	(8,616)	(12,299)	(53,855)	(60,957)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(132,315)	524,572	28,759	47,156	77,040	27,944
Net realized gain distribution from the Portfolios	—	613,077	22,172	68,071	488,319	519,922

Net realized gain (loss)	(132,315)	1,137,649	50,931	115,227	565,359	547,866

Net change in unrealized appreciation (depreciation) of investments	48,665	916,392	676,143	212,974	345,794	1,290,506

Net Realized and Unrealized Gain (Loss) on Investments	(83,650)	2,054,041	727,074	328,201	911,153	1,838,372

Net Increase (Decrease) in Net Assets Resulting from Operations	$(127,878)	$1,888,939	$718,458	$315,902	$857,298	$1,777,415

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	Units were made available on June 12, 2020.

FSA-17

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/AB SHORT DURATION GOVERNMENT BOND*	EQ/AB SMALL CAP GROWTH*	EQ/AGGRESSIVE ALLOCATION*	EQ/AGGRESSIVE GROWTH STRATEGY*(b)	EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY*	EQ/COMMON STOCK INDEX*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$104,428	$40,969	$440,352	$117,538	$556	$2,082,903
Expenses:
Asset-based charges	157,112	663,630	229,606	45,630	44,531	2,517,419

Net Investment Income (Loss)	(52,684)	(622,661)	210,746	71,908	(43,975)	(434,516)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	17,169	(253,586)	118,055	(446,306)	(357,344)	9,242,037
Net realized gain distribution from the Portfolios	—	7,379,465	1,174,704	118,225	237,488	10,110,354

Net realized gain (loss)	17,169	7,125,879	1,292,759	(328,081)	(119,856)	19,352,391

Net change in unrealized appreciation (depreciation) of investments	(17,009)	8,520,386	585,757	1,045,916	1,145,131	13,930,647

Net Realized and Unrealized Gain (Loss) on Investments	160	15,646,265	1,878,516	717,835	1,025,275	33,283,038

Net Increase (Decrease) in Net Assets Resulting from Operations	$(52,524)	$15,023,604	$2,089,262	$789,743	$981,300	$32,848,522

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(b)	Units were made available on June 5, 2020.

FSA-18

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/CONSERVATIVE ALLOCATION*	EQ/CONSERVATIVE -PLUS ALLOCATION*	EQ/CORE BOND INDEX*	EQ/EQUITY 500 INDEX*	EQ/FRANKLIN BALANCED MANAGED VOLATILITY*	EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$621,255	$701,059	$722,174	$1,026,282	$547,169	$8,567
Expenses:
Asset-based charges	444,147	463,388	698,564	1,146,051	307,048	16,013

Net Investment Income (Loss)	177,108	237,671	23,610	(119,769)	240,121	(7,446)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(122,891)	(181,488)	340,632	5,104,230	176,484	(40,205)
Net realized gain distribution from the Portfolios	795,868	1,681,452	323,237	1,867,855	1,147,466	71,807

Net realized gain (loss)	672,977	1,499,964	663,869	6,972,085	1,323,950	31,602

Net change in unrealized appreciation (depreciation) of investments	988,064	1,055,521	1,514,715	5,678,591	(749,234)	124,935

Net Realized and Unrealized Gain (Loss) on Investments	1,661,041	2,555,485	2,178,584	12,650,676	574,716	156,537

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,838,149	$2,793,156	$2,202,194	$12,530,907	$814,837	$149,091

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-19

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/GLOBAL EQUITY MANAGED VOLATILITY*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/INTERNATIONAL CORE MANAGED VOLATILITY*	EQ/INTERNATIONAL EQUITY INDEX*	EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*	EQ/JANUS ENTERPRISE*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$212,396	$181,231	$216,261	$678,279	$198,877	$—
Expenses:
Asset-based charges	467,192	268,833	215,151	494,589	204,546	161,388

Net Investment Income (Loss)	(254,796)	(87,602)	1,110	183,690	(5,669)	(161,388)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,399,396	168,340	258,406	190,919	162,611	575,805
Net realized gain distribution from the Portfolios	1,941,307	109,149	329,629	101,193	182,028	1,253,505

Net realized gain (loss)	3,340,703	277,489	588,035	292,112	344,639	1,829,310

Net change in unrealized appreciation (depreciation) of investments	966,338	307,498	489,090	27,672	108,656	216,988

Net Realized and Unrealized Gain (Loss) on Investments	4,307,041	584,987	1,077,125	319,784	453,295	2,046,298

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,052,245	$497,385	$1,078,235	$503,474	$447,626	$1,884,910

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-20

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/LARGE CAP CORE MANAGED VOLATILITY*	EQ/LARGE CAP GROWTH INDEX*	EQ/LARGE CAP GROWTH MANAGED VOLATILITY*	EQ/LARGE CAP VALUE INDEX*	EQ/LARGE CAP VALUE MANAGED VOLATILITY*	EQ/MID CAP INDEX*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$309,418	$187,941	$117,526	$155,634	$2,693,427	$250,536
Expenses:
Asset-based charges	637,773	903,551	2,047,929	122,429	2,426,219	367,898

Net Investment Income (Loss)	(328,355)	(715,610)	(1,930,403)	33,205	267,208	(117,362)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,773,429	4,972,200	8,978,225	(14,902)	3,968,029	1,125,843
Net realized gain distribution from the Portfolios	5,246,972	4,131,158	22,458,257	94,899	10,116,537	1,457,033

Net realized gain (loss)	7,020,401	9,103,358	31,436,482	79,997	14,084,566	2,582,876

Net change in unrealized appreciation (depreciation) of investments	(323,582)	11,207,864	10,719,430	(140,796)	(7,856,886)	263,683

Net Realized and Unrealized Gain (Loss) on Investments	6,696,819	20,311,222	42,155,912	(60,799)	6,227,680	2,846,559

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,368,464	$19,595,612	$40,225,509	$(27,594)	$6,494,888	$2,729,197

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-21

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

	EQ/MID CAP VALUE MANAGED VOLATILITY*	EQ/MODERATE ALLOCATION*	EQ/MODERATE- PLUS ALLOCATION*	EQ/MONEY MARKET*	EQ/QUALITY BOND PLUS*	EQ/SMALL COMPANY INDEX*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$506,763	$2,906,723	$1,573,218	$51,782	$348,458	$144,500
Expenses:
Asset-based charges	625,125	1,883,602	911,361	384,845	390,779	198,060

Net Investment Income (Loss)	(118,362)	1,023,121	661,857	(333,063)	(42,321)	(53,560)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,933,188	1,018,830	462,367	(185)	273,101	(553,446)
Net realized gain distribution from the Portfolios	1,539,656	6,934,868	4,616,482	474	615,603	574,611

Net realized gain (loss)	3,472,844	7,953,698	5,078,849	289	888,704	21,165

Net change in unrealized appreciation (depreciation) of investments	(2,058,826)	3,498,277	1,783,843	204	340,974	2,598,120

Net Realized and Unrealized Gain (Loss) on Investments	1,414,018	11,451,975	6,862,692	493	1,229,678	2,619,285

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,295,656	$12,475,096	$7,524,549	$(332,570)	$1,187,357	$2,565,725

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-22

SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2020

MULTIMANAGER TECHNOLOGY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$47,341
Expenses:
Asset-based charges	588,673

Net Investment Income (Loss)	(541,332)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	4,440,489
Net realized gain distribution from the Portfolios	7,389,576

Net realized gain (loss)	11,830,065

Net change in unrealized appreciation (depreciation) of investments	6,163,884

Net Realized and Unrealized Gain (Loss) on Investments	17,993,949

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,452,617

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-23

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 VT GAMCO MERGERS & ACQUISITIONS*		1290 VT GAMCO SMALL COMPANY VALUE*		1290 VT SMARTBETA EQUITY*(a)(b)
	2020	2019	2020	2019	2020
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(44,228)	$106,648	$(165,102)	$(238,634)	(8,616)
Net realized gain (loss)	(132,315)	7,805	1,137,649	1,636,499	50,931
Net change in unrealized appreciation (depreciation) of investments	48,665	176,227	916,392	4,163,379	676,143

Net increase (decrease) in net assets resulting from operations	(127,878)	290,680	1,888,939	5,561,244	718,458

From Contractowners Transactions:
Payments received from contractowners	96,381	26,644	85,488	27,946	—
Transfers between Variable Investment Options including guaranteed interest account, net	(32,565)	(189,643)	(1,417,693)	(408,566)	3,947,906
Redemptions for contract benefits and terminations	(219,456)	(394,258)	(1,602,187)	(2,084,525)	(158,638)
Contract maintenance charges	(16,795)	(18,266)	(95,901)	(117,657)	(8,081)

Net increase (decrease) in net assets resulting from contractowners transactions	(172,435)	(575,523)	(3,030,293)	(2,582,802)	3,781,187

Net Increase (Decrease) in Net Assets	(300,313)	(284,843)	(1,141,354)	2,978,442	4,499,645
Net Assets — Beginning of Year or Period	3,991,269	4,276,112	29,341,258	26,362,816	—

Net Assets — End of Year or Period	$3,690,956	$3,991,269	$28,199,904	$29,341,258	$4,499,645

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(a)	1290 VT SmartBeta Equity replaced EQ/Templeton Global Equity Managed Volatility due to a merger on June 12, 2020.
(b)	Units were made available on June 12, 2020.

FSA-24

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	1290 VT SOCIALLY RESPONSIBLE*		EQ/400 MANAGED VOLATILITY*			EQ/2000 MANAGED VOLATILITY*
	2020	2019	2020	2019		2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(12,299)	$(10,082)	$(53,855)	$(37,687	) $	(60,957)	$(53,207)
Net realized gain (loss)	115,227	71,028	565,359	270,506		547,866	519,237
Net change in unrealized appreciation (depreciation) of investments	212,974	394,388	345,794	1,348,229		1,290,506	1,666,725

Net increase (decrease) in net assets resulting from operations	315,902	455,334	857,298	1,581,048		1,777,415	2,132,755

From Contractowners Transactions:
Payments received from contractowners	—	74,565	—	339		76,977	3,020
Transfers between Variable Investment Options including guaranteed interest account, net	(129,843)	(34,049)	(147,802)	(310,738)		(183,700)	(254,718)
Redemptions for contract benefits and terminations	(50,368)	(99,824)	(493,948)	(689,610)		(573,057)	(810,552)
Contract maintenance charges	(5,226)	(5,348)	(26,252)	(29,197)		(40,188)	(43,527)

Net increase (decrease) in net assets resulting from contractowners transactions	(185,437)	(64,656)	(668,002)	(1,029,206)		(719,968)	(1,105,777)

Net Increase (Decrease) in Net Assets	130,465	390,678	189,296	551,842		1,057,447	1,026,978
Net Assets — Beginning of Year or Period	2,014,710	1,624,032	7,754,379	7,202,537		10,820,566	9,793,588

Net Assets — End of Year or Period	$2,145,175	$2,014,710	$7,943,675	$7,754,379		$11,878,013	$10,820,566

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-25

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/AB SHORT DURATION GOVERNMENT BOND*		EQ/AB SMALL CAP GROWTH*		EQ/AGGRESSIVE ALLOCATION*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(52,684)	$29,488	$(622,661)	$(596,392)	$210,746	$25,042
Net realized gain (loss)	17,169	(14,099)	7,125,879	4,897,140	1,292,759	1,684,462
Net change in unrealized appreciation (depreciation) of investments	(17,009)	126,081	8,520,386	6,425,411	585,757	1,726,162

Net increase (decrease) in net assets resulting from operations	(52,524)	141,470	15,023,604	10,726,159	2,089,262	3,435,666

From Contractowners Transactions:
Payments received from contractowners	136,587	25,908	213,668	49,815	302	262,460
Transfers between Variable Investment Options including guaranteed interest account, net	992,220	148,296	(1,871,838)	(1,075,012)	(818,979)	(334,910)
Redemptions for contract benefits and terminations	(1,791,702)	(4,104,975)	(3,375,644)	(3,965,080)	(1,042,567)	(1,516,820)
Contract maintenance charges	(57,296)	(61,575)	(173,799)	(179,844)	(76,817)	(83,579)

Net increase (decrease) in net assets resulting from contractowners transactions	(720,191)	(3,992,346)	(5,207,613)	(5,170,121)	(1,938,061)	(1,672,849)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 45	—	43	—	—	—	—

Net Increase (Decrease) in Net Assets	(772,715)	(3,850,833)	9,815,991	5,556,038	151,201	1,762,817
Net Assets — Beginning of Year or Period	11,767,771	15,618,604	47,958,307	42,402,269	17,647,643	15,884,826

Net Assets — End of Year or Period	$10,995,056	$11,767,771	$57,774,298	$47,958,307	$17,798,844	$17,647,643

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-26

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/AGGRESSIVE GROWTH STRATEGY*(c)(d)	EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY*		EQ/COMMON STOCK INDEX*
	2020	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$71,908	$(43,975)	$(30,923)	$(434,516)	$167,189
Net realized gain (loss)	(328,081)	(119,856)	(346,558)	19,352,391	16,872,161
Net change in unrealized appreciation (depreciation) of investments	1,045,916	1,145,131	1,190,071	13,930,647	29,563,620

Net increase (decrease) in net assets resulting from operations	789,743	981,300	812,590	32,848,522	46,602,970

From Contractowners Transactions:
Payments received from contractowners	27	55	11,276	1,856,680	687,746
Transfers between Variable Investment Options including guaranteed interest account, net	5,786,430	92,219	174,311	(5,181,046)	(3,074,196)
Redemptions for contract benefits and terminations	(569,982)	(299,843)	(494,064)	(14,198,679)	(14,618,483)
Contract maintenance charges	(55,069)	(11,543)	(10,739)	(710,659)	(741,354)

Net increase (decrease) in net assets resulting from contractowners transactions	5,161,406	(219,112)	(319,216)	(18,233,704)	(17,746,287)

Net Increase (Decrease) in Net Assets	5,951,149	762,188	493,374	14,614,818	28,856,683
Net Assets — Beginning of Year or Period	—	3,128,478	2,635,104	198,896,375	170,039,692

Net Assets — End of Year or Period	$5,951,149	$3,890,666	$3,128,478	$213,511,193	$198,896,375

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.
(c)	EQ/Aggressive Growth Strategy replaced EQ/Franklin Templeton Allocation Managed Volatility due to a merger on June 5, 2020.
(d)	Units were made available on June 5, 2020.

FSA-27

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/CONSERVATIVE ALLOCATION*		EQ/CONSERVATIVE-PLUS ALLOCATION*		EQ/CORE BOND INDEX*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$177,108	$50,206	$237,671	$55,497	$23,610	$218,111
Net realized gain (loss)	672,977	364,918	1,499,964	958,111	663,869	37,346
Net change in unrealized appreciation (depreciation) of investments	988,064	2,028,000	1,055,521	2,751,789	1,514,715	2,078,790

Net increase (decrease) in net assets resulting from operations	1,838,149	2,443,124	2,793,156	3,765,397	2,202,194	2,334,247

From Contractowners Transactions:
Payments received from contractowners	1,785,644	503,587	219,717	973,518	325,247	234,106
Transfers between Variable Investment Options including guaranteed interest account, net	4,395,595	(82,859)	2,610,288	747,917	2,477,964	2,189,977
Redemptions for contract benefits and terminations	(3,403,630)	(4,312,010)	(3,108,199)	(4,874,462)	(3,762,465)	(5,330,064)
Contract maintenance charges	(131,109)	(143,044)	(108,751)	(109,608)	(207,682)	(210,825)

Net increase (decrease) in net assets resulting from contractowners transactions	2,646,500	(4,034,326)	(386,945)	(3,262,635)	(1,166,936)	(3,116,806)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 45	—	(207)	—	—	—	—

Net Increase (Decrease) in Net Assets	4,484,649	(1,591,409)	2,406,211	502,762	1,035,258	(782,559)
Net Assets — Beginning of Year or Period	31,344,648	32,936,057	33,336,075	32,833,313	48,850,235	49,632,794

Net Assets — End of Year or Period	$35,829,297	$31,344,648	$35,742,286	$33,336,075	$49,885,493	$48,850,235

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-28

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/EQUITY 500 INDEX*		EQ/FRANKLIN BALANCED MANAGED VOLATILITY*		EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(119,769)	$123,480	$240,121	$262,295	$(7,446)	$(7,043)
Net realized gain (loss)	6,972,085	6,831,513	1,323,950	797,183	31,602	49,649
Net change in unrealized appreciation (depreciation) of investments	5,678,591	13,596,507	(749,234)	2,241,558	124,935	226,053

Net increase (decrease) in net assets resulting from operations	12,530,907	20,551,500	814,837	3,301,036	149,091	268,659

From Contractowners Transactions:
Payments received from contractowners	168,173	327,432	144,705	59,745	15,778	92
Transfers between Variable Investment Options including guaranteed interest account, net	(1,655,081)	(380,519)	(375,803)	(119,967)	64,254	45,658
Redemptions for contract benefits and terminations	(6,061,858)	(7,655,285)	(1,923,971)	(2,742,202)	(59,666)	(137,609)
Contract maintenance charges	(330,033)	(316,010)	(85,248)	(90,337)	(3,367)	(3,940)

Net increase (decrease) in net assets resulting from contractowners transactions	(7,878,799)	(8,024,382)	(2,240,317)	(2,892,761)	16,999	(95,799)

Net Increase (Decrease) in Net Assets	4,652,108	12,527,118	(1,425,480)	408,275	166,090	172,860
Net Assets — Beginning of Year or Period	86,698,620	74,171,502	23,547,766	23,139,491	1,306,383	1,133,523

Net Assets — End of Year or Period	$91,350,728	$86,698,620	$22,122,286	$23,547,766	$1,472,473	$1,306,383

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-29

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/GLOBAL EQUITY MANAGED VOLATILITY*		EQ/INTERMEDIATE GOVERNMENT BOND*		EQ/INTERNATIONAL CORE MANAGED VOLATILITY*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(254,796)	$(40,206)	$(87,602)	$3,823	$1,110	$89,045
Net realized gain (loss)	3,340,703	2,740,770	277,489	131,544	588,035	750,130
Net change in unrealized appreciation (depreciation) of investments	966,338	4,704,612	307,498	366,040	489,090	2,353,229

Net increase (decrease) in net assets resulting from operations	4,052,245	7,405,176	497,385	501,407	1,078,235	3,192,404

From Contractowners Transactions:
Payments received from contractowners	113,338	11,424	139,938	26,345	3,758	39,545
Transfers between Variable Investment Options including guaranteed interest account, net	(925,030)	(1,196,643)	1,419,220	(624,278)	106,661	(187,211)
Redemptions for contract benefits and terminations	(2,366,665)	(2,733,075)	(1,451,796)	(1,746,077)	(1,062,453)	(1,687,105)
Contract maintenance charges	(126,166)	(138,282)	(45,238)	(51,846)	(67,306)	(74,862)

Net increase (decrease) in net assets resulting from contractowners transactions	(3,304,523)	(4,056,576)	62,124	(2,395,856)	(1,019,340)	(1,909,633)

Net Increase (Decrease) in Net Assets	747,722	3,348,600	559,509	(1,894,449)	58,895	1,282,771
Net Assets — Beginning of Year or Period	36,336,343	32,987,743	17,965,070	19,859,519	17,441,151	16,158,380

Net Assets — End of Year or Period	$37,084,065	$36,336,343	$18,524,579	$17,965,070	$17,500,046	$17,441,151

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-30

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/INTERNATIONAL EQUITY INDEX*		EQ/INTERNATIONAL VALUE MANAGED VOLATILITY*		EQ/JANUS ENTERPRISE*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$183,690	$563,108	$(5,669)	$142,720	$(161,388)	$(183,092)
Net realized gain (loss)	292,112	(2,900)	344,639	881,634	1,829,310	911,347
Net change in unrealized appreciation (depreciation) of investments	27,672	6,883,834	108,656	2,083,303	216,988	3,070,704

Net increase (decrease) in net assets resulting from operations	503,474	7,444,042	447,626	3,107,657	1,884,910	3,798,959

From Contractowners Transactions:
Payments received from contractowners	195,562	213,414	110,448	41,429	1,671	15,731
Transfers between Variable Investment Options including guaranteed interest account, net	(631,682)	(822,604)	107,628	(148,292)	(2,172,066)	287,585
Redemptions for contract benefits and terminations	(2,710,842)	(3,103,972)	(1,052,337)	(1,364,386)	(905,118)	(1,253,466)
Contract maintenance charges	(139,057)	(160,810)	(60,176)	(67,524)	(43,908)	(50,586)

Net increase (decrease) in net assets resulting from contractowners transactions	(3,286,019)	(3,873,972)	(894,437)	(1,538,773)	(3,119,421)	(1,000,736)

Net Increase (Decrease) in Net Assets	(2,782,545)	3,570,070	(446,811)	1,568,884	(1,234,511)	2,798,223
Net Assets — Beginning of Year or Period	41,597,748	38,027,678	17,055,529	15,486,645	14,048,618	11,250,395

Net Assets — End of Year or Period	$38,815,203	$41,597,748	$16,608,718	$17,055,529	$12,814,107	$14,048,618

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-31

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/LARGE CAP CORE MANAGED VOLATILITY*		EQ/LARGE CAP GROWTH INDEX*		EQ/LARGE CAP GROWTH MANAGED VOLATILITY*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(328,355)	$(63,666)	$(715,610)	$(451,861)	$(1,930,403)	$(1,321,078)
Net realized gain (loss)	7,020,401	4,740,639	9,103,358	7,621,578	31,436,482	17,779,154
Net change in unrealized appreciation (depreciation) of investments	(323,582)	6,601,712	11,207,864	8,426,749	10,719,430	20,962,608

Net increase (decrease) in net assets resulting from operations	6,368,464	11,278,685	19,595,612	15,596,466	40,225,509	37,420,684

From Contractowners Transactions:
Payments received from contractowners	108,489	80,164	99,813	139,697	475,198	452,291
Transfers between Variable Investment Options including guaranteed interest account, net	(1,165,806)	(1,109,491)	(1,751,150)	(832,447)	(6,940,290)	(4,440,532)
Redemptions for contract benefits and terminations	(3,282,455)	(4,041,346)	(5,246,510)	(4,180,358)	(11,129,136)	(11,526,060)
Contract maintenance charges	(169,337)	(174,188)	(183,625)	(173,168)	(576,668)	(554,483)

Net increase (decrease) in net assets resulting from contractowners transactions	(4,509,109)	(5,244,861)	(7,081,472)	(5,046,276)	(18,170,896)	(16,068,784)

Net Increase (Decrease) in Net Assets	1,859,355	6,033,824	12,514,140	10,550,190	22,054,613	21,351,900
Net Assets — Beginning of Year or Period	48,056,304	42,022,480	58,996,124	48,445,934	144,429,945	123,078,045

Net Assets — End of Year or Period	$49,915,659	$48,056,304	$71,510,264	$58,996,124	$166,484,558	$144,429,945

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-32

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/LARGE CAP VALUE INDEX*		EQ/LARGE CAP VALUE MANAGED VOLATILITY*		EQ/MID CAP INDEX*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$33,205	$74,227	$267,208	$948,994	$(117,362)	$(100,248)
Net realized gain (loss)	79,997	723,142	14,084,566	18,745,152	2,582,876	2,709,695
Net change in unrealized appreciation (depreciation) of investments	(140,796)	1,249,122	(7,856,886)	20,490,490	263,683	3,390,675

Net increase (decrease) in net assets resulting from operations	(27,594)	2,046,491	6,494,888	40,184,636	2,729,197	6,000,122

From Contractowners Transactions:
Payments received from contractowners	5,277	75,801	968,996	316,182	10,231	55,336
Transfers between Variable Investment Options including guaranteed interest account, net	7,151	16,139	(2,333,232)	(4,615,456)	(885,081)	(276,975)
Redemptions for contract benefits and terminations	(1,076,794)	(938,121)	(12,183,153)	(16,259,211)	(2,079,012)	(2,328,663)
Contract maintenance charges	(34,584)	(37,549)	(608,557)	(679,419)	(86,161)	(96,305)

Net increase (decrease) in net assets resulting from contractowners transactions	(1,098,950)	(883,730)	(14,155,946)	(21,237,904)	(3,040,023)	(2,646,607)

Net Increase (Decrease) in Net Assets	(1,126,544)	1,162,761	(7,661,058)	18,946,732	(310,826)	3,353,515
Net Assets — Beginning of Year or Period	10,107,710	8,944,949	196,559,022	177,612,290	29,560,115	26,206,600

Net Assets — End of Year or Period	$8,981,166	$10,107,710	$188,897,964	$196,559,022	$29,249,289	$29,560,115

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-33

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/MID CAP VALUE MANAGED VOLATILITY*		EQ/MODERATE ALLOCATION*		EQ/MODERATE-PLUS ALLOCATION*
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(118,362)	$(31,313)	$1,023,121	$254,052	$661,857	$58,470
Net realized gain (loss)	3,472,844	5,681,777	7,953,698	7,434,351	5,078,849	5,024,280
Net change in unrealized appreciation (depreciation) of investments	(2,058,826)	5,321,093	3,498,277	10,762,454	1,783,843	6,255,317

Net increase (decrease) in net assets resulting from operations	1,295,656	10,971,557	12,475,096	18,450,857	7,524,549	11,338,067

From Contractowners Transactions:
Payments received from contractowners	116,748	52,605	1,954,242	1,198,466	22,468	1,231,428
Transfers between Variable Investment Options including guaranteed interest account, net	(208,021)	(793,234)	(2,016,975)	(1,952,000)	(1,947,785)	(1,041,785)
Redemptions for contract benefits and terminations	(3,185,237)	(4,089,693)	(12,377,360)	(12,211,889)	(4,594,791)	(7,160,126)
Contract maintenance charges	(165,302)	(188,759)	(542,608)	(568,460)	(306,443)	(328,981)

Net increase (decrease) in net assets resulting from contractowners transactions	(3,441,812)	(5,019,081)	(12,982,701)	(13,533,883)	(6,826,551)	(7,299,464)

Net Increase (Decrease) in Net Assets	(2,146,156)	5,952,476	(507,605)	4,916,974	697,998	4,038,603
Net Assets — Beginning of Year or Period	51,875,848	45,923,372	142,125,090	137,208,116	68,838,945	64,800,342

Net Assets — End of Year or Period	$49,729,692	$51,875,848	$141,617,485	$142,125,090	$69,536,943	$68,838,945

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-34

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	EQ/MONEY MARKET*		EQ/QUALITY BOND PLUS*			EQ/SMALL COMPANY INDEX*
	2020	2019	2020		2019	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(333,063)	$39,498	$(42,321	) $	26,567	$(53,560)	$(51,914)
Net realized gain (loss)	289	1,434	888,704		67,238	21,165	861,897
Net change in unrealized appreciation (depreciation) of investments	204	(1,103)	340,974		992,985	2,598,120	2,450,841

Net increase (decrease) in net assets resulting from operations	(332,570)	39,829	1,187,357		1,086,790	2,565,725	3,260,824

From Contractowners Transactions:
Payments received from contractowners	779,146	852,901	220,426		37,947	47,395	25,243
Transfers between Variable Investment Options including guaranteed interest account, net	21,943,022	19,797,552	1,728,527		192,295	(227,902)	94,166
Redemptions for contract benefits and terminations	(17,921,239)	(24,542,681)	(2,287,071)		(2,071,108)	(1,047,359)	(1,506,827)
Contract maintenance charges	(86,446)	(88,753)	(98,563)		(104,826)	(60,677)	(67,176)

Net increase (decrease) in net assets resulting from contractowners transactions	4,714,483	(3,980,981)	(436,681)		(1,945,692)	(1,288,543)	(1,454,594)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. 45	—	14	—		—	—	—

Net Increase (Decrease) in Net Assets	4,381,913	(3,941,138)	750,676		(858,902)	1,277,182	1,806,230
Net Assets — Beginning of Year or Period	25,018,266	28,959,404	26,242,795		27,101,697	16,132,506	14,326,276

Net Assets — End of Year or Period	$29,400,179	$25,018,266	$26,993,471		$26,242,795	$17,409,688	$16,132,506

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-35

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

	MULTIMANAGER TECHNOLOGY*
	2020	2019
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(541,332)	$(442,944)
Net realized gain (loss)	11,830,065	5,361,398
Net change in unrealized appreciation (depreciation) of investments	6,163,884	5,255,315

Net increase (decrease) in net assets resulting from operations	17,452,617	10,173,769

From Contractowners Transactions:
Payments received from contractowners	5,774	10,664
Transfers between Variable Investment Options including guaranteed interest account, net	(1,723,018)	(407,911)
Redemptions for contract benefits and terminations	(2,971,766)	(2,268,587)
Contract maintenance charges	(117,134)	(101,421)

Net increase (decrease) in net assets resulting from contractowners transactions	(4,806,144)	(2,767,255)

Net Increase (Decrease) in Net Assets	12,646,473	7,406,514
Net Assets — Beginning of Year or Period	36,468,993	29,062,479

Net Assets — End of Year or Period	$49,115,466	$36,468,993

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-36

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

The change in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

		2020			2019
	Share Class**	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000s)	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000s)

1290 VT GAMCO MERGERS & ACQUISITIONS	IB	25	(39)	(14)	22	(58)	(36)

1290 VT GAMCO SMALL COMPANY VALUE	IB	12	(57)	(45)	9	(46)	(37)

1290 VT SMARTBETA EQUITY	IB	406	(27)	379	—	—	—

1290 VT SOCIALLY RESPONSIBLE	IB	4	(14)	(10)	23	(26)	(3)

EQ/400 MANAGED VOLATILITY	IB	23	(62)	(39)	8	(75)	(67)

EQ/2000 MANAGED VOLATILITY	IB	30	(75)	(45)	10	(83)	(73)

EQ/AB SHORT DURATION GOVERNMENT BOND	IB	311	(390)	(79)	248	(682)	(434)

EQ/AB SMALL CAP GROWTH	IA	3	(6)	(3)	—	(4)	(4)
EQ/AB SMALL CAP GROWTH	IB	20	(126)	(106)	34	(149)	(115)

EQ/AGGRESSIVE ALLOCATION	B	51	(149)	(98)	103	(193)	(90)

EQ/AGGRESSIVE GROWTH STRATEGY	IB	573	(82)	491	—	—	—

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY	IB	25	(37)	(12)	18	(37)	(19)

EQ/COMMON STOCK INDEX	IA	1	(6)	(5)	—	(4)	(4)
EQ/COMMON STOCK INDEX	IB	4	(31)	(27)	3	(34)	(31)

EQ/CONSERVATIVE ALLOCATION	B	679	(490)	189	195	(506)	(311)

EQ/CONSERVATIVE-PLUS ALLOCATION	B	304	(333)	(29)	179	(405)	(226)

EQ/CORE BOND INDEX	IB	382	(459)	(77)	359	(576)	(217)

EQ/EQUITY 500 INDEX	IB	45	(162)	(117)	42	(173)	(131)

EQ/FRANKLIN BALANCED MANAGED VOLATILITY	IB	53	(202)	(149)	86	(282)	(196)

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY	IB	13	(12)	1	10	(15)	(5)

EQ/GLOBAL EQUITY MANAGED VOLATILITY	IB	27	(148)	(121)	37	(193)	(156)

EQ/INTERMEDIATE GOVERNMENT BOND	IA	5	(6)	(1)	—	(5)	(5)
EQ/INTERMEDIATE GOVERNMENT BOND	IB	114	(107)	7	33	(150)	(117)

The accompanying notes are an integral part of these financial statements.

FSA-37

SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2020 AND 2019

		2020			2019
	Share Class**	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000s)	Units Issued (000’s)	Units Redeemed (000’s)	Net Increase (Decrease) (000s)

EQ/INTERNATIONAL CORE MANAGED VOLATILITY	IB	49	(120)	(71)	51	(188)	(137)

EQ/INTERNATIONAL EQUITY INDEX	IA	4	(44)	(40)	11	(26)	(15)
EQ/INTERNATIONAL EQUITY INDEX	IB	75	(255)	(180)	36	(274)	(238)

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY	IB	44	(85)	(41)	49	(122)	(73)

EQ/JANUS ENTERPRISE	IB	18	(114)	(96)	49	(84)	(35)

EQ/LARGE CAP CORE MANAGED VOLATILITY	IB	26	(235)	(209)	10	(275)	(265)

EQ/LARGE CAP GROWTH INDEX	IB	158	(441)	(283)	90	(348)	(258)

EQ/LARGE CAP GROWTH MANAGED VOLATILITY	IB	34	(428)	(394)	27	(454)	(427)

EQ/LARGE CAP VALUE INDEX	IB	149	(240)	(91)	83	(159)	(76)

EQ/LARGE CAP VALUE MANAGED VOLATILITY	IA	5	(113)	(108)	29	(125)	(96)
EQ/LARGE CAP VALUE MANAGED VOLATILITY	IB	106	(752)	(646)	34	(1,052)	(1,018)

EQ/MID CAP INDEX	IB	46	(179)	(133)	29	(146)	(117)

EQ/MID CAP VALUE MANAGED VOLATILITY	IB	28	(146)	(118)	30	(201)	(171)

EQ/MODERATE ALLOCATION	A	8	(28)	(20)	3	(35)	(32)
EQ/MODERATE ALLOCATION	B	50	(223)	(173)	58	(237)	(179)

EQ/MODERATE-PLUS ALLOCATION	B	36	(417)	(381)	123	(540)	(417)

EQ/MONEY MARKET	IA	64	(46)	18	40	(48)	(8)
EQ/MONEY MARKET	IB	924	(773)	151	724	(862)	(138)

EQ/QUALITY BOND PLUS	IB	196	(220)	(24)	91	(207)	(116)

EQ/SMALL COMPANY INDEX	IB	31	(71)	(40)	21	(65)	(44)

MULTIMANAGER TECHNOLOGY	IB	102	(204)	(102)	58	(137)	(79)

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The — on the Units Issued and Units Redeemed section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

FSA-38

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements

December 31, 2020

1.	Organization

Separate Account No. 45 (“the Account”) was established by Equitable Financial Life Insurance Company (“Equitable Financial” and formerly known as AXA Equitable Life Insurance Company) and is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust (“EQAT”) and EQ Premier VIP Trust (“VIP”), (collectively, “the Trusts”). The Trusts are open-ended investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the Variable Investment Options listed below.

EQ Advisors Trust*

•   1290 VT GAMCO Mergers & Acquisitions

•   1290 VT GAMCO Small Company Value

•   1290 VT SmartBeta Equity

•   1290 VT Socially Responsible

•   EQ/400 Managed Volatility

•   EQ/2000 Managed Volatility

•   EQ/AB Short Duration Government Bond

•   EQ/AB Small Cap Growth

•   EQ/Aggressive Growth Strategy

•   EQ/ClearBridge Select Equity Managed Volatility

•   EQ/Common Stock Index

•   EQ/Core Bond Index

•   EQ/Equity 500 Index

•   EQ/Franklin Balanced Managed Volatility

•   EQ/Franklin Small Cap Value Managed Volatility

•   EQ/Global Equity Managed Volatility

•   EQ/Intermediate Government Bond

•   EQ/International Core Managed Volatility

•   EQ/International Equity Index

•   EQ/International Value Managed Volatility

•   EQ/Janus Enterprise

•   EQ/Large Cap Core Managed Volatility

•   EQ/Large Cap Growth Index

•   EQ/Large Cap Growth Managed Volatility

•   EQ/Large Cap Value Index

•   EQ/Large Cap Value Managed Volatility

•   EQ/Mid Cap Index

•   EQ/Mid Cap Value Managed Volatility

•   EQ/Money Market

•   EQ/Quality Bond PLUS

•   EQ/Small Company Index

•   Multimanager Technology

EQ Premier VIP Trust*(1)

•   EQ/Aggressive Allocation

•   EQ/Conservative Allocation

•   EQ/Conservative-Plus Allocation

•   EQ/Moderate Allocation

•   EQ/Moderate-Plus Allocation

(1)	Formerly known as AXA Premier VIP Trust.
*	An affiliate of Equitable Financial providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

The Account is used to fund benefits for variable annuities issued by Equitable Financial including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Accumulator Advisor and Income Manager (collectively, the “Contracts”). These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity (“NQ”) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (“QP”), an individual retirement annuity (“IRA”) or a tax-shelter annuity (“TSA”). The Accumulator series of annuities are offered under group and individual variable annuity forms.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Financial’s other assets and liabilities. All Contracts are issued by Equitable Financial. The assets of the Account are the property of Equitable Financial. However, the portion of the Account’s assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct.

The amount retained by Equitable Financial in the Account arises primarily from (1) contributions from Equitable Financial, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the Account in excess of the net assets, attributable to accumulation units. Amounts retained by Equitable Financial are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”)

FSA-39

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

1.	Organization (Concluded)

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of Equitable Financial’s General Account, and/or fixed maturity options of Separate Account No. 46.

Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance laws to set aside additional assets in Equitable Financial’s General Account to provide for other policy benefits. Equitable Financial’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

FSA-40

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

2.	Significant Accounting Policies (Concluded)

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

4.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2020 were as follows:

	Purchases	Sales
1290 VT GAMCO Mergers & Acquisitions	$379,101	$595,764
1290 VT GAMCO Small Company Value	1,486,389	4,068,707
1290 VT SmartBeta Equity	93,484	331,213
1290 VT Socially Responsible	173,925	303,591
EQ/400 Managed Volatility	863,110	1,096,648
EQ/2000 Managed Volatility	999,659	1,260,662
EQ/AB Short Duration Government Bond	3,007,540	3,780,415
EQ/AB Small Cap Growth	8,463,872	6,914,681
EQ/Aggressive Allocation	2,675,460	3,228,071
EQ/Aggressive Growth Strategy	277,203	907,818
EQ/ClearBridge Select Equity Managed Volatility	770,963	796,563
EQ/Common Stock Index	14,544,157	23,102,023
EQ/Conservative Allocation	10,652,595	7,033,118
EQ/Conservative-Plus Allocation	7,012,165	5,479,987
EQ/Core Bond Index	6,765,441	7,585,530
EQ/Equity 500 Index	5,923,012	12,053,726

FSA-41

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

4.	Purchases and Sales of Portfolios (Concluded)

	Purchases	Sales
EQ/Franklin Balanced Managed Volatility	$2,513,214	$3,365,944
EQ/Franklin Small Cap Value Managed Volatility	302,052	220,667
EQ/Global Equity Managed Volatility	2,855,893	4,473,904
EQ/Intermediate Government Bond	2,662,214	2,578,543
EQ/International Core Managed Volatility	1,197,880	1,886,481
EQ/International Equity Index	1,876,114	4,877,250
EQ/International Value Managed Volatility	1,138,505	1,856,582
EQ/Janus Enterprise	1,785,168	3,812,472
EQ/Large Cap Core Managed Volatility	6,173,753	5,764,244
EQ/Large Cap Growth Index	8,120,287	11,786,210
EQ/Large Cap Growth Managed Volatility	24,043,620	21,686,663
EQ/Large Cap Value Index	1,924,627	2,895,474
EQ/Large Cap Value Managed Volatility	14,913,704	18,685,904
EQ/Mid Cap Index	2,631,798	4,332,151
EQ/Mid Cap Value Managed Volatility	2,736,933	4,757,451
EQ/Moderate Allocation	13,644,662	18,669,374
EQ/Moderate-Plus Allocation	6,820,263	8,368,475
EQ/Money Market	26,955,340	22,573,446
EQ/Quality Bond PLUS	4,373,824	4,237,223
EQ/Small Company Index	1,536,117	2,303,609
Multimanager Technology	11,779,551	9,737,451

5.	Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B and Class IB are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors” and formerly known as AXA Distributors, LLC), a wholly-owned subsidiary of Equitable Financial and an affiliate of Equitable Investment Management Group, LLC (“EIM” and formerly known as AXA Equitable Funds Management Group, LLC). The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIM, a wholly-owned subsidiary of Equitable Financial serves as investment adviser of the Portfolios of EQAT and VIP. EIM either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIM receives management fees for services performed in its capacity as investment adviser of the Portfolios of EQAT and VIP, and pays fees to the sub-advisers for sub- advisory services to the respective Portfolios. EIM also serves as administrator of the Portfolios of EQAT and VIP. As the administrator, EIM either (1) carries out its responsibilities directly or (2) through sub-contracting with third- party providers. FMG LLC receives administrative fees for services performed in its capacity as administrator of the Portfolios of EQAT and VIP. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.31% to a high of 1.31% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses

FSA-42

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

5.	Expenses and Related Party Transactions (Concluded)

are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AB Short Duration Government Bond, EQ/AB Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index as well as a portion of EQ/Large Cap Value Managed Managed Volatility, EQ/Quality Bond PLUS and Multimanager Technology. AllianceBernstein is a limited partnership which is indirectly majority-owned by Equitable Holdings, Inc.

Equitable Advisors, LLC (“Equitable Advisors” and formerly known as AXA Equitable Advisors, LLC) and Equitable Distributors are distributors and principal underwriters of the Account. Equitable Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of Equitable Advisors and licensed insurance agents of Equitable Network, LLC (“Equitable Network”), or its subsidiaries (affiliates of Equitable Financial). Equitable Network receives commissions under its General Sales Agreement with Equitable Financial and its Networking Agreement with Equitable Advisors. Equitable Advisors receives service-related payments under its Supervisory and Distribution Agreement with Equitable Financial. The financial professionals are compensated on a commission basis by Equitable Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Financial) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Equitable Distributors. The licensed insurance agents who sell Equitable Financial policies for these companies are appointed as agents of Equitable Financial and are registered representatives of the broker-dealers under contract with Equitable Distributors.

Equitable Financial serves as the transfer agent for EQAT and VIP.

6.	Reorganizations

In June 2020, pursuant to the Plan of Reorganization and Termination as approved by contractholders, certain Portfolios (each, a “Surviving Portfolio”, and collectively, the “Surviving Portfolios”) acquired the net assets of other Portfolios (each, a “Removed Portfolio”, and collectively, the “Removed Portfolios”). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios were replaced with the Variable Investment Options that invest in the Surviving Portfolios.

June 5, 2020	Removed Portfolio	Surviving Portfolio

	EQ/Franklin Templeton Allocation Managed Volatility	EQ/Aggressive Growth Strategy

Share Class	Class IB	Class IB
Shares	857,601	378,124
Net Asset Value	$6.98	$15.82
Net Assets Before Merger	$5,982,154	$—
Net Assets After Merger	$—	$5,982,154
Unrealized Loss	$(1,891,239)

	Removed Portfolio	Surviving Portfolio

June 12, 2020	EQ/Templeton Global Equity Managed Volatility	1290 VT SmartBeta Equity

Share Class	Class IB	Class IB
Shares	452,289	300,488
Net Asset Value	$8.92	$13.42
Net Assets Before Merger	$4,032,447	$—
Net Assets After Merger	$—	$4,032,447
Realized Loss	$(1,103,943)

FSA-43

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

6.	Reorganizations (Concluded)

There were no reorganizations within the Variable Investment Options of the Account during the year ended December 31, 2019.

7.	Asset-based Charges and Contractowner Charges

Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as “Asset-based Charges” in the Statement of Operations. Under the Contracts, Equitable Financial charges the Account for the following charges:

	Mortality and Expense Risks	Asset-based Administration Charge	Distribution Charge	Current Aggregate Charge	Maximum Aggregate Charge
Accumulator Advisor(1)	0.50%	—	—	0.50%	0.50%

Income Manager	0.90%	0.25%	—	1.15%	1.15%

Accumulator	1.10%	0.25%	—	1.35%	1.35%

Accumulator issued on, or after March 1, 2000	1.10%	0.25%	0.20%	1.55%	1.55%

Accumulator Plus, Select, Elite	1.10%	0.25%	0.25%	1.60%	1.60%

Accumulator Select issued on, or after August 13, 2001	1.10%	0.25%	0.35%	1.70%	1.70%

(1)	Accumulator Advisor’s daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the Contract.

The table below lists all the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner’s account value. These charges are reflected as part of “Contractowners Transactions” in the Statement of Changes in Net Assets.

Charges	When charge is deducted	Amount deducted	How deducted

Charges for state premium and other applicable taxes	At time of transaction	Varies by state	Applied to an annuity payout option

Annual Administrative Charge	Annually on each contract date anniversary	Depending on account value a charge of $30 or Years 1 to 2 lesser of $30 or 2% of account value	Unit liquidation from account value

Variable Immediate Annuity payout option administrative fee	At time of transaction	$350 annuity administrative fee	Unit liquidation from account value

Withdrawal charge	At time of transaction	Low – During the first seven contract years, a charge is deducted from amounts withdrawn that exceed 15% of account value. The charge begins at 7% and declines by 1% each year.	Unit liquidation from account value

High – During the first nine contract years, a charge is deducted from amounts withdrawn that exceed 15% of account value. The charge begins at 8% and declines by 1% beginning in the third contract year

BaseBuilder benefit charge	Annually on each contract date anniversary	Low 0.15% High 0.45%	Unit liquidation from account value

Protection Plus	Annually on each contract date anniversary	0.20%	Unit liquidation from account value

FSA-44

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

7.	Asset-based Charges and Contractowner Charges (Concluded)

Charges	When charge is deducted	Amount deducted	How deducted

Guaranteed minimum death benefit charge 6% rollup to age 80	Annually on each contract date anniversary	Low 0.20% High 0.35%	Unit liquidation from account value

8.	Financial Highlights

The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

1290 VT GAMCO Mergers & Acquisitions
2020	Lowest contract charges 0.50% Class IB	$18.03	—	—	—	(1.80)%
	Highest contract charges 1.70% Class IB	$14.91	—	—	—	(2.99)%
	All contract charges	—	235	$3,686	0.17%	—
2019	Lowest contract charges 0.50% Class IB	$18.36	—	—	—	8.06%
	Highest contract charges 1.70% Class IB	$15.37	—	—	—	6.81%
	All contract charges	—	249	$3,986	4.00%	—
2018	Lowest contract charges 0.50% Class IB	$16.99	—	—	—	(5.40)%
	Highest contract charges 1.70% Class IB	$14.39	—	—	—	(6.56)%
	All contract charges	—	285	$4,271	1.44%	—
2017	Lowest contract charges 0.50% Class IB	$17.96	—	—	—	5.65%
	Highest contract charges 1.70% Class IB	$15.40	—	—	—	4.41%
	All contract charges	—	304	$4,853	0.15%	—
2016	Lowest contract charges 0.50% Class IB	$17.00	—	—	—	7.19%
	Highest contract charges 1.70% Class IB	$14.75	—	—	—	5.81%
	All contract charges	—	336	$5,119	0.00%	—

1290 VT GAMCO Small Company Value
2020	Lowest contract charges 1.15% Class IB	$86.63	—	—	—	8.25%
	Highest contract charges 1.70% Class IB	$72.30	—	—	—	7.65%
	All contract charges	—	352	$28,150	0.73%	—
2019	Lowest contract charges 1.15% Class IB	$80.03	—	—	—	21.94%
	Highest contract charges 1.70% Class IB	$67.16	—	—	—	21.25%
	All contract charges	—	397	$29,296	0.58%	—
2018	Lowest contract charges 0.50% Class IB	$80.12	—	—	—	(16.00)%
	Highest contract charges 1.70% Class IB	$55.39	—	—	—	(17.02)%
	All contract charges	—	434	$26,325	0.53%	—
2017	Lowest contract charges 0.50% Class IB	$95.38	—	—	—	15.51%
	Highest contract charges 1.70% Class IB	$66.75	—	—	—	14.12%
	All contract charges	—	481	$35,104	0.57%	—
2016	Lowest contract charges 0.50% Class IB	$82.57	—	—	—	22.65%
	Highest contract charges 1.70% Class IB	$58.49	—	—	—	21.20%
	All contract charges	—	568	$36,493	0.49%	—

1290 VT SmartBeta Equity(c)
2020	Lowest contract charges 1.15% Class IB(d)	$11.88	—	—	—	18.44%
	Highest contract charges 1.60% Class IB(d)	$11.85	—	—	—	18.15%
	All contract charges	—	379	$4,500	0.57%	—

FSA-45

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

1290 VT Socially Responsible
2020	Lowest contract charges 1.15% Class IB	$25.07	—	—	—	18.59%
	Highest contract charges 1.60% Class IB	$22.74	—	—	—	18.07%
	All contract charges	—	90	$2,113	0.81%	—
2019	Lowest contract charges 1.15% Class IB	$21.14	—	—	—	28.75%
	Highest contract charges 1.60% Class IB	$19.26	—	—	—	28.14%
	All contract charges	—	100	$1,988	0.93%	—
2018	Lowest contract charges 1.15% Class IB	$16.42	—	—	—	(5.47)%
	Highest contract charges 1.60% Class IB	$15.03	—	—	—	(5.89)%
	All contract charges	—	103	$1,603	0.96%	—
2017	Lowest contract charges 1.15% Class IB	$17.37	—	—	—	19.05%
	Highest contract charges 1.60% Class IB	$15.97	—	—	—	18.47%
	All contract charges	—	106	$1,728	1.00%	—
2016	Lowest contract charges 1.15% Class IB	$14.59	—	—	—	8.72%
	Highest contract charges 1.60% Class IB	$13.48	—	—	—	8.19%
	All contract charges	—	140	$1,938	1.11%	—

EQ/400 Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$18.78	—	—	—	12.12%
	Highest contract charges 1.70% Class IB	$18.00	—	—	—	11.52%
	All contract charges	—	431	$7,902	0.67%	—
2019	Lowest contract charges 1.15% Class IB	$16.75	—	—	—	23.53%
	Highest contract charges 1.70% Class IB	$16.14	—	—	—	22.83%
	All contract charges	—	470	$7,717	0.94%	—
2018	Lowest contract charges 1.15% Class IB	$13.56	—	—	—	(13.30)%
	Highest contract charges 1.70% Class IB	$13.14	—	—	—	(13.78)%
	All contract charges	—	537	$7,172	0.88%	—
2017	Lowest contract charges 1.15% Class IB	$15.64	—	—	—	13.91%
	Highest contract charges 1.70% Class IB	$15.24	—	—	—	13.31%
	All contract charges	—	622	$9,597	0.69%	—
2016	Lowest contract charges 1.15% Class IB	$13.73	—	—	—	18.36%
	Highest contract charges 1.70% Class IB	$13.45	—	—	—	17.67%
	All contract charges	—	768	$10,449	0.75%	—

EQ/2000 Managed Volatility
2020	Lowest contract charges 0.50% Class IB	$20.55	—	—	—	18.65%
	Highest contract charges 1.70% Class IB	$18.73	—	—	—	17.28%
	All contract charges	—	616	$11,838	0.78%	—
2019	Lowest contract charges 0.50% Class IB	$17.32	—	—	—	23.89%
	Highest contract charges 1.70% Class IB	$15.97	—	—	—	22.28%
	All contract charges	—	661	$10,787	0.89%	—
2018	Lowest contract charges 0.50% Class IB	$13.98	—	—	—	(12.41)%
	Highest contract charges 1.70% Class IB	$13.06	—	—	—	(13.40)%
	All contract charges	—	734	$9,766	0.73%	—
2017	Lowest contract charges 0.50% Class IB	$15.96	—	—	—	13.35%
	Highest contract charges 1.70% Class IB	$15.08	—	—	—	11.87%
	All contract charges	—	819	$12,530	0.68%	—
2016	Lowest contract charges 0.50% Class IB	$14.08	—	—	—	19.93%
	Highest contract charges 1.70% Class IB	$13.48	—	—	—	18.56%
	All contract charges	—	948	$12,917	0.73%	—

EQ/AB Short Duration Government Bond
2020	Lowest contract charges 1.15% Class IB	$9.47	—	—	—	(0.21)%
	Highest contract charges 1.70% Class IB	$9.08	—	—	—	(0.77)%
	All contract charges	—	1,181	$10,992	0.93%	—
2019	Lowest contract charges 1.15% Class IB	$9.49	—	—	—	1.39%
	Highest contract charges 1.70% Class IB	$9.15	—	—	—	0.88%
	All contract charges	—	1,260	$11,765	1.64%	—

FSA-46

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/AB Short Duration Government Bond (Continued)
2018	Lowest contract charges 1.15% Class IB	$9.36	—	—	—	(0.11)%
	Highest contract charges 1.70% Class IB	$9.07	—	—	—	(0.66)%
	All contract charges	—	1,694	$15,616	1.50%	—
2017	Lowest contract charges 1.15% Class IB	$9.37	—	—	—	(0.85)%
	Highest contract charges 1.70% Class IB	$9.13	—	—	—	(1.40)%
	All contract charges	—	1,610	$14,909	0.46%	—
2016	Lowest contract charges 1.15% Class IB	$9.45	—	—	—	(1.05)%
	Highest contract charges 1.70% Class IB	$9.26	—	—	—	(1.59)%
	All contract charges	—	1,843	$17,253	0.09%	—

EQ/AB Small Cap Growth
2020	1.15% contract charge Class IA	$67.30	26	$1,735	0.09%	34.49%
2019	1.15% contract charge Class IA	$50.04	29	$1,450	0.16%	26.33%
2018	1.15% contract charge Class IA	$39.61	33	$1,303	0.12%	(8.94)%
2017	1.15% contract charge Class IA	$43.50	46	$2,011	0.28%	21.27%
2016	1.15% contract charge Class IA	$35.87	54	$1,927	0.35%	11.29%

EQ/AB Small Cap Growth
2020	Lowest contract charges 1.15% Class IB	$64.95	—	—	—	34.50%
	Highest contract charges 1.70% Class IB	$56.92	—	—	—	33.74%
	All contract charges	—	919	$55,996	0.09%	—
2019	Lowest contract charges 1.15% Class IB	$48.29	—	—	—	26.31%
	Highest contract charges 1.70% Class IB	$42.56	—	—	—	25.66%
	All contract charges	—	1,025	$46,476	0.16%	—
2018	Lowest contract charges 1.15% Class IB	$38.23	—	—	—	(8.93)%
	Highest contract charges 1.70% Class IB	$33.87	—	—	—	(9.46)%
	All contract charges	—	1,140	$41,074	0.12%	—
2017	Lowest contract charges 1.15% Class IB	$41.98	—	—	—	21.26%
	Highest contract charges 1.70% Class IB	$37.41	—	—	—	20.60%
	All contract charges	—	1,271	$50,386	0.28%	—
2016	Lowest contract charges 0.50% Class IB	$39.38	—	—	—	12.00%
	Highest contract charges 1.70% Class IB	$31.02	—	—	—	10.67%
	All contract charges	—	1,406	$46,080	0.35%	—

EQ/Aggressive Allocation
2020	Lowest contract charges 1.15% Class B	$24.42	—	—	—	14.06%
	Highest contract charges 1.70% Class B	$24.60	—	—	—	13.42%
	All contract charges	—	757	$17,770	2.68%	—
2019	Lowest contract charges 1.15% Class B	$21.41	—	—	—	23.05%
	Highest contract charges 1.70% Class B	$21.69	—	—	—	22.40%
	All contract charges	—	855	$17,622	1.54%	—
2018	Lowest contract charges 1.15% Class B	$17.40	—	—	—	(9.75)%
	Highest contract charges 1.60% Class B	$16.25	—	—	—	(10.22)%
	All contract charges	—	945	$15,864	1.55%	—
2017	Lowest contract charges 1.15% Class B	$19.28	—	—	—	17.70%
	Highest contract charges 1.60% Class B	$18.10	—	—	—	17.23%
	All contract charges	—	977	$18,221	1.48%	—
2016	Lowest contract charges 1.15% Class B	$16.38	—	—	—	7.55%
	Highest contract charges 1.60% Class B	$15.44	—	—	—	7.00%
	All contract charges	—	1,088	$17,292	0.90%	—

EQ/Aggressive Growth Strategy(a)
2020	Lowest contract charges 1.15% Class B(b)	$12.10	—	—	—	15.35%
	Highest contract charges 1.60% Class B(b)	$12.07	—	—	—	15.06%
	All contract charges	—	491	$5,950	2.08%	—

EQ/ClearBridge Select Equity Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$25.62	—	—	—	34.49%
	Highest contract charges 1.60% Class IB	$24.00	—	—	—	33.85%
	All contract charges	—	157	$3,890	0.02%	—

FSA-47

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/ClearBridge Select Equity Managed Volatility (Continued)
2019	Lowest contract charges 1.15% Class IB	$19.05	—	—	—	32.02%
	Highest contract charges 1.60% Class IB	$17.93	—	—	—	31.45%
	All contract charges	—	169	$3,128	0.35%	—
2018	Lowest contract charges 1.15% Class IB	$14.43	—	—	—	(11.09)%
	Highest contract charges 1.60% Class IB	$13.64	—	—	—	(11.54)%
	All contract charges	—	188	$2,635	3.65%	—
2017	Lowest contract charges 1.15% Class IB	$16.23	—	—	—	12.87%
	Highest contract charges 1.60% Class IB	$15.42	—	—	—	12.39%
	All contract charges	—	199	$3,171	1.02%	—
2016	Lowest contract charges 1.15% Class IB	$14.38	—	—	—	11.91%
	Highest contract charges 1.60% Class IB	$13.72	—	—	—	11.36%
	All contract charges	—	220	$3,082	2.22%	—

EQ/Common Stock Index
2020	1.15% contract charge Class IA	$740.72	38	$28,166	1.10%	18.39%
2019	1.15% contract charge Class IA	$625.64	43	$27,076	1.42%	28.74%
2018	1.15% contract charge Class IA	$485.98	47	$22,787	1.28%	(6.89)%
2017	1.15% contract charge Class IA	$521.95	52	$27,220	1.27%	19.09%
2016	1.15% contract charge Class IA	$438.28	60	$26,266	1.55%	10.41%

EQ/Common Stock Index
2020	Lowest contract charges 1.15% Class IB	$712.94	—	—	—	18.39%
	Highest contract charges 1.70% Class IB	$554.98	—	—	—	17.74%
	All contract charges	—	286	$185,306	1.10%	—
2019	Lowest contract charges 1.15% Class IB	$602.18	—	—	—	28.74%
	Highest contract charges 1.70% Class IB	$471.38	—	—	—	28.02%
	All contract charges	—	313	$171,788	1.42%	—
2018	Lowest contract charges 1.15% Class IB	$467.76	—	—	—	(6.89)%
	Highest contract charges 1.70% Class IB	$368.21	—	—	—	(7.41)%
	All contract charges	—	344	$147,228	1.28%	—
2017	Lowest contract charges 1.15% Class IB	$502.37	—	—	—	19.09%
	Highest contract charges 1.70% Class IB	$397.68	—	—	—	18.43%
	All contract charges	—	385	$177,574	1.27%	—
2016	Lowest contract charges 1.15% Class IB	$421.85	—	—	—	10.41%
	Highest contract charges 1.70% Class IB	$335.80	—	—	—	9.80%
	All contract charges	—	430	$166,600	1.55%	—

EQ/Conservative Allocation
2020	Lowest contract charges 1.15% Class B	$14.69	—	—	—	6.06%
	Highest contract charges 1.60% Class B	$13.60	—	—	—	5.59%
	All contract charges	—	2,545	$35,819	1.97%	—
2019	Lowest contract charges 1.15% Class B	$13.85	—	—	—	7.95%
	Highest contract charges 1.70% Class B	$13.27	—	—	—	7.36%
	All contract charges	—	2,356	$31,335	1.56%	—
2018	Lowest contract charges 1.15% Class B	$12.83	—	—	—	(2.66)%
	Highest contract charges 1.70% Class B	$12.36	—	—	—	(3.21)%
	All contract charges	—	2,667	$32,927	1.44%	—
2017	Lowest contract charges 1.15% Class B	$13.18	—	—	—	3.70%
	Highest contract charges 1.70% Class B	$12.77	—	—	—	3.15%
	All contract charges	—	3,054	$38,880	1.10%	—
2016	Lowest contract charges 1.15% Class B	$12.71	—	—	—	1.76%
	Highest contract charges 1.70% Class B	$12.38	—	—	—	1.23%
	All contract charges	—	3,312	$40,742	0.93%	—

EQ/Conservative-Plus Allocation
2020	Lowest contract charges 1.15% Class B	$17.02	—	—	—	8.75%
	Highest contract charges 1.70% Class B	$16.48	—	—	—	8.14%
	All contract charges	—	2,179	$35,732	2.08%	—

FSA-48

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Conservative-Plus Allocation (Continued)
2019	Lowest contract charges 1.15% Class B	$15.65	—	—	—	12.19%
	Highest contract charges 1.70% Class B	$15.24	—	—	—	11.57%
	All contract charges	—	2,208	$33,327	1.55%	—
2018	Lowest contract charges 1.15% Class B	$13.95	—	—	—	(4.78)%
	Highest contract charges 1.70% Class B	$13.66	—	—	—	(5.34)%
	All contract charges	—	2,434	$32,825	1.43%	—
2017	Lowest contract charges 1.15% Class B	$14.65	—	—	—	7.56%
	Highest contract charges 1.70% Class B	$14.43	—	—	—	7.05%
	All contract charges	—	2,600	$36,918	1.13%	—
2016	Lowest contract charges 1.15% Class B	$13.62	—	—	—	3.50%
	Highest contract charges 1.70% Class B	$13.48	—	—	—	2.90%
	All contract charges	—	2,945	$38,940	0.96%	—

EQ/Core Bond Index
2020	Lowest contract charges 0.50% Class IB	$18.72	—	—	—	5.52%
	Highest contract charges 1.70% Class IB	$14.16	—	—	—	4.27%
	All contract charges	—	3,291	$49,853	1.47%	—
2019	Lowest contract charges 0.50% Class IB	$17.74	—	—	—	5.78%
	Highest contract charges 1.70% Class IB	$13.58	—	—	—	4.46%
	All contract charges	—	3,368	$48,819	1.85%	—
2018	Lowest contract charges 0.50% Class IB	$16.77	—	—	—	(0.30)%
	Highest contract charges 1.70% Class IB	$13.00	—	—	—	(1.52)%
	All contract charges	—	3,585	$49,603	1.86%	—
2017	Lowest contract charges 0.50% Class IB	$16.82	—	—	—	0.96%
	Highest contract charges 1.70% Class IB	$13.20	—	—	—	(0.23)%
	All contract charges	—	3,810	$53,331	1.53%	—
2016	Lowest contract charges 0.50% Class IB	$16.66	—	—	—	0.91%
	Highest contract charges 1.70% Class IB	$13.23	—	—	—	(0.30)%
	All contract charges	—	4,051	$56,681	1.44%	—

EQ/Equity 500 Index
2020	Lowest contract charges 0.50% Class IB	$101.93	—	—	—	17.17%
	Highest contract charges 1.70% Class IB	$73.61	—	—	—	15.78%
	All contract charges	—	1,139	$91,237	1.25%	—
2019	Lowest contract charges 0.50% Class IB	$86.99	—	—	—	30.03%
	Highest contract charges 1.70% Class IB	$63.58	—	—	—	28.47%
	All contract charges	—	1,256	$86,601	1.55%	—
2018	Lowest contract charges 0.50% Class IB	$66.90	—	—	—	(5.41)%
	Highest contract charges 1.70% Class IB	$49.49	—	—	—	(6.57)%
	All contract charges	—	1,387	$74,097	1.41%	—
2017	Lowest contract charges 1.15% Class IB	$60.50	—	—	—	19.66%
	Highest contract charges 1.70% Class IB	$52.97	—	—	—	18.98%
	All contract charges	—	1,504	$85,750	1.41%	—
2016	Lowest contract charges 1.15% Class IB	$50.56	—	—	—	9.96%
	Highest contract charges 1.70% Class IB	$44.52	—	—	—	9.36%
	All contract charges	—	1,655	$79,048	1.62%	—

EQ/Franklin Balanced Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$16.89	—	—	—	4.52%
	Highest contract charges 1.60% Class IB	$15.82	—	—	—	4.01%
	All contract charges	—	1,359	$22,121	2.51%	—
2019	Lowest contract charges 1.15% Class IB	$16.16	—	—	—	15.18%
	Highest contract charges 1.60% Class IB	$15.21	—	—	—	14.71%
	All contract charges	—	1,508	$23,547	2.51%	—
2018	Lowest contract charges 0.50% Class IB	$15.20	—	—	—	(4.82)%
	Highest contract charges 1.60% Class IB	$13.26	—	—	—	(5.82)%
	All contract charges	—	1,704	$23,139	2.84%	—

FSA-49

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Franklin Balanced Managed Volatility (Continued)
2017	Lowest contract charges 0.50% Class IB	$15.97	—	—	—	9.46%
	Highest contract charges 1.60% Class IB	$14.08	—	—	—	8.22%
	All contract charges	—	1,904	$27,393	2.49%	—
2016	Lowest contract charges 0.50% Class IB	$14.59	—	—	—	9.95%
	Highest contract charges 1.60% Class IB	$13.01	—	—	—	8.69%
	All contract charges	—	2,001	$26,866	2.83%	—

EQ/Franklin Small Cap Value Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$21.09	—	—	—	11.00%
	Highest contract charges 1.70% Class IB	$19.48	—	—	—	10.43%
	All contract charges	—	72	$1,472	0.76%	—
2019	Lowest contract charges 1.15% Class IB	$19.00	—	—	—	24.10%
	Highest contract charges 1.70% Class IB	$17.64	—	—	—	23.36%
	All contract charges	—	71	$1,306	0.87%	—
2018	Lowest contract charges 1.15% Class IB	$15.31	—	—	—	(13.89)%
	Highest contract charges 1.70% Class IB	$14.30	—	—	—	(14.32)%
	All contract charges	—	76	$1,133	0.59%	—
2017	Lowest contract charges 1.15% Class IB	$17.78	—	—	—	10.50%
	Highest contract charges 1.70% Class IB	$16.69	—	—	—	9.87%
	All contract charges	—	91	$1,554	0.48%	—
2016	Lowest contract charges 1.15% Class IB	$16.09	—	—	—	23.39%
	Highest contract charges 1.60% Class IB	$15.35	—	—	—	22.80%
	All contract charges	—	99	$1,548	0.48%	—

EQ/Global Equity Managed Volatility
2020	Lowest contract charges 0.50% Class IB	$39.42	—	—	—	13.70%
	Highest contract charges 1.70% Class IB	$29.69	—	—	—	12.33%
	All contract charges	—	1,162	$37,050	0.64%	—
2019	Lowest contract charges 0.50% Class IB	$34.67	—	—	—	24.62%
	Highest contract charges 1.70% Class IB	$26.43	—	—	—	23.16%
	All contract charges	—	1,283	$36,306	1.30%	—
2018	Lowest contract charges 0.50% Class IB	$27.82	—	—	—	(12.60)%
	Highest contract charges 1.70% Class IB	$21.46	—	—	—	(13.68)%
	All contract charges	—	1,439	$32,963	1.00%	—
2017	Lowest contract charges 0.50% Class IB	$31.83	—	—	—	25.46%
	Highest contract charges 1.70% Class IB	$24.86	—	—	—	23.93%
	All contract charges	—	1,643	$43,495	1.06%	—
2016	Lowest contract charges 0.50% Class IB	$25.37	—	—	—	3.98%
	Highest contract charges 1.70% Class IB	$20.06	—	—	—	2.71%
	All contract charges	—	1,830	$38,943	0.90%	—

EQ/Intermediate Government Bond
2020	1.15% contract charge Class IA	$22.91	22	$496	0.99%	3.11%
2019	1.15% contract charge Class IA	$22.22	23	$519	1.49%	2.97%
2018	1.15% contract charge Class IA	$21.58	28	$610	1.25%	(0.37)%
2017	1.15% contract charge Class IA	$21.66	35	$767	0.80%	(0.78)%
2016	1.15% contract charge Class IA	$21.83	35	$757	0.65%	(0.73)%

EQ/Intermediate Government Bond
2020	Lowest contract charges 0.50% Class IB	$26.84	—	—	—	3.79%
	Highest contract charges 1.70% Class IB	$18.71	—	—	—	2.52%
	All contract charges	—	902	$18,008	0.99%	—
2019	Lowest contract charges 0.50% Class IB	$25.86	—	—	—	3.65%
	Highest contract charges 1.70% Class IB	$18.25	—	—	—	2.41%
	All contract charges	—	895	$17,426	1.49%	—
2018	Lowest contract charges 0.50% Class IB	$24.95	—	—	—	0.32%
	Highest contract charges 1.70% Class IB	$17.82	—	—	—	(0.89)%
	All contract charges	—	1,012	$19,230	1.25%	—

FSA-50

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Intermediate Government Bond (Continued)
2017	Lowest contract charges 0.50% Class IB	$24.87	—	—	—	(0.16)%
	Highest contract charges 1.70% Class IB	$17.98	—	—	—	(1.37)%
	All contract charges	—	1,092	$20,926	0.80%	—
2016	Lowest contract charges 0.50% Class IB	$24.91	—	—	—	(0.08)%
	Highest contract charges 1.70% Class IB	$18.23	—	—	—	(1.25)%
	All contract charges	—	1,217	$23,592	0.65%	—

EQ/International Core Managed Volatility
2020	Lowest contract charges 0.50% Class IB	$19.79	—	—	—	7.91%
	Highest contract charges 1.60% Class IB	$15.55	—	—	—	6.73%
	All contract charges	—	1,074	$17,481	1.41%	—
2019	Lowest contract charges 0.50% Class IB	$18.34	—	—	—	21.86%
	Highest contract charges 1.60% Class IB	$14.57	—	—	—	20.51%
	All contract charges	—	1,145	$17,423	1.92%	—
2018	Lowest contract charges 0.50% Class IB	$15.05	—	—	—	(15.31)%
	Highest contract charges 1.70% Class IB	$11.85	—	—	—	(16.37)%
	All contract charges	—	1,282	$16,144	1.62%	—
2017	Lowest contract charges 0.50% Class IB	$17.77	—	—	—	25.67%
	Highest contract charges 1.70% Class IB	$14.17	—	—	—	24.19%
	All contract charges	—	1,509	$22,661	1.57%	—
2016	Lowest contract charges 0.50% Class IB	$14.14	—	—	—	(0.28)%
	Highest contract charges 1.70% Class IB	$11.41	—	—	—	(1.47)%
	All contract charges	—	1,689	$20,407	0.26%	—

EQ/International Equity Index
2020	1.15% contract charge Class IA	$18.78	222	$4,170	1.91%	2.62%
2019	1.15% contract charge Class IA	$18.30	262	$4,787	2.80%	20.79%
2018	1.15% contract charge Class IA	$15.15	277	$4,193	2.38%	(16.16)%
2017	1.15% contract charge Class IA	$18.07	300	$5,419	2.62%	21.77%
2016	1.15% contract charge Class IA	$14.84	323	$4,798	2.67%	1.02%

EQ/International Equity Index
2020	Lowest contract charges 0.50% Class IB	$21.41	—	—	—	3.33%
	Highest contract charges 1.70% Class IB	$15.66	—	—	—	2.02%
	All contract charges	—	2,055	$34,628	1.91%	—
2019	Lowest contract charges 0.50% Class IB	$20.72	—	—	—	21.52%
	Highest contract charges 1.70% Class IB	$15.35	—	—	—	20.11%
	All contract charges	—	2,235	$36,794	2.80%	—
2018	Lowest contract charges 0.50% Class IB	$17.05	—	—	—	(15.59)%
	Highest contract charges 1.70% Class IB	$12.78	—	—	—	(16.63)%
	All contract charges	—	2,473	$33,821	2.38%	—
2017	Lowest contract charges 0.50% Class IB	$20.20	—	—	—	22.65%
	Highest contract charges 1.70% Class IB	$15.33	—	—	—	21.19%
	All contract charges	—	2,663	$43,515	2.62%	—
2016	Lowest contract charges 0.50% Class IB	$16.47	—	—	—	1.67%
	Highest contract charges 1.70% Class IB	$12.65	—	—	—	0.40%
	All contract charges	—	2,899	$38,990	2.67%	—

EQ/International Value Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$24.15	—	—	—	2.99%
	Highest contract charges 1.60% Class IB	$21.67	—	—	—	2.51%
	All contract charges	—	728	$16,566	1.36%	—
2019	Lowest contract charges 1.15% Class IB	$23.45	—	—	—	21.25%
	Highest contract charges 1.60% Class IB	$21.14	—	—	—	20.66%
	All contract charges	—	769	$17,014	2.27%	—
2018	Lowest contract charges 1.15% Class IB	$19.34	—	—	—	(17.46)%
	Highest contract charges 1.60% Class IB	$17.52	—	—	—	(17.82)%
	All contract charges	—	842	$15,452	1.68%	—

FSA-51

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/International Value Managed Volatility (Continued)
2017	Lowest contract charges 1.15% Class IB	$23.43	—	—	—	21.97%
	Highest contract charges 1.60% Class IB	$21.32	—	—	—	21.41%
	All contract charges	—	911	$20,280	1.86%	—
2016	Lowest contract charges 1.15% Class IB	$19.21	—	—	—	(0.41)%
	Highest contract charges 1.60% Class IB	$17.56	—	—	—	(0.85)%
	All contract charges	—	1,014	$18,548	0.46%	—

EQ/Janus Enterprise
2020	Lowest contract charges 1.15% Class IB	$38.77	—	—	—	17.45%
	Highest contract charges 1.70% Class IB	$35.53	—	—	—	16.80%
	All contract charges	—	344	$12,805	0.00%	—
2019	Lowest contract charges 1.15% Class IB	$33.01	—	—	—	34.90%
	Highest contract charges 1.70% Class IB	$30.42	—	—	—	34.13%
	All contract charges	—	440	$14,041	0.02%	—
2018	Lowest contract charges 1.15% Class IB	$24.47	—	—	—	(2.94)%
	Highest contract charges 1.70% Class IB	$22.68	—	—	—	(3.45)%
	All contract charges	—	475	$11,245	0.00%	—
2017	Lowest contract charges 0.50% Class IB	$27.39	—	—	—	27.28%
	Highest contract charges 1.70% Class IB	$23.49	—	—	—	25.75%
	All contract charges	—	514	$12,591	0.00%	—
2016	Lowest contract charges 0.50% Class IB	$21.52	—	—	—	(4.82)%
	Highest contract charges 1.70% Class IB	$18.68	—	—	—	(5.99)%
	All contract charges	—	541	$10,466	0.00%	—

EQ/Large Cap Core Managed Volatility
2020	Lowest contract charges 0.50% Class IB	$30.50	—	—	—	15.71%
	Highest contract charges 1.70% Class IB	$23.35	—	—	—	14.29%
	All contract charges	—	1,990	$49,833	0.68%	—
2019	Lowest contract charges 0.50% Class IB	$26.36	—	—	—	29.28%
	Highest contract charges 1.70% Class IB	$20.43	—	—	—	27.77%
	All contract charges	—	2,199	$47,984	1.26%	—
2018	Lowest contract charges 0.50% Class IB	$20.39	—	—	—	(6.85)%
	Highest contract charges 1.70% Class IB	$15.99	—	—	—	(8.05)%
	All contract charges	—	2,464	$41,967	1.00%	—
2017	Lowest contract charges 0.50% Class IB	$21.89	—	—	—	21.34%
	Highest contract charges 1.70% Class IB	$17.39	—	—	—	19.93%
	All contract charges	—	2,812	$51,874	0.97%	—
2016	Lowest contract charges 0.50% Class IB	$18.04	—	—	—	9.27%
	Highest contract charges 1.70% Class IB	$14.50	—	—	—	7.97%
	All contract charges	—	3,155	$48,424	1.08%	—

EQ/Large Cap Growth Index
2020	Lowest contract charges 0.50% Class IB	$36.50	—	—	—	36.60%
	Highest contract charges 1.70% Class IB	$28.06	—	—	—	34.97%
	All contract charges	—	2,398	$71,396	0.30%	—
2019	Lowest contract charges 0.50% Class IB	$26.72	—	—	—	34.68%
	Highest contract charges 1.70% Class IB	$20.79	—	—	—	33.01%
	All contract charges	—	2,681	$58,911	0.62%	—
2018	Lowest contract charges 0.50% Class IB	$19.84	—	—	—	(2.75)%
	Highest contract charges 1.70% Class IB	$15.63	—	—	—	(3.93)%
	All contract charges	—	2,939	$48,383	0.62%	—
2017	Lowest contract charges 0.50% Class IB	$20.40	—	—	—	28.54%
	Highest contract charges 1.70% Class IB	$16.27	—	—	—	27.11%
	All contract charges	—	3,270	$55,869	0.73%	—
2016	Lowest contract charges 0.50% Class IB	$15.87	—	—	—	5.87%
	Highest contract charges 1.70% Class IB	$12.80	—	—	—	4.49%
	All contract charges	—	3,753	$50,997	1.04%	—

FSA-52

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Large Cap Growth Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$57.75	—	—	—	30.51%
	Highest contract charges 1.70% Class IB	$50.61	—	—	—	29.77%
	All contract charges	—	3,040	$166,415	0.08%	—
2019	Lowest contract charges 1.15% Class IB	$44.25	—	—	—	32.17%
	Highest contract charges 1.70% Class IB	$39.00	—	—	—	31.45%
	All contract charges	—	3,434	$144,377	0.42%	—
2018	Lowest contract charges 0.50% Class IB	$38.59	—	—	—	(3.48)%
	Highest contract charges 1.70% Class IB	$29.67	—	—	—	(4.63)%
	All contract charges	—	3,861	$123,036	0.48%	—
2017	Lowest contract charges 0.50% Class IB	$39.98	—	—	—	28.59%
	Highest contract charges 1.70% Class IB	$31.11	—	—	—	27.03%
	All contract charges	—	4,368	$145,346	0.47%	—
2016	Lowest contract charges 0.50% Class IB	$31.09	—	—	—	4.96%
	Highest contract charges 1.70% Class IB	$24.49	—	—	—	3.73%
	All contract charges	—	5,006	$131,222	0.55%	—

EQ/Large Cap Value Index
2020	Lowest contract charges 0.50% Class IB	$14.89	—	—	—	1.64%
	Highest contract charges 1.70% Class IB	$12.38	—	—	—	0.49%
	All contract charges	—	688	$8,975	1.78%	—
2019	Lowest contract charges 0.50% Class IB	$14.65	—	—	—	25.00%
	Highest contract charges 1.70% Class IB	$12.32	—	—	—	23.45%
	All contract charges	—	779	$10,102	2.17%	—
2018	Lowest contract charges 0.50% Class IB	$11.72	—	—	—	(9.29)%
	Highest contract charges 1.70% Class IB	$9.98	—	—	—	(10.41)%
	All contract charges	—	855	$8,940	2.00%	—
2017	Lowest contract charges 1.15% Class IB	$11.93	—	—	—	11.70%
	Highest contract charges 1.70% Class IB	$11.14	—	—	—	11.07%
	All contract charges	—	935	$10,868	1.77%	—
2016	Lowest contract charges 1.15% Class IB	$10.68	—	—	—	15.21%
	Highest contract charges 1.70% Class IB	$10.03	—	—	—	14.50%
	All contract charges	—	1,023	$10,670	2.02%	—

EQ/Large Cap Value Managed Volatility
2020	1.15% contract charge Class IA	$14.93	749	$11,183	1.55%	4.48%
2019	1.15% contract charge Class IA	$14.29	857	$12,247	1.90%	24.05%
2018	1.15% contract charge Class IA	$11.52	953	$10,978	2.41%	(10.97)%
2017	1.15% contract charge Class IA	$12.94	1,045	$13,527	1.47%	12.52%
2016	1.15% contract charge Class IA	$11.50	1,191	$13,696	1.65%	13.97%

EQ/Large Cap Value Managed Volatility
2020	Lowest contract charges 0.50% Class IB	$32.65	—	—	—	5.15%
	Highest contract charges 1.70% Class IB	$24.70	—	—	—	3.87%
	All contract charges	—	7,819	$177,690	1.55%	—
2019	Lowest contract charges 0.50% Class IB	$31.05	—	—	—	24.80%
	Highest contract charges 1.70% Class IB	$23.78	—	—	—	23.34%
	All contract charges	—	8,465	$184,289	1.90%	—
2018	Lowest contract charges 0.50% Class IB	$24.88	—	—	—	(10.37)%
	Highest contract charges 1.70% Class IB	$19.28	—	—	—	(11.48)%
	All contract charges	—	9,483	$166,617	2.41%	—
2017	Lowest contract charges 0.50% Class IB	$27.76	—	—	—	13.31%
	Highest contract charges 1.70% Class IB	$21.78	—	—	—	11.92%
	All contract charges	—	10,706	$212,025	1.47%	—
2016	Lowest contract charges 0.50% Class IB	$24.50	—	—	—	14.75%
	Highest contract charges 1.70% Class IB	$19.46	—	—	—	13.40%
	All contract charges	—	12,144	$214,941	1.65%	—

FSA-53

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Mid Cap Index
2020	Lowest contract charges 0.50% Class IB	$32.97	—	—	—	12.26%
	Highest contract charges 1.70% Class IB	$25.76	—	—	—	10.89%
	All contract charges	—	1,074	$29,226	0.98%	—
2019	Lowest contract charges 0.50% Class IB	$29.37	—	—	—	24.77%
	Highest contract charges 1.70% Class IB	$23.23	—	—	—	23.30%
	All contract charges	—	1,207	$29,540	1.09%	—
2018	Lowest contract charges 0.50% Class IB	$23.54	—	—	—	(12.13)%
	Highest contract charges 1.70% Class IB	$18.84	—	—	—	(13.22)%
	All contract charges	—	1,324	$26,190	1.02%	—
2017	Lowest contract charges 0.50% Class IB	$26.79	—	—	—	14.93%
	Highest contract charges 1.70% Class IB	$21.71	—	—	—	13.55%
	All contract charges	—	1,492	$33,988	0.87%	—
2016	Lowest contract charges 0.50% Class IB	$23.31	—	—	—	19.29%
	Highest contract charges 1.70% Class IB	$19.12	—	—	—	17.88%
	All contract charges	—	1,734	$34,701	1.09%	—

EQ/Mid Cap Value Managed Volatility
2020	Lowest contract charges 1.15% Class IB	$35.07	—	—	—	3.76%
	Highest contract charges 1.70% Class IB	$30.73	—	—	—	3.19%
	All contract charges	—	1,512	$49,693	1.15%	—
2019	Lowest contract charges 1.15% Class IB	$33.80	—	—	—	25.14%
	Highest contract charges 1.70% Class IB	$29.78	—	—	—	24.45%
	All contract charges	—	1,630	$51,840	1.36%	—
2018	Lowest contract charges 0.50% Class IB	$31.13	—	—	—	(13.74)%
	Highest contract charges 1.70% Class IB	$23.93	—	—	—	(14.78)%
	All contract charges	—	1,801	$45,894	1.18%	—
2017	Lowest contract charges 0.50% Class IB	$36.09	—	—	—	11.77%
	Highest contract charges 1.70% Class IB	$28.08	—	—	—	10.42%
	All contract charges	—	2,037	$60,755	1.00%	—
2016	Lowest contract charges 0.50% Class IB	$32.29	—	—	—	17.08%
	Highest contract charges 1.70% Class IB	$25.43	—	—	—	15.64%
	All contract charges	—	2,386	$64,669	1.24%	—

EQ/Moderate Allocation
2020	1.15% contract charge Class A	$85.49	191	16,330	2.15%	9.98%
2019	1.15% contract charge Class A	$77.73	211	16,421	1.57%	14.21%
2018	1.15% contract charge Class A	$68.06	243	16,517	1.51%	(5.86)%
2017	1.15% contract charge Class A	$72.30	265	19,157	1.21%	9.76%
2016	1.15% contract charge Class A	$65.87	292	19,254	0.86%	4.16%

EQ/Moderate Allocation
2020	Lowest contract charges 0.50% Class B	$100.73	—	—	—	10.70%
	Highest contract charges 1.70% Class B	$65.92	—	—	—	9.36%
	All contract charges	—	1,719	$125,204	2.15%	—
2019	Lowest contract charges 0.50% Class B	$90.99	—	—	—	14.96%
	Highest contract charges 1.70% Class B	$60.28	—	—	—	13.59%
	All contract charges	—	1,892	$125,628	1.57%	—
2018	Lowest contract charges 0.50% Class B	$79.15	—	—	—	(5.24)%
	Highest contract charges 1.70% Class B	$53.07	—	—	—	(6.40)%
	All contract charges	—	2,071	$120,625	1.51%	—
2017	Lowest contract charges 0.50% Class B	$83.53	—	—	—	10.49%
	Highest contract charges 1.70% Class B	$56.70	—	—	—	9.16%
	All contract charges	—	2,257	$139,898	1.21%	—
2016	Lowest contract charges 0.50% Class B	$75.60	—	—	—	4.84%
	Highest contract charges 1.70% Class B	$51.94	—	—	—	3.57%
	All contract charges	—	2,511	$142,295	0.86%	—

FSA-54

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Continued)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Moderate-Plus Allocation
2020	Lowest contract charges 1.15% Class B	$21.83	—	—	—	12.76%
	Highest contract charges 1.70% Class B	$21.94	—	—	—	12.17%
	All contract charges	—	3,331	$69,520	2.46%	—
2019	Lowest contract charges 1.15% Class B	$19.36	—	—	—	18.63%
	Highest contract charges 1.70% Class B	$19.56	—	—	—	17.90%
	All contract charges	—	3,712	$68,824	1.51%	—
2018	Lowest contract charges 1.15% Class B	$16.32	—	—	—	(7.90)%
	Highest contract charges 1.70% Class B	$16.59	—	—	—	(8.39)%
	All contract charges	—	4,129	$64,788	1.52%	—
2017	Lowest contract charges 1.15% Class B	$17.72	—	—	—	13.59%
	Highest contract charges 1.70% Class B	$18.11	—	—	—	12.91%
	All contract charges	—	4,621	$78,911	1.33%	—
2016	Lowest contract charges 1.15% Class B	$15.60	—	—	—	6.05%
	Highest contract charges 1.70% Class B	$16.04	—	—	—	5.46%
	All contract charges	—	5,200	$78,435	0.87%	—

EQ/Money Market
2020	1.15% contract charge Class IA	$30.05	100	$3,005	0.18%	(0.96)%
2019	1.15% contract charge Class IA	$30.34	82	$2,476	1.51%	0.36%
2018	1.15% contract charge Class IA	$30.23	90	$2,716	1.25%	0.10%
2017	1.15% contract charge Class IA	$30.20	90	$2,711	0.39%	(0.76)%
2016	1.15% contract charge Class IA	$30.43	89	$2,700	0.00%	(1.14)%

EQ/Money Market
2020	Lowest contract charges 0.00% Class IB	$45.96	—	—	—	0.22%
	Highest contract charges 1.70% Class IB	$23.37	—	—	—	(1.48)%
	All contract charges	—	992	$26,378	0.18%	—
2019	Lowest contract charges 0.00% Class IB	$45.86	—	—	—	1.51%
	Highest contract charges 1.70% Class IB	$23.72	—	—	—	(0.21)%
	All contract charges	—	841	$22,524	1.51%	—
2018	Lowest contract charges 0.00% Class IB	$45.18	—	—	—	1.28%
	Highest contract charges 1.70% Class IB	$23.77	—	—	—	(0.46)%
	All contract charges	—	979	$26,226	1.25%	—
2017	Lowest contract charges 0.00% Class IB	$44.61	—	—	—	0.41%
	Highest contract charges 1.70% Class IB	$23.88	—	—	—	(1.32)%
	All contract charges	—	925	$24,693	0.39%	—
2016	Lowest contract charges 0.00% Class IB	$44.43	—	—	—	0.00%
	Highest contract charges 1.70% Class IB	$24.20	—	—	—	(1.67)%
	All contract charges	—	1,071	$28,766	0.00%	—

EQ/Quality Bond PLUS
2020	Lowest contract charges 0.50% Class IB	$22.68	—	—	—	5.44%
	Highest contract charges 1.70% Class IB	$16.29	—	—	—	4.16%
	All contract charges	—	1,535	$26,968	1.28%	—
2019	Lowest contract charges 0.50% Class IB	$21.51	—	—	—	5.13%
	Highest contract charges 1.70% Class IB	$15.64	—	—	—	3.85%
	All contract charges	—	1,559	$26,219	1.53%	—
2018	Lowest contract charges 0.50% Class IB	$20.46	—	—	—	(0.39)%
	Highest contract charges 1.70% Class IB	$15.06	—	—	—	(1.63)%
	All contract charges	—	1,675	$27,079	1.65%	—
2017	Lowest contract charges 0.50% Class IB	$20.54	—	—	—	0.88%
	Highest contract charges 1.70% Class IB	$15.31	—	—	—	(0.33)%
	All contract charges	—	1,900	$31,080	1.14%	—
2016	Lowest contract charges 0.50% Class IB	$20.36	—	—	—	0.69%
	Highest contract charges 1.70% Class IB	$15.36	—	—	—	(0.52)%
	All contract charges	—	2,092	$34,262	1.03%	—

FSA-55

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2020

8.	Financial Highlights (Concluded)

		Years Ended December 31,
		Unit Value	Units Outstanding (000’s)	Accumulation Unit Values (000’s)	Investment Income Ratio*	Total Return**

EQ/Small Company Index
2020	Lowest contract charges 0.50% Class IB	$49.37	—	—	—	19.14%
	Highest contract charges 1.70% Class IB	$37.35	—	—	—	17.71%
	All contract charges	—	435	$17,396	1.02%	—
2019	Lowest contract charges 0.50% Class IB	$41.44	—	—	—	24.59%
	Highest contract charges 1.70% Class IB	$31.73	—	—	—	23.08%
	All contract charges	—	475	$16,121	1.07%	—
2018	Lowest contract charges 0.50% Class IB	$33.26	—	—	—	(11.78)%
	Highest contract charges 1.70% Class IB	$25.78	—	—	—	(12.85)%
	All contract charges	—	519	$14,317	0.92%	—
2017	Lowest contract charges 1.15% Class IB	$33.07	—	—	—	12.71%
	Highest contract charges 1.70% Class IB	$29.58	—	—	—	12.09%
	All contract charges	—	578	$18,188	0.99%	—
2016	Lowest contract charges 1.15% Class IB	$29.34	—	—	—	19.17%
	Highest contract charges 1.70% Class IB	$26.39	—	—	—	18.50%
	All contract charges	—	679	$19,005	1.11%	—

Multimanager Technology
2020	Lowest contract charges 0.50% Class IB	$69.65	—	—	—	52.51%
	Highest contract charges 1.70% Class IB	$55.31	—	—	—	50.67%
	All contract charges	—	842	$49,062	0.12%	—
2019	Lowest contract charges 0.50% Class IB	$45.67	—	—	—	37.19%
	Highest contract charges 1.70% Class IB	$36.71	—	—	—	35.51%
	All contract charges	—	944	$36,434	0.15%	—
2018	Lowest contract charges 0.50% Class IB	$33.29	—	—	—	1.77%
	Highest contract charges 1.70% Class IB	$27.09	—	—	—	0.56%
	All contract charges	—	1,023	$29,037	0.15%	—
2017	Lowest contract charges 0.50% Class IB	$32.71	—	—	—	38.43%
	Highest contract charges 1.70% Class IB	$26.94	—	—	—	36.75%
	All contract charges	—	1,148	$32,312	0.00%	—
2016	Lowest contract charges 0.50% Class IB	$23.63	—	—	—	8.39%
	Highest contract charges 1.60% Class IB	$20.00	—	—	—	7.18%
	All contract charges	—	1,131	$23,152	0.01%	—

(a)	EQ/Aggressive Growth Strategy replaced EQ/Franklin Templeton Allocation Managed Volatility due to a merger on June 5, 2020.
(b)	Units were made available on June 5, 2020.
(c)	1290 VT SmartBeta Equity replaced EQ/Templeton Global Equity Managed Volatility due to a merger on June 12, 2020.
(d)	Units were made available on June 12, 2020.
*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
**	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9.	COVID-19 Impact

During 2020, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to Equitable Financial’s business. As of December 31 2020, COVID-19 related impacts to Equitable Financial, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact

FSA-56

SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Concluded)

December 31, 2020

9.	COVID-19 Impact (Concluded)

cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic. Management will continue to monitor developments, and their impact on the fair value of the Portfolios in which the Variable Investment Options invest.

10.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2020 through April 19, 2021, the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

A.	The following Portfolio will be involved in a planned reorganizations (“Reorganization Plan”). If the shareholders approve the Reorganization Plan, it is anticipated that the Reorganization Plan will take place on or about June 18, 2021. The Reorganization Plan provides for the reorganization of certain Portfolio, where all the net assets of certain Portfolio (“Proposed Acquired Portfolio”) will be transferred to the corresponding Portfolio (“Proposed Acquiring Portfolio”). Correspondingly, the Variable Investment Option that invested in the Proposed Acquired Portfolio will be replaced with the Variable Investment Option that invests in the Proposed Acquiring Portfolio.

PROPOSED ACQUIRED PORTFOLIO	PROPOSED ACQUIRING PORTFOLIO
EQ/Franklin Balanced Managed Volatility	EQ/Balanced Strategy

B.	The following Portfolios will be involved in planned reorganizations (each, a “Reorganization”, and collectively, the “Reorganizations”). The Reorganizations do not require shareholder approval, but are subject to the satisfaction of certain conditions. If the closing conditions are satisfied, the Reorganization of EQ/Core Plus Bond is expected to take place on or about April 12, 2021, and the other Reorganizations are expected to take place on or about April 30, 2021. The Reorganizations provide for the reorganizations of certain Portfolios of VIP (each, an “Acquired Portfolio”, and collectively, the “Acquired Portfolios”) into newly-created identical portfolios of EQAT (each, an “Acquiring Portfolio”, and collectively, the “Acquiring Portfolios”). Correspondingly, the Variable Investment Options that invested in the Acquired Portfolios will be replaced with the Variable Investment Options that invest in the Acquiring Portfolios.

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
EQ/Aggressive Allocation	EQ/Aggressive Allocation
EQ/Conservative Allocation	EQ/Conservative Allocation
EQ/Conservative-Plus Allocation	EQ/Conservative-Plus Allocation
EQ/Moderate Allocation	EQ/Moderate Allocation
EQ/Moderate-Plus Allocation	EQ/Moderate-Plus Allocation

FSA-57

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company

Opinion on the Financial Statements

We have audited the consolidated financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company and its subsidiaries (the “Company”) as listed in the accompanying index (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 9 to the consolidated financial statements, the Company changed the manner in which it accounts for leases in 2019.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) related to Variable Annuity Products with Guaranteed Minimum Benefits

As described in Note 2 to the consolidated financial statements, DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred. A significant portion of the $3.8 billion DAC as of December 31, 2020 is associated with the variable annuity products with guaranteed minimum benefits. DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, Universal Life and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, which in turn led to a high degree of auditor judgment and subjectivity in performing audit procedures relating to the amortization and valuation of DAC; (ii) the significant audit effort in evaluating the audit evidence relating to the models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. As previously disclosed by management, a material weakness existed during the year related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to amortization and valuation of DAC related to variable annuity products with guaranteed minimum benefits, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC, which included (i) testing the completeness and accuracy of the historical data provided by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread. Evaluating these significant assumptions involved consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Benefit Features related to Certain Life and Annuity Contracts

As described in Notes 2 and 7 to the consolidated financial statements, future policy benefits and other policyholders’ liabilities of $40.2 billion as of December 31, 2020 included reserves related to guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefit (“GMIB”) features, some of which are related to embedded derivatives liabilities, and reserves related to participating traditional life products, non-participating traditional life products, and individual health benefit liabilities. For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as reserves and determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. For certain contracts with guaranteed minimum benefit features, the benefits are accounted for as embedded derivatives, at fair value using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to non-performance risk, lapse rates, withdrawal rates, annuitization, and mortality rates.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed minimum benefit features related to certain life and annuity contracts is a critical audit matter are (i) the significant judgment by management when determining these estimates, which in turn led to a high degree of auditor judgment and subjectivity in performing audit procedures relating to the valuation of guaranteed minimum benefit features; (ii) the significant audit effort in evaluating the audit evidence relating to benefits accounted for as reserves, specifically, the significant assumptions of expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates, and for benefits accounted for as embedded derivatives, the unobservable inputs of non-performance risk, lapse rates, withdrawal rates, annuitization, and mortality rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. As previously disclosed by management, a material weakness existed during the year related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of guaranteed minimum benefit features related to certain life and annuity contracts, including controls over the relevant models and development of the significant assumptions and unobservable inputs. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed minimum benefit features, which included (i) testing the completeness and accuracy of the historical data provided by management to develop and update the significant assumptions and unobservable inputs, (ii) testing that significant assumptions and unobservable inputs are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant methods used for the valuation of guaranteed minimum benefit features and the reasonableness of the significant assumptions related to expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates, and unobservable inputs of non-performance risk, lapse rates, withdrawal rates, annuitization, and mortality rates. Evaluating these significant assumptions and unobservable inputs involved consideration of the Company’s experience, industry trends, and market conditions, as applicable.

Valuation of Guaranteed Minimum Income Benefit (“GMIB”) Reinsurance Contract Asset

As described in Notes 2 and 7 to the consolidated financial statements, the fair value of the GMIB reinsurance contract asset was $2.9 billion as of December 31, 2020. A portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value. The GMIB reinsurance contract asset’s fair value reflects the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market consistent economic scenarios. Management determined the fair value of the GMIB reinsurance contract asset using a discounted cash flow valuation technique that incorporates significant unobservable inputs with respect to non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates.

The principal considerations for our determination that performing procedures relating to the valuation of GMIB reinsurance contract asset is a critical audit matter are (i) the significant judgment by management when determining the fair value of the GMIB reinsurance contract asset, which in turn led to a high degree of auditor judgment and subjectivity in performing audit procedures relating to the fair value measurement; (ii) the significant audit effort in evaluating the audit evidence relating to the valuation technique and significant unobservable inputs related to non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates; and (iii) the audit effort involved the use of professionals with specialized skill and knowledge. As previously disclosed by management, a material weakness existed during the year related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to valuation of the GMIB reinsurance contract asset, including controls over the valuation technique and determination of significant unobservable inputs. These procedures also included, among others, testing management’s process for determining the fair value of the GMIB reinsurance contract asset, which included (i) testing the completeness and accuracy of the historical data provided by management to develop and update the significant unobservable inputs, (ii) testing that significant unobservable inputs are accurately reflected in the relevant valuation technique, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the valuation technique and the reasonableness of significant unobservable inputs related to non-performance risk, lapse rates, withdrawal rates, utilization rates, volatility rates, and mortality rates. Evaluating these significant unobservable inputs involved consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 1, 2021

We have served as the Company’s auditor since 1993.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2020 AND 2019

	2020	2019
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $68,136 and $59,278) (allowance for credit losses of $13 at December 31, 2020)	$76,353	$62,362
Mortgage loans on real estate (net of allowance for credit losses of $81 at December 31, 2020)	13,142	12,090
Policy loans	3,635	3,270
Other equity investments (1)	1,342	1,149
Trading securities, at fair value	5,340	6,598
Other invested assets	2,383	2,156

Total investments	102,195	87,625
Cash and cash equivalents	2,043	1,492
Deferred policy acquisition costs	3,816	4,222
Amounts due from reinsurers (allowance for credit losses of $5 at December 31, 2020)	3,053	3,002
Loans to affiliates	900	1,200
GMIB reinsurance contract asset, at fair value	2,859	2,466
Current and deferred income taxes	—	249
Other assets	3,078	3,050
Separate Accounts assets	133,350	124,646

Total Assets	$251,294	$227,952

LIABILITIES
Policyholders’ account balances	$63,109	$55,421
Future policy benefits and other policyholders’ liabilities	40,151	33,979
Broker-dealer related payables	1,064	428
Amounts due to reinsurers	122	105
Current and deferred income taxes	234	—
Other liabilities	1,580	1,769
Separate Accounts liabilities	133,350	124,646

Total Liabilities	$239,610	$216,348
Redeemable noncontrolling interest (2)	$41	$39
Commitments and contingent liabilities (Note 16)

EQUITY
Equity attributable to Equitable Financial:
Common stock, $1.25 par value; 2,000,000 shares authorized, issued and outstanding	$2	$2
Additional paid-in capital	7,841	7,809
Retained earnings	(795)	2,145
Accumulated other comprehensive income (loss)	4,595	1,596

Total equity attributable to Equitable Financial	11,643	11,552
Noncontrolling interest	—	13

Total Equity	11,643	11,565

Total Liabilities, Redeemable Noncontrolling Interest and Equity	$251,294	$227,952

(1)	See Note 2 for details of balances with variable interest entities.
(2)	See Note 19 for details of Redeemable noncontrolling interest.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	2020	2019	2018
	(in millions)
REVENUES
Policy charges and fee income	$3,464	$3,487	$3,515
Premiums	806	936	862
Net derivative gains (losses)	(1,541)	(3,831)	(1,034)
Net investment income (loss)	3,208	3,298	2,478
Investment gains (losses), net:
Credit losses on available-for-sale debt securities and loans	(58)	—	(37)
Other investment gains (losses), net	845	206	41

Total investment gains (losses), net	787	206	4

Investment management and service fees	1,010	1,022	1,029
Other income	57	56	64

Total revenues	7,791	5,174	6,918

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,951	4,088	2,960
Interest credited to policyholders’ account balances	1,118	1,149	979
Compensation and benefits	309	335	422
Commissions	636	629	625
Interest expense	—	4	34
Amortization of deferred policy acquisition costs	1,333	520	451
Other operating costs and expenses	830	912	2,919

Total benefits and other deductions	9,177	7,637	8,390

Income (loss) from continuing operations, before income taxes	(1,386)	(2,463)	(1,472)
Income tax (expense) benefit	627	579	456

Net income (loss)	(759)	(1,884)	(1,016)
Less: net income (loss) from discontinued operations, net of taxes and noncontrolling interest	—	—	(114)

Net income (loss)	(759)	(1,884)	(902)
Less: Net income (loss) attributable to the noncontrolling interest	—	5	(3)

Net income (loss) attributable to Equitable Financial	$(759)	$(1,889)	$(899)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	2020	2019	2018
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(759)	$(1,884)	$(902)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	2,999	2,095	(1,221)

Changes in defined benefit plan related items not yet recognized in periodic benefit cost, net of reclassification adjustment	—	2	(4)

Other comprehensive income (loss), net of income taxes	2,999	2,097	(1,225)

Comprehensive income (loss)	2,240	213	(2,127)
Less: Comprehensive income (loss) attributable to the noncontrolling interest(2)	—	5	(3)

Comprehensive income (loss) attributable to Equitable Financial	$2,240	$208	$(2,124)

(1)	See Note 15 for details of change in unrealized gains (losses), net of adjustments.
(2)	Amounts for the years ended December 31, 2019 and 2018 were reclassified to conform to the current year’s presentation.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EQUITY

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	Equitable Equity					Noncontrolling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total	Continuing Operations	Discontinued Operations	Total	Total Equity
	(in millions)
January 1, 2020	$2	$7,809	$2,145	$1,596	$11,552	$13	$—	$13	$11,565
Dividend to parent company	—	—	(2,149)	—	(2,149)	—	—	—	(2,149)
Cumulative effect of adoption of ASU 2016-03, Current Expected Credit Loss	—	—	(32)	—	(32)	—	—	—	(32)
Net income (loss)	—	—	(759)	—	(759)	(1)	—	(1)	(760)
Other comprehensive income (loss)	—	—	—	2,999	2,999	—	—	—	2,999
Other	—	32	—	—	32	(12)	—	(12)	20

December 31, 2020	$2	$7,841	$(795)	$4,595	$11,643	$—	$—	$—	$11,643

January 1, 2019	$2	$7,807	$5,039	$(501)	$12,347	$12	$—	$12	$12,359
Dividend to parent company	—	—	(1,005)	—	(1,005)	—	—	—	(1,005)
Transfer of AB Holding Units	—	—	—	—	—	—	—	—	—
Net income (loss)	—	—	(1,889)	—	(1,889)	—	—	—	(1,889)
Other comprehensive income (loss)	—	—	—	2,097	2,097	—	—	—	2,097
Other	—	2	—	—	2	1	—	1	3

December 31, 2019	$2	$7,809	$2,145	$1,596	$11,552	$13	$—	$13	$11,565

January 1, 2018	$2	$6,859	$8,860	$579	$16,300	$19	$3,076	$3,095	$19,395
Cumulative effect of adoption of revenue recognition standard ASC 606	—	—	8	—	8	—	—	—	8
Cumulative effect of adoption of ASU 2018-12, Reclassification of Certain Tax Effects Attributable to Disposed Subsidiary	—	—	(83)	$83	—	—	—	—	—
Transfer for Deferred tax asset in GMxB Unwind	—	1,209	—	—	1,209	—	—	—	1,209
Settlement of intercompany payables in GMxB Unwind	—	(297)	—	—	(297)	—	—	—	(297)
Dividend to parent company	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)
Distribution of discontinued subsidiary	—	—	(1,175)	—	(1,175)	—	—	—	(1,175)
Transfer of accumulated other comprehensive income to discontinued operations	—	—	—	62	62	—	—	—	62
Reclassification of net earnings (loss) attributable to redeemable noncontrolling interests	—	—	—	—	—	(2)	—	(2)	(2)
De-consolidation of real estate joint ventures	—	—	—	—	—	(8)	—	(8)	(8)
Transfer of AB Holding Units	—	—	—	—	—	—	(3,076)	(3,076)	(3,076)
Net income (loss)	—	—	(899)	—	(899)	3	—	3	(896)
Other comprehensive income (loss)	—	—	—	(1,225)	(1,225)	—	—	—	(1,225)
Other	—	36	—	—	36	—	—	—	36

December 31, 2018	$2	$7,807	$5,039	$(501)	$12,347	$12	$—	$12	$12,359

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(759)	$(1,884)	$(339)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	1,118	1,149	979
Policy charges and fee income	(3,464)	(3,487)	(3,515)
Net derivative (gains) losses	1,541	3,831	1,034
Credit losses on AFS debt securities and loans	58	—	37
Investment (gains) losses, net	(845)	(206)	(40)
Realized and unrealized (gains) losses on trading securities	(106)	(429)	221
Non-cash long-term incentive compensation expense	29	3	218
Amortization of deferred cost of reinsurance asset	—	(7)	1,882
Amortization and depreciation	1,249	391	360
Cash received on the recapture of captive reinsurance	—	—	1,273
Equity (income) loss from limited partnerships	(74)	(73)	(120)
Changes in:
Net broker-dealer and customer related receivables/payables	—	4	838
Reinsurance recoverable	(283)	(183)	(390)
Segregated cash and securities, net	—	—	(345)
Capitalization of deferred policy acquisition costs	(565)	(648)	(592)
Future policy benefits	1,857	1,084	(330)
Current and deferred income taxes	(306)	(329)	(563)
Other, net	(218)	178	810

Net cash provided by (used in) operating activities	$(768)	$(606)	$1,418

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$18,453	$12,450	$8,935
Mortgage loans on real estate	630	952	768
Trading account securities	1,913	10,209	9,298
Real estate joint ventures	55	5	139
Short-term investments	1,494	2,548	2,315
Other	973	253	190
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(26,402)	(28,537)	(11,110)
Mortgage loans on real estate	(1,747)	(1,240)	(1,642)
Trading account securities	(534)	(1,067)	(11,404)
Short-term investments	(1,098)	(2,762)	(1,852)
Other	(1,174)	(408)	(170)
Cash settlements related to derivative instruments, net	1,204	(961)	805
Issuance of loans to affiliates	—	(900)	(1,100)
Repayments of loans to affiliates	300	300	900
Cash disposed due to distribution of disposed subsidiary	—	—	(672)
Investment in capitalized software, leasehold improvements and EDP equipment	(66)	(65)	(115)
Other, net	(406)	(55)	(91)

Net cash provided by (used in) investing activities	$(6,405)	$(9,278)	$(4,806)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

(CONTINUED)

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$10,928	$12,283	$9,365
Withdrawals	(4,370)	(4,641)	(4,496)
Transfer (to) from Separate Accounts	2,517	1,869	1,809
Change in short-term financings	—	—	(26)
Change in collateralized pledged assets	(140)	(69)	1
Change in collateralized pledged liabilities	859	1,359	(291)
(Decrease) increase in overdrafts payable	—	—	3
Shareholder dividend paid	(2,149)	(1,005)	(1,672)
Repurchase of AB Holding Units	—	—	(267)
Purchase (redemption) of noncontrolling interests of consolidated company-sponsored investment funds	9	19	(472)
Distribution to noncontrolling interest of consolidated subsidiaries	—	—	(610)
Proceeds from loans from affiliates	—	—	572
Repayment of loans from affiliates	—	(572)	—
Increase (decrease) in securities sold under agreement to repurchase	—	(573)	(1,314)
Other, net	70	84	11

Net cash provided by (used in) financing activities	$7,724	$8,754	$2,613

Effect of exchange rate changes on cash and cash equivalents	—	—	(12)

Change in cash and cash equivalents	551	(1,130)	(787)
Cash and cash equivalents, beginning of year	1,492	2,622	3,409

Cash and cash equivalents, end of year	$2,043	$1,492	$2,622

Cash and cash equivalents of disposed subsidiary:
Beginning of year	$—	$—	$1,009

End of year	$—	$—	$—

Supplemental cash flow information:
Interest paid	$—	$(4)	$—

Income taxes (refunded) paid	$(323)	$(252)	$(8)

Cash flows of disposed subsidiary:
Net cash provided by (used in) operating activities	$—	$—	$1,137
Net cash provided by (used in) investing activities	—	—	(102)
Net cash provided by (used in) financing activities	—	—	(1,360)
Effect of exchange rate changes on cash and cash equivalents	—	—	-12

Non-cash transactions:
Continuing operations
(Settlement) issuance of long-term debt	$—	$—	$(202)

Transfer of assets to reinsurer	$—	$—	$(604)

Repayments of loans from affiliates	$—	$—	$300

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)	ORGANIZATION

Equitable Financial’s (collectively with its consolidated subsidiaries, the “Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable Financial is a stock life insurance company organized in 1859 under the laws of the State of New York.

The Company’s two principal subsidiaries include Equitable Distributors and EIM. Both Equitable Distributors and EIM are wholly-owned Delaware limited liability companies.

Discontinued Operations

In the fourth quarter of 2018, the Company transferred its economic interest in the business of AB Holding, ABLP, AllianceBernstein Corporation and their subsidiaries (collectively, “AB”) to a newly created wholly-owned subsidiary of Holdings (the “AB Business Transfer”). The results of AB are reflected in the Company’s consolidated financial statements as a discontinued operation and, therefore, are presented as net income (loss) from discontinued operations, net of taxes, on the consolidated statements of income (loss). Intercompany transactions between the Company and AB prior to the AB Business Transfer have been eliminated. Ongoing service transactions will be reported as related party transactions going forward. See Note 18 for information on discontinued operations and transactions with AB.

As a result of the AB Business Transfer, the Company reassessed it’s segment structure and concluded that the Company operates as a single reportable segment as information on a more segmented basis is not evaluated by the Chief Operating Decision Maker and as such there is only a single reporting segment.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition and cash flows of the Company and its subsidiaries and those investment companies, partnerships and joint ventures in which the Company has control and a majority economic interest as well as those VIEs that meet the requirements for consolidation.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

All significant intercompany transactions and balances have been eliminated in consolidation. The years “2020”, “2019” and “2018” refer to the years ended December 31, 2020, 2019 and 2018, respectively.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2016-13: Financial Instruments — Credit Losses (Topic 326), as clarified and amended by ASU 2018-19: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, ASU 2019-04: Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-05: Financial Instruments — Credit Losses (Topic 326) Targeted Transition Relief, ASU 2019-11: Codification Improvements to Topic 326, Financial Instruments-Credit Losses

ASU 2016-13 contains new guidance which introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for AFS debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination.

ASU 2019-05 provides entities that have instruments within the scope of Subtopic 326-20 an option to irrevocably elect the fair value option on an instrument-by-instrument basis upon adoption of Topic 326.

ASU 2018-19, ASU 2019-04 and ASU 2019-11 clarified the codification guidance and did not materially change the standard.

On January 1, 2020, the Company adopted the new standard and completed implementation of its updated CECL models, processes and controls related to the identified financial assets that fall within the scope of the new standard. Upon adoption, the Company recorded a cumulative effect adjustment to reduce the opening retained earnings balance by approximately $40 million, on a pre-tax and pre-DAC basis. The adjustment is primarily attributable to an increase in the allowance for credit losses associated with the Company’s commercial and agricultural mortgage loan portfolios and reinsurance.

Results for reporting periods beginning after January 1, 2020 are presented under ASU 2016-13 while prior period amounts continue to be reported in accordance with previously applicable GAAP.

ASU 2018-13: Fair Value Measurement (Topic 820)
This ASU improves the effectiveness of fair value disclosures in the notes to financial statements. Amendments in this ASU impact the disclosure requirements in Topic 820, including the removal, modification and addition to existing disclosure requirements.	The Company elected to early adopt during 2019 the removal of disclosures relating to transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and valuation processes for Level 3 fair value measurements. The Company adopted the additional disclosures related to Level 3 fair value information on January 1, 2020.
ASU 2018-17: Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities
This ASU provides guidance requiring that indirect interests held through related parties in common control arrangements be considered on a proportional basis for determining whether fees paid to decision makers and service providers are variable interests.	The Company adopted this new standard effective for January 1, 2020. Adoption of this standard did not materially impact the Company’s financial position or results of operations.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2020-11: Financial Services — Insurance (Topic 944): Effective Date and Early Application

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update, cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. Interest rates used to discount the liability will need to be updated quarterly using an upper medium grade (low credit risk) fixed-income instrument yield.

In November 2020, the FASB issued ASU 2020-11 which deferred the effective date of the amendments in ASU 2018-12 for all insurance entities. ASU 2018-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is allowed.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in Accumulated other comprehensive income (“AOCI”) or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

The Company is currently evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements, however the adoption of the ASU is expected to have a significant impact on the Company’s consolidated financial condition, results of operations, cash flows and required disclosures, as well as processes and controls.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters

2. Measurement of market risk benefits (“MRBs”). MRBs, as defined under the ASU, will encompass certain variable annuity guaranteed benefit (“GMxB”) features associated with variable annuity products and other general account annuities with other than nominal market risk. The ASU requires MRBs to be measured at fair value with changes in value attributable to changes in instrument-specific credit risk recognized in Other comprehensive income (“OCI”).

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts. Deferred costs will be required to be written off for unexpected contract terminations but will not be subject to impairment testing.

4. Expanded footnote disclosures. The ASU requires additional disclosures including disaggregated roll-forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, MRBs, separate account liabilities and deferred acquisition costs. Companies will also be required to disclose information about significant inputs, judgements, assumptions and methods used in measurement.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2019-12: Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes
This ASU simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740, as well as clarifying and amending existing guidance.	Effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted.	The Company will implement the new income tax accounting guidance as of the date of adoption, January 1, 2021. Management currently anticipates that the standard will not have a material impact on retained earnings as of the date of adoption.
ASU2020-04: Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting
The amendments in this ASU provide optional expedients and exceptions to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.	This ASU is effective as of March 12, 2020 through December 31, 2022.	The Company is currently assessing the applicability of the optional expedients and exceptions provided under the ASU. Management is evaluating the impact that adoption of this guidance will have on the Company’s consolidated financial statements.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Prior to January 1, 2020, the amortized cost of fixed maturities was adjusted for impairments in value deemed to be other than temporary which were recognized in Investment gains (losses), net. With the adoption of the new Financial Instruments-Credit Losses standard, changes in credit losses are recognized in investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REITs, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance effective January 1, 2020. The remainder of the unrealized loss related to other factors, if any, is recognized in OCI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist, as they were permitted to do prior to January 1, 2020.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings.

Real estate held for the production of income is stated at depreciated cost less allowance for credit losses. Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with realized and unrealized gains (losses) reported in net investment income (loss) in the consolidated statements of income (loss).

COLI has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. As of December 31, 2020 and 2019, the carrying value of COLI was $989 million and $942 million, respectively, and is reported in other invested assets in the consolidated balance sheets.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade-date basis.

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity, currency, and interest rate futures, total return and/or other equity swaps, interest rate swaps and floors, swaptions, variance swaps and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities”. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company’s freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Securities Repurchase and Reverse Repurchase Agreements

Securities repurchase and reverse repurchase transactions involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. Transfers of securities under these agreements to repurchase or resell are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing or lending arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales or purchases with related forward repurchase or resale commitments. All of the Company’s securities repurchase transactions are accounted for as collateralized borrowings with the related obligations distinctly captioned in the consolidated balance sheets. Earnings from investing activities related to the cash received under the Company’s securities repurchase arrangements are reported in the consolidated statements of income (loss) as “net investment income (loss)” and the associated borrowing cost is reported as interest expense. There were no outstanding balances under securities repurchase agreements as of December 31, 2020 and 2019. The Company has not actively engaged in securities reverse repurchase transactions.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process. Prior to the adoption of CECL on January 1, 2020, mortgage loans were stated at unpaid principal balances, net of unamortized discounts, premiums and valuation allowances. Valuation allowances were based on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value if the loan was collateral dependent. For commercial and agricultural mortgage loans, an allowance for credit loss was typically recommended when management believed it was probable that principal and interest would not be collected according to the contractual terms.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD/LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The quantitative cumulative-effect of this change in the Company’s accounting policy on its loans portfolio for CECL is a $36 million pre-tax adjustment to the opening balance of retained earnings as of January 1, 2020.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•

Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the consolidated balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Troubled Debt Restructuring

The Company invests in commercial and agricultural mortgage loans included in the balance sheet as mortgage loans on real estate and privately negotiated fixed maturities included in the balance sheet as fixed maturities AFS. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific credit allowance recorded in connection with the TDR. A credit allowance may have been recorded prior to the period when the loan is modified in a TDR. Accordingly, the carrying value (net of the allowance) before and after modification through a TDR may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Net Investment Income (Loss), Investment Gains (Losses), Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Realized and unrealized holding gains (losses) on trading and equity securities are reflected in net investment income (loss).

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to certain pension operations, Closed Block’s policyholders’ dividend obligation, insurance liability loss recognition, DAC related to UL policies, investment-type products and participating traditional life policies.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. See Note 7 for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, embedded derivatives and changes in the reserve of products that have indexed features such as SCS IUL and MSO, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2020, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Accounts fees) and 0.0% (2.3% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. As of December 31, 2020, the average rate of assumed investment yields, excluding policy loans, for the Company was 4.6% grading to 4.3% in 2025. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company’s dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in policyholders’ benefits for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

DAC associated with non-participating traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives as they are net settled. These embedded derivatives are included in GMIB reinsurance contract asset, at fair value with changes in estimated fair value reported in net derivative gains (losses).

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholder Bonus Interest Credits

Policyholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these policyholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in other assets in the consolidated balance sheets and amortization is included in interest credited to policyholders’ account balances in the consolidated statements of income (loss).

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial insurance assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.5% to 6.3% (weighted average of 5.0%) for approximately 99.2% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.8%) for annuity liabilities.

Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

Obligations arising from funding agreements are also reported in policyholders’ account balances in the consolidated balance sheets. As a member of the FHLB, the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. The Company previously issued certain variable annuity products with GIB, GWBL, GMWB and GMAB features. The Company has also assumed reinsurance for products with GMxB features.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

Products that have a GMIBNLG rider, GIB, GWBL, GMWB and GMAB features and the assumed products with GMIB features (collectively “GMxB derivative features”) are considered either freestanding or embedded derivatives and discussed below under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. We accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by the board of directors of the issuing insurance company. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Additionally, the Company cedes and assumes reinsurance of products with GMxB features, which are considered either an embedded or freestanding derivative and measured at fair value. The GMxB reinsurance contract asset and liabilities’ fair values reflect the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market-consistent economic scenarios.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct and assumed reinsurance contracts are reported in future policyholders’ benefits and other policyholders’ liabilities and embedded derivatives in ceded reinsurance contracts are reported in the GMIB reinsurance contract asset, at fair value in the consolidated balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the consolidated statements of income (loss). For 2020, 2019 and 2018, investment results of such Separate Accounts were gains (losses) of $16.6 billion, $22.9 billion, and $(7.2) billion, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the consolidated statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the consolidated balance sheets.

Broker-Dealer Revenues, Receivables and Payables

Certain of the Company’s subsidiaries provide investment management, brokerage and distribution services for affiliates and third parties. Third-party revenues earned from these services are reported in other income in the Company’s consolidated statement of income (loss).

Receivables from and payables to clients include amounts due on cash and margin transactions. Securities owned by customers are held as collateral for receivables; such collateral is not reflected in the consolidated financial statements.

Capitalized Computer Software and Hosting Arrangements

Capitalized computer software and hosting arrangements include certain internal and external costs used to implement internal-use software and cloud computing hosting arrangements. These capitalized computer costs are included in other assets in the consolidated balance sheets and amortized on a straight-line basis over the estimated useful life of the software or term of the hosting arrangement that ranges between three and five years. Capitalized amounts are periodically tested for impairment in accordance with the guidance on impairment of long-lived assets. An immediate charge to earnings is recognized if capitalized computer costs no longer are deemed to be recoverable. In addition, service potential is periodically reassessed to determine whether facts and circumstances have compressed the software’s useful life or a significant change in the term of the hosting arrangement such that acceleration of amortization over a shorter period than initially determined would be required.

Capitalized computer software and hosting arrangements, net of accumulated amortization, amounted to $130 million and $126 million as of December 31, 2020 and 2019, respectively. Amortization of capitalized computer software and hosting arrangements in 2020, 2019 and 2018 was $47 million, $36 million and $35 million, respectively, recorded in other operating costs and expenses in the consolidated statements of income (loss).

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees and Related Expenses

Investment management, advisory and service fees

Reported as investment management and service fees in the Company’s consolidated statements of income (loss) are investment management and administrative service fees earned by EIM as well as certain asset-based fees associated with insurance contracts.

EIM provides investment management and administrative services, such as fund accounting and compliance services, to EQ Premier VIP Trust, EQAT and 1290 Funds as well as two private investment trusts established in the Cayman Islands, AXA Allocation Funds Trust and AXA Offshore Multimanager Funds Trust (collectively, the “Other AXA Trusts”). The contracts supporting these revenue streams create a distinct, separately identifiable performance obligation for each day the assets are managed for the performance of a series of services that are substantially the same and have the same pattern of transfer to the customer. Accordingly, these investment management, advisory, and administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Sub-advisory and sub-administrative expenses associated with these services are calculated and recorded as the related services are performed in other operating costs and expense in the consolidated statements of income (loss) as the Company is acting in a principal capacity in these transactions and, as such, reflects these revenues and expenses on a gross basis.

Distribution services

Revenues from distribution services include fees received as partial reimbursement of expenses incurred in connection with the sale of certain mutual funds and the 1290 Funds and for the distribution primarily of EQAT and EQ Premier VIP Trust shares to separate accounts in connection with the sale of variable life and annuity contracts. The amount and timing of revenues recognized from performance of these distribution services often is dependent upon the contractual arrangements with the customer and the specific product sold as further described below.

Most open-end management investment companies, such as U.S. funds and the EQAT and EQ Premier VIP Trusts and the 1290 Funds, have adopted a plan under Rule 12b-1 of the Investment Company Act that allows for certain share classes to pay out of assets, distribution and service fees for the distribution and sale of its shares (“12b-1 Fees”). These open-end management investment companies have such agreements with the Company, and the Company has selling and distribution agreements pursuant to which it pays sales commissions to the financial intermediaries that distribute the shares. These agreements may be terminated by either party upon notice (generally 30 days) and do not obligate the financial intermediary to sell any specific amount of shares.

The Company records 12b-1 fees monthly based upon a percentage of the NAV of the funds. At month-end, the variable consideration of the transaction price is no longer constrained as the NAV can be calculated and the value of consideration is determined. These services are separate and distinct from other asset management services as the customer can benefit from these services independently of other services. The Company accrues the corresponding 12b-1 fees paid to sub-distributors monthly as the expenses are incurred. The Company is acting in a principal capacity in these transactions; as such, these revenues and expenses are recorded on a gross basis in the consolidated statements of income (loss).

Other revenues

Also reported as investment management and service fees in the Company’s consolidated statements of income (loss) are other revenues from contracts with customers, primarily consisting of mutual fund reimbursements and other brokerage income.

Other income

Revenues from contracts with customers reported as other income in the Company’s consolidated statements of income (loss) primarily consist of advisory account fees and brokerage commissions from the Company’s broker-dealer operations and sales commissions from the Company’s general agents for the distribution of non-affiliate insurers’ life insurance and annuity products. These revenues are recognized at month-end when constraining factors, such as AUM and product mix, are resolved and the transaction pricing no longer is variable such that the value of consideration can be determined.

Discontinued Operations

The results of operations of a component of the Company that has been disposed of are reported in discontinued operations if certain criteria are met; such as if the disposal represents a strategic shift that has or will have a major effect on the Company’s operations and financial results. The results of AB for the year ended December 31, 2018, are reported in the Company’s consolidated statements of income (loss) as net income (loss) from discontinued operations, net of taxes and noncontrolling interest. Intercompany transactions between the Company and AB prior to the disposal have been eliminated. See Note 18 for information on discontinued operations and transactions with AB.

Accounting and Consolidation of VIEs

For all new investment products and entities developed by the Company, the Company first determines whether the entity is a VIE, which involves determining an entity’s variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then determines whether it is the primary beneficiary of the VIE based on its beneficial interests. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client AUM to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

Consolidated VIEs

As of December 31, 2019, the Company consolidated one real estate joint venture for which it was identified as the primary beneficiary under the VIE model. The consolidated entity was jointly owned by Equitable Financial and AXA France and holds an investment in a real estate venture. Included in other invested assets in the Company’s consolidated balance sheets as of December 31, 2019 were total assets of $32 million related to this VIE, primarily resulting from the consolidated presentation of this real estate joint venture as real estate held-for-sale. This real estate joint venture investment was disposed as of December 31, 2020. Redeemable noncontrolling interests are presented in mezzanine equity and non-redeemable noncontrolling interests are presented within permanent equity.

Non-Consolidated VIEs

As of December 31, 2020 and 2019, respectively, the Company held approximately $1.3 billion and $1.1 billion of investment assets in the form of equity interests issued by non-corporate legal entities determined under the guidance to be VIEs, such as limited partnerships and limited liability companies, including CLOs, hedge funds, private equity funds and real estate-related funds. As an equity investor, the Company is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests or other financial arrangements, if any, the Company was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheets as other equity investments and applies the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $165.8 billion and $160.2 billion as of December 31, 2020 and 2019, respectively. The Company’s maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1.3 billion and $1.1 billion and approximately $1.2 billion and $1.1 billion of unfunded commitments as of December 31, 2020 and 2019, respectively. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

The Company’s annual review in 2020 resulted in the removal of the credit risk adjustment from the fair value scenario calibration to reflect our revised view of market participant practices, offset by updates to the mortality and policyholder behavior assumptions to reflect emerging experience.

In 2020, in addition to the annual review, the Company updated its assumptions in the first quarter due to the extraordinary economic conditions driven by the COVID-19 pandemic. The first quarter update included an update to the interest rate assumption to grade from the current interest rate environment to an ultimate five-year historical average over a 10-year period. As such, the 10-year U.S. Treasury yield grades from the current level to an ultimate 5-year average of 2.25%.

The low interest rate environment and update to the interest rate assumption caused a loss recognition event for the Company’s life interest-sensitive products, as well as to certain run-off business. This loss recognition event caused an acceleration of DAC amortization on the life interest-sensitive products and an increase in the premium deficiency reserve on the run-off business in the first quarter of 2020.

Impact of Assumption Updates

The net impact of assumption changes during 2020 was a decrease in policy charges and fee income by $33 million, an increase in policyholders’ benefits of $1.5 billion, an increase of $2 million in interest credited to policyholders’ account balances, increased net derivative gains (losses) of $106 million, and increased amortization of DAC of $866 million. This resulted in a decrease in income (loss) from operations, before income taxes of $2.2 billion and decreased net income (loss) by $1.8 billion. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

The net impact of assumption changes during 2019 was a decrease in policy charges and fee income by $11 million, increased policyholders’ benefits by $886 million, decreased interest credited to policyholders’ account balances by $14 million, increased net derivative losses by $548 million and decreased amortization of DAC by $77 million. This resulted in a decrease in income (loss) from operations, before income taxes of $1.4 billion and decreased net income (loss) by $1.1 billion.

The net impact of assumption changes during 2018 was a decrease in policy charges and fee income by $12 million, increased policyholders’ benefits by $684 million, increased net derivative losses by $1.1 billion and decreased amortization of DAC by $165 million. This resulted in a decrease in income (loss) from operations, before income taxes of $228 million and decreased net income (loss) by $187 million.

Model Changes

In the first quarter of 2020, the Company adopted a new economic scenario generator to calculate the fair value of the GMIB reinsurance contract asset and GMxB derivative features liability, eliminating reliance on AXA for scenario production. The new economic scenario generator allows for a tighter calibration of U.S. indices, better reflecting the Company’s actual portfolio. The net impact of the new economic scenario generator resulted in an increase in income (loss) from continuing operations, before income taxes of $165 million, and an increase to net income (loss) of $130 million during 2020.

Revision of Prior Period Financial Statements

The Company identified certain errors in its previously issued financial statements primarily related to the calculation of actuarially determined insurance contract assets and liabilities. The impact of these errors to the current and the prior periods consolidated financial statements was not considered to be material. In order to improve the consistency and comparability of the financial statements, management revised the consolidated financial statements to include the revisions discussed herein. See Note 21 to the Notes to Consolidated Financial Statements for details of the revisions.

3)	INVESTMENTS

Fixed Maturities AFS

Accounting for credit impairments of fixed maturities classified as AFS has changed from a direct write-down, or OTTI approach to an allowance for credit loss model starting in 2020 upon adoption of CECL (see Note 2, Significant Accounting Policies – Investments).

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2020 was $499 million. There was no accrued interest written off for AFS fixed maturities for the year ended December 31, 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS. Comparative tables as of December 31, 2019 include OTTI, reported net of tax in OCI and in AOCI until realized.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses(4)	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2020:
Fixed Maturities:
Corporate(1)	$48,501	$13	$4,703	$89	$53,102
U.S. Treasury, government and agency	12,644	—	3,304	5	15,943
States and political subdivisions	482	—	92	—	574
Foreign governments	1,011	—	98	6	1,103
Residential mortgage-backed(2)	119	—	12	—	131
Asset-backed(3)	3,633	—	28	5	3,656
Commercial mortgage-backed	1,148	—	55	—	1,203
Redeemable preferred stock	598	—	46	3	641

Total at December 31, 2020	$68,136	$13	$8,338	$108	$76,353

December 31, 2019:
Fixed Maturities:
Corporate(1)	$42,347	$—	$2,178	$61	$44,464
U.S. Treasury, government and agency	14,385	—	1,151	305	15,231
States and political subdivisions	584	—	68	3	649
Foreign governments	460	—	35	5	490
Residential mortgage-backed(2)	161	—	12	—	173
Asset-backed(3)	843	—	3	2	844
Redeemable preferred stock	498	—	18	5	511

Total at December 31, 2019	$59,278	$—	$3,465	$381	$62,362

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities. and other asset types.
(4)	Amounts represent the allowance for credit losses for 2020 - (see Note 2 Significant Accounting Policies - Investments).

The contractual maturities of AFS fixed maturities as of December 31, 2020 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2020:
Contractual maturities:
Due in one year or less	$3,342	$3,362
Due in years two through five	15,037	16,026
Due in years six through ten	17,786	19,607
Due after ten years	26,460	31,727

Subtotal	62,625	70,722
Residential mortgage-backed	119	131
Asset-backed	3,633	3,656
Commercial mortgage-backed	1,148	1,203
Redeemable preferred stock	598	641

Total at December 31, 2020	$68,123	$76,353

The following table shows proceeds from sales, gross gains (losses) from sales and credit losses for AFS fixed maturities for the years ended December 31, 2020, 2019 and 2018:

Proceeds from Sales, Gross Gains (Losses) from Sales and Credit Losses for AFS Fixed Maturities

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Proceeds from sales	$12,670	$8,702	$7,136

Gross gains on sales	$854	$229	$145

Gross losses on sales	$(34)	$(28)	$(103)

Credit losses(1)	$(13)	$—	$(37)

(1)

Commencing with the Company’s adoption of ASU 2016-13 on January 1, 2020, credit losses on AFS debt securities were recognized as an allowance for credit losses. Prior to this, credit losses on AFS fixed maturities were recognized as OTTI.

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit Loss Impairments

	Year Ended December 31,
	2020	2019
	(in millions)
Balance, beginning of period	$15	$46
Previously recognized impairments on securities that matured, paid, prepaid or sold	—	(31)
Recognized impairments on securities impaired to fair value this period(1)	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	6	—
Additional credit losses this period on securities previously impaired	7	—
Increases due to passage of time on previously recorded credit losses	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—

Balance, end of period	$28	$15

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2020	$3,084	$(826)	$(192)	$(433)	$1,633
Net investment gains (losses) arising during the period	5,953	—	—	—	5,953
Reclassification adjustment:					—
Included in net income (loss)	(802)	—	—	—	(802)
Excluded from net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	360	(1,623)	(818)	(2,081)

Net unrealized investment gains (losses) excluding credit losses	8,235	(466)	(1,815)	(1,251)	4,703
Net unrealized investment gains (losses) with credit losses	(5)	—	1	1	(3)

Balance, December 31, 2020	$8,230	$(466)	$(1,814)	$(1,250)	$4,700

Balance, January 1, 2019	$(577)	$37	$(69)	$125	$(484)
Net investment gains (losses) arising during the period	3,872	—	—	—	3,872
Reclassification adjustment:
Included in net income (loss)	(211)	—	—	—	(211)
Excluded from net income (loss)	—	—	—	—	—
Impact of net unrealized investment gains (losses)	—	(863)	(123)	(558)	(1,544)

Net unrealized investment gains (losses) excluding credit losses	3,084	(826)	(192)	(433)	1,633
Net unrealized investment gains (losses) with credit losses(1)	—	—	—	—	—

Balance, December 31, 2019	$3,084	$(826)	$(192)	$(433)	$1,633

(1)	Credit losses for 2019 were OTTI losses.

The following tables disclose the fair values and gross unrealized losses of the 537 issues as of December 31, 2020 and the 390 issues as of December 31, 2019 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2020:
Fixed Maturities:
Corporate	$2,773	$52	$332	$32	$3,105	$84
U.S. Treasury, government and agency	881	5	—	—	881	5
Foreign governments	153	2	20	4	173	6
Asset-backed	809	4	76	1	885	5
Redeemable preferred stock	53	1	11	2	64	3

Total at December 31, 2020	$4,669	$64	$439	$39	$5,108	$103

December 31, 2019:(1)
Fixed Maturities:
Corporate	$2,669	$41	$366	$20	$3,035	$61
U.S. Treasury, government and agency	4,245	305	2	—	4,247	305
States and political subdivisions	123	3	—	—	123	3
Foreign governments	11	—	47	5	58	5
Asset-backed	319	—	201	2	520	2
Redeemable preferred stock	29	—	49	5	78	5

Total at December 31, 2019	$7,396	$349	$665	$32	$8,061	$381

(1)	Amounts represents fixed maturities in an unrealized loss position that are not deemed to be OTTI for 2019.

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.6% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2020 and 2019 were $338 million and $279 million, respectively, representing 2.9% and 2.4% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2020 and 2019, respectively, approximately $2.4 billion and $1.4 billion, or 3.6% and 2.3%, of the $68.1 billion and $59.3 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $48 million and $21 million as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, respectively, the $39 million and $32 million of gross unrealized losses of twelve months or more were primarily concentrated in corporate securities. In accordance with the policy described in Note 2, the Company concluded that neither an adjustment to income for OTTI (prior to January 1, 2020) nor an allowance for credit losses (after January 1, 2020) for these securities was warranted at either December 31, 2020 or 2019. As of December 31, 2020 and 2019, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2020, the Company determined that the unrealized loss was primarily due to increases in credit spreads and changes in credit ratings.

Mortgage Loans on Real Estate

Accrued interest receivable on commercial and agricultural mortgage loans as of December 31, 2020 was $30 million and $28 million, respectively. There was no accrued interest written off for commercial and agricultural mortgage loans for the year ended December 31, 2020.

As of December 31, 2020, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Allowance for Credit Losses on Mortgage Loans

The change in the allowance for credit losses for commercial mortgage loans and agricultural mortgage loans during the year ended December 31, 2020 was as follows:

Year Ended December 31, 2020
(in millions)
Allowance for credit losses on mortgage loans(1):
Commercial mortgages:
$33
Current-period provision for expected credit losses	44
Write-offs charged against the allowance	—
Recoveries of amounts previously written off	—

Net change in allowance	44

Balance, end of period	$77

Agricultural mortgages:
$3
Current-period provision for expected credit losses	1
Write-offs charged against the allowance	—
Recoveries of amounts previously written off	—

Net change in allowance	1

Balance, end of period	$4

Total allowance for credit losses	$81

(1)	See Note 2 for discussion of the allowance of credit losses transition balance, which is included in the Balance, beginning of period.

The change in the allowance for credit losses is attributable to:

•	increases/decreases in the loan balance due to new originations, maturing mortgages, and loan amortization;

•	changes in credit quality; and

•	changes in market assumptions primarily related to COVID-19 driven economic changes.

Credit Quality Information

The following tables summarize the Company’s mortgage loans segregated by risk rating exposure as of December 31, 2020.

LTV Ratios(1)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
0% - 50%	$—	$—	$—	$324	$170	$505	$999
50% - 70%	1,294	357	803	656	2,190	1,697	6,997
70% - 90%	321	457	452	219	203	538	2,190
90% plus	—	—	12	5	—	288	305

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

Agricultural:
0% - 50%	$218	$135	$169	$157	$236	$652	$1,567
50% - 70%	277	129	161	102	124	351	1,144
70% - 90%	—	—	3	—	—	18	21
90% plus	—	—	—	—	—	—	—

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

Total mortgage loans:
0% - 50%	$218	$135	$169	$481	$406	$1,157	$2,566
50% - 70%	1,571	486	964	758	2,314	2,048	8,141
70% - 90%	321	457	455	219	203	556	2,211
90% plus	—	—	12	5	—	288	305

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

Debt Service Coverage Ratios(2)

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Mortgage loans:
Commercial:
Greater than 2.0x	$1,230	$492	$772	$268	$1,942	$1,230	$5,934
1.8x to 2.0x	227	83	118	378	184	329	1,319
1.5x to 1.8x	98	138	187	479	437	616	1,955
1.2x to 1.5x	60	57	154	79	—	658	1,008
1.0x to 1.2x	—	44	—	—	—	123	167
Less than 1.0x	—	—	36	—	—	72	108

Total commercial	$1,615	$814	$1,267	$1,204	$2,563	$3,028	$10,491

	December 31, 2020
	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Agricultural
Greater than 2.0x	$67	$26	$36	$38	$71	$167	$405
1.8x to 2.0x	38	35	14	15	20	82	204
1.5x to 1.8x	117	38	41	45	52	209	502
1.2x to 1.5x	183	120	141	90	142	313	989
1.0x to 1.2x	86	35	93	70	57	233	574
Less than 1.0x	4	10	8	1	18	17	58

Total agricultural	$495	$264	$333	$259	$360	$1,021	$2,732

Total mortgage loans
Greater than 2.0x	$1,297	$518	$808	$306	$2,013	$1,397	$6,339
1.8x to 2.0x	265	118	132	393	204	411	1,523
1.5x to 1.8x	215	176	228	524	489	825	2,457
1.2x to 1.5x	243	177	295	169	142	971	1,997
1.0x to 1.2x	86	79	93	70	57	356	741
Less than 1.0x	4	10	44	1	18	89	166

Total mortgage loans	$2,110	$1,078	$1,600	$1,463	$2,923	$4,049	$13,223

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.

The following tables provide information relating to the LTV and DSC ratios for commercial and agricultural mortgage loans as of December 31, 2020 and 2019. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

Mortgage Loans by LTV and DSC Ratios

	DSC Ratio(2)(3)
LTV Ratio(1)(3):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
	(in millions)
December 31, 2020:
Mortgage loans:
Commercial:
0% - 50%	$839	$—	$160	$—	$—	$—	$999
50% - 70%	4,095	870	1,452	555	25	—	6,997
70% - 90%	844	449	343	376	142	36	2,190
90% plus	156	—	—	77	—	72	305

Total commercial	$5,934	$1,319	$1,955	$1,008	$167	$108	$10,491

	DSC Ratio(2)(3)
LTV Ratio(1)(3):	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
	(in millions)

Agricultural:
0% - 50%	$297	$108	$291	$520	$317	$34	$1,567
50% - 70%	108	94	211	450	257	24	1,144
70% - 90%	—	2	—	19	—	—	21
90% plus	—	—	—	—	—	—	—

Total agricultural	$405	$204	$502	$989	$574	$58	$2,732

Total mortgage loans:
0% - 50%	$1,136	$108	$451	$520	$317	$34	$2,566
50% - 70%	4,203	964	1,663	1,005	282	24	8,141
70% - 90%	844	451	343	395	142	36	2,211
90% plus	156	—	—	77	—	72	305

Total mortgage loans	$6,339	$1,523	$2,457	$1,997	$741	$166	$13,223

December 31, 2019:
Mortgage loans:
Commercial:
0% - 50%	$887	$38	$214	$24	$—	$—	$1,163
50% - 70%	4,097	1,195	1,118	795	242	—	7,447
70% - 90%	251	98	214	154	46	—	763
90% plus	—	—	—	—	—	—	—

Total commercial	$5,235	$1,331	$1,546	$973	$288	$—	$9,373

Agricultural:
0% - 50%	$322	$104	$241	$545	$321	$50	$1,583
50% - 70%	82	87	236	426	251	33	1,115
70% - 90%	—	—	—	19	—	—	19
90% plus	—	—	—	—	—	—	—

Total agricultural	$404	$191	$477	$990	$572	$83	$2,717

Total mortgage loans:
0% - 50%	$1,209	$142	$455	$569	$321	$50	$2,746
50% - 70%	4,179	1,282	1,354	1,221	493	33	8,562
70% - 90%	251	98	214	173	46	—	782
90% plus	—	—	—	—	—	—	—

Total mortgage loans	$5,639	$1,522	$2,023	$1,963	$860	$83	$12,090

(1)	The LTV ratio is derived from current loan balance divided by the fair value of the property. The fair value of the underlying commercial properties is updated annually for each mortgage loan.
(2)	The DSC ratio is calculated using the most recently reported operating income results from property operations divided by annual debt service.
(3)	Amounts presented at amortized cost basis.

Past-Due and Nonaccrual Mortgage Loan Status

The following table provides information relating to the aging analysis of past-due mortgage loans as of December 31, 2020 and 2019, respectively:

Age Analysis of Past Due Mortgage Loans(1)

	Accruing Loans						Non- accruing Loans	Total Loans	Non- accruing Loans with No Allowance	Interest Income on Non- accruing Loans
	Past Due				Current	Total
	30-59 Days	60-89 Days	90 Days or More	Total
	(in millions)
December 31, 2020:
Mortgage loans:
Commercial	$162	$—	$—	$162	$10,329	$10,491	$—	$10,491	$—	$—
Agricultural	76	7	29	112	2,620	2,732	—	2,732	—	—

Total	$238	$7	$29	$274	$12,949	$13,223	$—	$13,223	$—	$—

December 31, 2019:
Mortgage loans:
Commercial	$—	$—	$—	$—	$9,373	$9,373	$—	$9,373	$—	$—
Agricultural	57	1	66	124	2,593	2,717	—	2,717	—	—

Total	$57	$1	$66	$124	$11,966	$12,090	$—	$12,090	$—	$—

(1)	Amounts presented at amortized cost basis.

As of December 31, 2020 and 2019, the carrying values of problem mortgage loans that had been classified as non-accrual loans were $0 million and $0 million, respectively.

Troubled Debt Restructuring

For the year ended December 31, 2020, the Company had one commercial mortgage loan on real estate accounted for as a TDR with a pre-modification cost basis of $75 million and post-modification carrying value of $75 million. The one commercial mortgage loan TDR is 0.07% of the Company’s total invested assets. For the year ended December 31, 2020, the Company had seven new privately negotiated fixed maturity TDRs with a pre-modification cost basis of $54 million and post-modification carrying value of $48 million. These TDRs did not have subsequent payment defaults nor additional commitments to lend. The seven privately negotiated fixed maturity TDRs are 0.05% of the Company’s total invested assets. There were no mortgage loan on real estate or fixed maturities accounted for as a TDR during 2019.

Trading Securities

As of December 31, 2020 and 2019, respectively, the fair value of the Company’s trading securities was $5.3 billion and $6.6 billion. As of December 31, 2020 and 2019, respectively, trading securities included the General Account’s investment in Separate Accounts, which had carrying values of $43 million and $58 million.

The table below shows a breakdown of net investment income (loss) from trading securities during the years ended December 31, 2020, 2019 and 2018:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Net investment gains (losses) recognized during the period on securities held at the end of the period	$96	$422	$(174)
Net investment gains (losses) recognized on securities sold during the period	10	7	(24)

Unrealized and realized gains (losses) on trading securities	106	429	(198)
Interest and dividend income from trading securities	206	283	326

Net investment income (loss) from trading securities	$312	$712	$128

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Fixed maturities	$2,193	$1,902	$1,540
Mortgage loans on real estate	516	540	494
Other equity investments	79	72	117
Policy loans	198	198	201
Trading securities	312	712	128
Other investment income	49	18	69

Gross investment income (loss)	3,347	3,442	2,549
Investment expenses	(139)	(144)	(71)

Net investment income (loss)	$3,208	$3,298	$2,478

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Fixed maturities	$801	$203	$6
Mortgage loans on real estate	(45)	(1)	—
Other equity investments	30	3	—
Other	1	1	(2)

Investment gains (losses), net	$787	$206	$4

For the years ended December 31, 2020, 2019 and 2018, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders’ account balances totaled $2 million, $2 million and $3 million.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. Derivatives are generally not accounted for using hedge accounting, with the exception of TIPS, which is discussed further below. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options, credit and foreign exchange derivatives, as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets. In addition, as part of its hedging strategy, the Company targets an asset level for all variable annuity products at or above a CTE98 level under most economic scenarios (CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios.)

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. The reinsurance of the GMIB features is accounted for as a derivative.

The Company has in place an economic hedge program using interest rate swaps and U.S. Treasury futures to partially protect the overall profitability of future variable annuity sales against declining interest rates.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

Derivatives Used to Hedge Equity Market Risks Associated with the General Account’s Seed Money Investments in Retail Mutual Funds

The Company’s General Account seed money investments in retail mutual funds expose us to market risk, including equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

Derivatives Used to Hedge ULSG Policy

The Company implemented a hedge program using fixed income total return swaps to mitigate the interest rate exposure in the ULSG policy statutory liability.

Derivatives Used for General Account Investment Portfolio

The Company maintains a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of CDS. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity’s bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in net derivative gains (losses).

The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company generally transacts the sale of CDS in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty’s option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. The Company purchased CDS to mitigate its exposure to a reference entity through cash positions. These positions do not replicate credit spreads.

To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDS. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar or euro-equivalent of the derivative’s notional amount. The standard North American CDS contract or standard European corporate contract under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

The Company purchased 30-year TIPS and other sovereign bonds, both inflation-linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond’s coupons and principal at maturity in the bond’s specified currency to the swap counterparty in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

Derivative Instruments by Category

	December 31, 2020			Year Ended December 31, 2020
		Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Net Derivative Gains (Losses)(2)
	(in millions)
Derivative instruments:
Freestanding derivatives(1):
Equity contracts:
Futures	$4,267	$—	$—	$(955)
Swaps	22,404	6	—	(3,353)
Options	35,786	8,383	3,715	1,663
Interest rate contracts:
Swaps	23,773	551	653	2,823
Futures	18,161	—	—	1,745
Swaptions	—	—	—	9
Credit contracts:
Credit default swaps	919	8	1	—
Other freestanding contracts:
Foreign currency contracts	347	—	—	(2)
Margin	—	26	66	—
Collateral	—	212	3,835	—

Embedded derivatives:
GMIB reinsurance contracts(3)	—	2,859	—	472
GMxB derivative features liability(4)	—	—	10,936	(2,238)
SCS, SIO, MSO and IUL indexed features(5)	—	—	4,378	(1,693)

Total derivative instruments	$105,657	$12,045	$23,584

Net derivative gains (losses)(6)				$(1,529)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in GMIB reinsurance contract asset in the consolidated balance sheets.
(4)	Reported in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(5)	Reported in policyholders’ account balances in the consolidated balance sheets.
(6)	Investment fees of $12 million are reported in net derivative gains (losses) in the consolidated statements of income (loss).

Derivative Instruments by Category

	December 31, 2019			Year Ended December 31, 2019
		Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Net Derivative Gains (Losses)(2)
	(in millions)
Derivative instruments:
Freestanding derivatives(1):
Equity contracts:
Futures	$3,510	$—	$—	$(1,294)
Swaps	17,064	9	279	(2,405)
Options	47,766	5,080	1,749	2,211
Interest rate contracts:
Swaps	23,700	467	523	2,037
Futures	20,424	—	—	139
Swaptions	3,201	16	—	(35)
Credit contracts:
Credit default swaps	1,232	18	—	16
Other freestanding contracts:
Foreign currency contracts	501	3	—	(9)
Margin	—	140	—	—
Collateral	—	72	3,001	—
Embedded derivatives:
GMIB reinsurance contracts(3)	—	2,466	—	500
GMxB derivative features liability(4)	—	—	8,316	(2,439)
SCS, SIO, MSO and IUL indexed features(5)	—	—	3,150	(2,552)

Total derivative instruments	$117,398	$8,271	$17,018

Net derivative gains (losses)				$(3,831)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in net derivative gains (losses) in the consolidated statements of income (loss).
(3)	Reported in GMIB reinsurance contract asset in the consolidated balance sheets.
(4)	Reported in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets.
(5)	Reported in policyholders’ account balances in the consolidated balance sheets.

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based and treasury futures contracts as of December 31, 2020 and 2019 are exchange-traded and net settled daily in cash. As of December 31, 2020 and 2019, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $135 million and $58 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $263 million and $165 million, and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and EAFE indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $35 million and $60 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2020 and 2019, respectively, the Company held $3.8 billion and $3.0 billion in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $212 million and $72 million as of December 31, 2020 and 2019, respectively, in the normal operation of its collateral arrangements.

The following tables presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2020 and 2019:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2020

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$9,186	$8,206	$980	$(53)	$927
Other financial assets	1,403	—	1,403	—	1,403

Other invested assets	$10,589	$8,206	$2,383	$(53)	$2,330

Liabilities:
Derivative liabilities	$8,218	$8,206	$12	$—	$12
Other financial liabilities	1,568	—	1,568	—	1,568

Other liabilities	$9,786	$8,206	$1,580	$—	$1,580

(1)	Financial instruments sent (held).

The following table presents information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2019.

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2019

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$5,804	$5,429	$375	$(77)	$298
Other financial instruments	1,781	—	1,781	—	1,781

Other invested assets	$7,585	$5,429	$2,156	$(77)	$2,079

Liabilities:
Derivative liabilities	$5,474	$5,429	$45	$—	$45
Other financial liabilities	1,724	—	1,724	—	1,724

Other liabilities	$7,198	$5,429	$1,769	$—	$1,769

(1)	Financial instruments sent (held).

5)	CLOSED BLOCK

As a result of demutualization, the Company’s Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company’s General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the NYDFS. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block’s earnings.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Company’s Closed Block is as follows:

	December 31,
	2020	2019
	(in millions)
Closed Block Liabilities:
Future policy benefits, policyholders’ account balances and other	$6,201	$6,478
Policyholder dividend obligation	160	2
Other liabilities	39	38

Total Closed Block liabilities	6,400	6,518

Assets Designated to the Closed Block:
Fixed maturities AFS, at fair value (amortized cost of $3,359 and $3,558) (allowance for credit losses of $0 at December 31, 2020)	3,718	3,754
Mortgage loans on real estate (net of allowance for credit losses of $6 at December 31, 2020)	1,773	1,759
Policy loans	648	706
Cash and other invested assets	28	82
Other assets	169	145

Total assets designated to the Closed Block	6,336	6,446

Excess of Closed Block liabilities over assets designated to the Closed Block	64	72
Amounts included in AOCI:
Net unrealized investment gains (losses), net of policyholders’ dividend obligation: $160 and $2; and net of income tax: $(42) and $(41)	167	164

Maximum future earnings to be recognized from Closed Block assets and liabilities	$231	$236

The Company’s Closed Block revenues and expenses were as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Revenues:
Premiums and other income	$157	$182	$194
Net investment income (loss)	251	278	291
Investment gains (losses), net	—	(1)	(3)

Total revenues	408	459	482

Benefits and Other Deductions:
Policyholders’ benefits and dividends	399	439	471
Other operating costs and expenses	1	2	3

Total benefits and other deductions	400	441	474

Net income (loss), before income taxes	8	18	8
Income tax (expense) benefit	(2)	(2)	(3)

Net income (loss)	$6	$16	$5

A reconciliation of the Company’s policyholder dividend obligation follows:

	December 31,
	2020	2019	2018
	(in millions)

Balance, beginning of year	$2	$—	$19
Unrealized investment gains (losses)	158	2	(19)

Balance, end of year	$160	$2	$—

6)	DAC AND POLICYHOLDER BONUS INTEREST CREDITS

Changes in the DAC asset for the years ended December 31, 2020, 2019 and 2018 were as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Balance, beginning of year(1)	$4,225	$4,959	$4,443
Capitalization of commissions, sales and issue expenses	564	646	591
Amortization:
Impact of assumptions updates and model changes	(866)	77	165
All other	(467)	(597)	(616)

Total amortization	(1,333)	(520)	(451)
Change in unrealized investment gains and losses	360	(863)	376

Balance, end of year	$3,816	$4,222	$4,959

(1)	December 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

The deferred asset for policyholder bonus interest credits is reported in other assets in the consolidated balance sheets and changes in the deferred asset for policyholder bonus Interest credits are reported in interest credited to policyholders’ account balances. For the years ended December 31, 2020, 2019 and 2018 changes were as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Balance, beginning of year	$431	$448	$472
Amortization charged to income	(26)	(17)	(24)

Balance, end of year	$405	$431	$448

7)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2020 and 2019, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2020

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$51,415	$1,687	$53,102
U.S. Treasury, government and agency	—	15,943	—	15,943
States and political subdivisions	—	535	39	574
Foreign governments	—	1,103	—	1,103
Residential mortgage-backed(2)	—	131	—	131
Asset-backed(3)	—	3,636	20	3,656
Commercial mortgage-backed	—	1,203	—	1,203
Redeemable preferred stock	402	239	—	641

Total fixed maturities, AFS	402	74,205	1,746	76,353
Other equity investments	13	—	2	15
Trading securities	285	5,055	—	5,340
Other invested assets:
Short-term investments	—	82	1	83
Assets of consolidated VIEs/VOEs	—	—	12	12
Swaps	—	(96)	—	(96)
Credit default swaps	—	7	—	7
Options	—	4,668	—	4,668

Total other invested assets	—	4,661	13	4,674
Cash equivalents	1,183	287	—	1,470
GMIB reinsurance contracts asset	—	—	2,859	2,859
Separate Accounts assets(4)	130,106	2,668	1	132,775

Total Assets	$131,989	$86,876	$4,621	$223,486

Liabilities:
GMxB derivative features’ liability	$—	$—	$10,936	$10,936
SCS, SIO, MSO and IUL indexed features’ liability	—	4,378	—	4,378

Total Liabilities	$—	$4,378	$10,936	$15,314

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate. As of December 31, 2020 the fair value of such investments was $356 million.

Fair Value Measurements as of December 31, 2019

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$43,218	$1,246	$44,464
U.S. Treasury, government and agency	—	15,231	—	15,231
States and political subdivisions	—	610	39	649
Foreign governments	—	490	—	490
Residential mortgage-backed(2)	—	173	—	173
Asset-backed(3)	—	744	100	844
Redeemable preferred stock	237	274	—	511

Total fixed maturities, AFS	237	60,740	1,385	62,362
Other equity investments	13	—	—	13
Trading securities	321	6,277	—	6,598
Other invested assets:
Short-term investments	—	468	—	468
Assets of consolidated VIEs/VOEs	—	—	16	16
Swaps	—	(326)	—	(326)
Credit default swaps	—	18	—	18
Options	—	3,331	—	3,331

Total other invested assets	—	3,491	16	3,507
Cash equivalents	1,155	—	—	1,155
GMIB reinsurance contracts asset	—	—	2,466	2,466
Separate Accounts assets(4)	121,184	2,878	—	124,062

Total Assets	$122,910	$73,386	$3,867	$200,163

Liabilities:
GMxB derivative features’ liability	$—	$—	$8,316	$8,316
SCS, SIO, MSO and IUL indexed features’ liability	—	3,150	—	3,150

Total Liabilities	$—	$3,150	$8,316	$11,466

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes publicly traded agency pass-through securities and collateralized obligations.
(3)	Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
(4)

Separate Accounts assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate and commercial mortgages. As of December 31, 2019 the fair value of such investments was $356 million.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA- rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as the SCS and EQUI-VEST variable annuity products, IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

Level 3 also includes the GMIB reinsurance contract assets which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities’ fair value reflects the present value of reinsurance premiums, net of recoveries, and risk margins over a range of market consistent economic scenarios while GMxB derivative features liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to GMxB derivative features’ liability over a range of market-consistent economic scenarios.

The valuations of the GMIB reinsurance contract asset and GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve for non-performance risk is made to the fair values of the GMIB reinsurance contract asset and liabilities and GMIBNLG feature to reflect the claims-paying ratings of counterparties and the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $160 million and $175 million as of December 31, 2020 and 2019, respectively, to recognize incremental counterparty non-performance risk.

Lapse rates are adjusted at the contract level based on a comparison of the actuarial calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

The Company’s consolidated VIEs/VOEs hold investments that are classified as Level 3, primarily corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2020, AFS fixed maturities with fair values of $103 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $184 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 2.5% of total equity as of December 31, 2020.

During the year ended December 31, 2019, AFS fixed maturities with fair values of $540 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $14 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 4.8% of total equity as of December 31, 2019.

The tables below present reconciliations for all Level 3 assets and liabilities for the years ended December 31, 2020, 2019 and 2018, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	State and Political Subdivisions	Asset- backed
	(in millions)
Balance, January 1, 2020	$1,246	$39	$100
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—
Investment gains (losses), net	(16)	—	—

Subtotal	(12)	—	—

Other comprehensive income (loss)	(17)	2	—
Purchases	513	—	20
Sales	(224)	(2)	—
Transfers into Level 3(1)	184	—	—
Transfers out of Level 3(1)	(3)	—	(100)

Balance, December 31, 2020	$1,687	$39	$20

Balance, January 1, 2019	$1,174	$38	$519
Total gains and (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	4	—	—
Investment gains (losses), net	—	—	—

Subtotal	4	—	—

Other comprehensive income (loss)	5	3	1
Purchases	273	—	100
Sales	(120)	(2)	(84)
Transfers into Level 3(1)	14	—	—
Transfers out of Level 3(1)	(104)	—	(436)

Balance, December 31, 2019	$1,246	$39	$100

Balance, January 1, 2018	$1,139	$40	$8
Total gains (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	7	—	(2)
Investment gains (losses), net	(8)	—	—

Subtotal	(1)	—	(2)

Other comprehensive income (loss)	(20)	(1)	(7)
Purchases	322	—	550
Sales	(321)	(1)	(30)
Transfers into Level 3(1)	83	—	—
Transfers out of Level 3(1)	(28)	—	—

Balance, December 31, 2018	$1,174	$38	$519

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

	Other Equity Investments	GMIB Reinsurance Contract Asset	Separate Accounts Assets	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2020	$16	$2,466	$—	$(8,316)
Realized and unrealized gains (losses), included in net income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses)(1)	—	472	—	(2,238)

Total realized and unrealized gains (losses)	—	472	—	(2,238)
Purchases(2)	3	45	1	(441)
Sales(3)	—	(79)	—	59
Settlements	—	—	—	—
Change in estimate(4)	—	(45)	—	—
Activity related to consolidated VIEs/VOEs	(4)	—	—	—
Transfers into Level 3(5)	—	—	—	—
Transfers out of Level 3(5)	—	—	—	—

Balance, December 31, 2020	$15	$2,859	$1	$(10,936)

Balance, January 1, 2019	$48	$1,993	$21	$(5,491)
Realized and unrealized gains (losses), included in net income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses)	—	500	—	(2,439)

Total realized and unrealized gains (losses)	—	500	—	(2,439)
Purchases(2)	—	45		(417)
Sales(3)	—	(72)	(1)	31
Settlements	—	—	(2)	—
Activity related to consolidated VIEs/VOEs	(3)	—	—	—
Transfers into Level 3(5)	—	—	—	—
Transfers out of Level 3(5)	(29)	—	(18)	—

Balance, December 31, 2019	$16	$2,466	$—	$(8,316)

Balance, January 1, 2018	$25	$10,495	$22	$(4,297)
Realized and unrealized gains (losses), included in net income (loss) as:
Investment gains (losses), net	—	—	—	—
Net derivative gains (losses)	—	(8,536)	—	(805)

Total realized and unrealized gains (losses)	—	(8,536)	—	(805)
Purchases(2)	29	96	5	(402)
Sales(3)	—	(61)	(1)	14
Settlements	—	—	(5)	—
Activity related to consolidated VIEs/VOEs	(6)	—	—	—
Transfers into Level 3(4)	5	—	—	—
Transfers out of Level 3(4)	(5)	—	—	—
Balance, December 31, 2018	$48	$1,993	$21	$(5,491)

(1)

The Company’s non-performance risk impact of $(758) million for GMxB Derivative Features Liability and $14 million for the GMIB Reinsurance Contract Asset the twelve months ended December 2020, respectively, is recorded through Net derivative gains (losses).

(2)	For the GMIB reinsurance contract asset and GMxB derivative features liability, represents attributed fee.
(3)	For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GMxB derivative features liability, represents benefits paid.
(4)	For the GMIB reinsurance contract asset, represents a transfer from amounts due from reinsurers.
(5)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

The table below details changes in unrealized gains (losses) for the years ended December 31, 2020, 2019 and 2018 by category for Level 3 assets and liabilities still held as of December 31, 2020, 2019, and 2018, respectively.

Change in Unrealized Gains (Losses) for Level 3 Instruments

	Net Income (Loss)
	Net Derivative Gains (Losses)	OCI
	(in millions)
Held at December 31, 2020:
Change in unrealized gains (losses):
Fixed maturities, AFS:
Corporate	$—	$(18)
State and political subdivisions	—	2
Total fixed maturities, AFS	—	(16)
GMIB reinsurance contracts	472	—
GMxB derivative features liability	(2,238)	—

Total	$(1,766)	$(16)

Held at December 31, 2019:
Change in unrealized gains (losses):
Fixed maturities, AFS:
Corporate	$—	$3
State and political subdivisions	—	3
Asset-backed	—	—

Total fixed maturities, AFS	—	6
GMIB reinsurance contracts	500	—
Separate Account assets	—	—
GMxB derivative features liability	(2,439)	—

Total	$(1,939)	$6

Held at December 31, 2018:
Change in unrealized gains (losses):
Fixed maturities, AFS:
Corporate	$—	$(18)
State and political subdivisions	—	(1)
Commercial mortgage-backed	—	—
Asset-backed	—	(7)

Subtotal	—	(26)
GMIB reinsurance contracts	(8,536)	—
GMxB derivative features liability	(805)	—

Total	$(9,341)	$(26)

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2020 and 2019, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2020

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average (2)
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$28	Matrix pricing model	Spread over Benchmark	45 - 195 bps	152 bps

	1,148	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.5x - 33.1x 5.6% - 28.4% 1.9x - 25.0x	10.8x 8.6% 6.8x
Other equity investments	2	Market comparable companies	Revenue multiple	9.7x - 26.4x	18.5x
GMIB reinsurance contract asset	2,859	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality Rates(1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	43 - 85 bps 0.6% - 16% 0% - 2% 0% - 61% 7% - 32% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%	50 bps 1.69% 0.91% 5.82% 24% 2.80% (same for all ages)

Liabilities:
GMIBNLG	10,713	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality Rates (1): Ages 0 - 40 Ages 41 - 60 Ages 61 - 115	96.0 bps 1.1% - 25.7% 0.4% - 2% 0% - 100% 0.01% -0.19% 0.06% - 0.53% 0.41% -41.39%	3.19% 0.93% 5.51% 1.56% (same for all ages)

GWBL/GMWB	190	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8% -16% 0% - 8% 100% once starting 7% - 32%	1.69% 0.91% 24%

GIB	31	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	96.0 bps 0.8% - 15.6% 0% - 2% 0% - 100% 7% - 32%	1.69% 0.91% 5.82% 24%

GMAB	2	Discounted cash flow	Non-performance risk Lapse rates Volatility rates - Equity	96.0 bps 0.8% - 16% 7% - 32%	1.69% 24%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

For lapses, withdrawals, and utilizations the rates were weighted by counts, for mortality weighted average rates are shown for all ages combined and for withdrawals the weighted averages were based on an estimated split of partial withdrawal and dollar-for-dollar withdrawals.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2019

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$51	Matrix pricing model	Spread over benchmark	65 - 580 bps	186 bps

	1,025	Market comparable companies	EBITDA multiples Discount rate Cash flow multiples	3.3x - 56.7x 3.9% - 16.5% 0.8x - 48.1x	14.3x 10.0% 10.7x

GMIB reinsurance contract asset	2,466	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	55 - 109 bps 0.8% - 10% 0.0% - 8.0% 0.0% - 49.0% 9.0% - 30.0% 0.01% - 0.18% 0.07% - 0.54% 0.42% - 42.20%

Liabilities:
GMIBNLG	8,135	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality rates(1): Ages 0 - 40 Ages 41 - 60 Ages 60 - 115	124 bps 0.8% - 19.9% 0.3% - 11.0% 0.0% - 100.0% 0.01% - 0.19% 0.06% - 0.53% 0.41% - 41.39%

GWBL/GMWB	172	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 0.8% - 10.0% 0.0% - 7.0% 100% after starting 9.0% - 30.0%

GIB	5	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Utilization rates Volatility rates - Equity	124 bps 1.2% - 19.9% 0.0% - 8.0% 0.0% - 100.0% 9.0% - 30.0%

GMAB	4	Discounted cash flow	Lapse rates Volatility rates - Equity	1.0% - 10.0% 9.0% - 30.0%

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2020 and 2019, respectively, are approximately $586 million and $325 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•

The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

•

Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above as of December 31, 2020 and 2019, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

•

Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit risk transfer securities, and equipment financings. Included in the tables above as of December 31, 2020 and 2019, there were no securities that were determined by the application of matrix-pricing for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would have resulted in significantly lower (higher) fair value measurements.

GMIB Reinsurance Contract Asset and GMxB Derivative Features Liability

Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

Fair value measurement of the GMIB reinsurance contract asset and liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

The significant unobservable inputs used in the fair value measurement of the Company’s GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4

The carrying values and fair values as of December 31, 2020 and 2019 for financial instruments not otherwise disclosed in Note 3 and Note 4 are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2020:
Mortgage loans on real estate	$13,142	$—	$—	$13,474	$13,474
Policy loans	$3,635	$—	$—	$4,794	$4,794
Loans to affiliates	$900	$—	$938	$—	$938
Policyholders’ liabilities: Investment contracts	$2,069	$—	$—	$2,275	$2,275
FHLB funding agreements	$6,897	$—	$6,990	$—	$6,990
FABN funding agreements	$1,939	$—	$1,971	$—	$1,971
Separate Accounts liabilities	$10,081	$—	$—	$10,081	$10,081

December 31, 2019:
Mortgage loans on real estate	$12,090	$—	$—	$12,317	$12,317
Policy loans	$3,270	$—	$—	$4,199	$4,199
Loans to affiliates	$1,200	$—	$1,224	$—	$1,224
Policyholders’ liabilities: Investment contracts	$1,922	$—	$—	$2,029	$2,029
FHLB funding agreements	$6,909	$—	$6,957	$—	$6,957
Separate Accounts liabilities	$9,041	$—	$—	$9,041	$9,041

Mortgage Loans on Real Estate

Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Loans to Affiliates

The fair value of loans to affiliates is calculated by matrix or model pricing. The matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

FHLB Funding Agreements

The fair values of the Company’s FHLB funding agreements are determined by discounted cash flow analysis based on the indicative funding agreement rates published by the FHLB.

FABN Funding Agreements

The fair values of the Company’s FABN funding agreements are determined by Bloomberg’s evaluated pricing service, which uses direct observations or observed comparables.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

Otherwise Not Required to be Included in the Table Above

The Company’s investment in COLI policies are recorded at their cash surrender value and are therefore not required to be included in the table above. See Note 2. for further description of the Company’s accounting policy related to its investment in COLI policies.

8)	INSURANCE LIABILITIES

Variable Annuity Contracts – GMDB, GMIB, GIB and GWBL and Other Features

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•

Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without NLG Rider Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without a NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the consolidated balance sheets in future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the consolidated balance sheets in amounts due from reinsurers. The amounts for the ceded IB are reflected in the consolidated balance sheets in GMIB reinsurance contract asset, at fair value.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and

No NLG Feature

Year Ended December 31, 2020, 2019 and 2018

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)

Balance, January 1, 2018	$4,056	$(102)	$4,765	$(10,495)
Paid guarantee benefits	(394)	70	(153)	61
Other changes in reserve	995	(75)	(868)	8,441

Balance, December 31, 2018	4,657	(107)	3,744	(1,993)
Paid guarantee benefits	(438)	14	(256)	72
Other changes in reserve	556	(6)	1,183	(545)

Balance, December 31, 2019	4,775	(99)	4,671	(2,466)
Paid guarantee benefits	(495)	15	(293)	79
Other changes in reserve	813	—	1,647	(472)

Balance, December 31, 2020	$5,093	$(84)	$6,025	$(2,859)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features, the liability for SCS, SIO, MSO and IUL indexed features and the asset and liability for the GMIB reinsurance contracts are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 7 Fair Value Disclosures.

Account Values and Net Amount at Risk

Account Values and NAR for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2020 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features as of December 31, 2020

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions, except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$15,434	$88	$54	$167	$15,743
Separate Accounts	53,877	9,550	3,299	33,794	100,520

Total Account Values	$69,311	$9,638	$3,353	$33,961	$116,263

NAR, gross	$97	$33	$1,604	$17,047	$18,781

NAR, net of amounts reinsured	$97	$31	$1,125	$17,047	$18,300

Average attained age of policyholders (in years)	51.3	68.3	74.9	70.2	55.3
Percentage of policyholders over age 70	11.2%	48.4%	70.3%	54.2%	20.2%
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%
Variable annuity contracts with GMIB features

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions, except age and interest rate)
Account Values invested in:
General Account	$—	$—	$16	$217	$233
Separate Accounts	—	—	24,956	36,230	61,186

Total Account Values	$—	$—	$24,972	$36,447	$61,419

NAR, gross	$—	$—	$877	$11,219	$12,096

NAR, net of amounts reinsured	$—	$—	$281	$10,189	$10,470

Average attained age of policyholders (in years)	N/A	N/A	64.2	70.2	68.0
Weighted average years remaining until annuitization	N/A	N/A	5.6	0.6	2.5
Range of contractually specified interest rates	N/A	N/A	3% - 6%	3% - 6.5%	3% - 6.5%

For more information about the reinsurance programs of the Company’s GMDB and GMIB exposure, see “Reinsurance” in Note 10.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31,
	2020		2019
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$46,850	$18,771	$42,489	$17,941
Fixed income	5,506	2,701	5,263	2,699
Balanced	47,053	39,439	45,871	38,445
Other	1,111	275	865	263

Total	$100,520	$61,186	$94,488	$59,348

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Accumulator series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the NLG liabilities, reflected in future policy benefits and other policyholders’ liabilities in the consolidated balance sheets, is summarized in the table below.

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance, January 1, 2018	$678	$(664)	$14
Paid guarantee benefits	(23)	—	(23)
Other changes in reserves	133	(70)	63

Balance, December 31, 2018	788	(734)	54
Paid guarantee benefits	(20)	—	(20)
Other changes in reserves	126	(74)	52

Balance, December 31, 2019	894	(808)	86
Paid guarantee benefits	(40)	—	(40)
Other changes in reserves	162	(75)	87

Balance, December 31, 2020	$1,016	$(883)	$133

9)	LEASES

On January 1, 2019, the Company adopted the new leases standard using the simplified modified retrospective transition method, as of the adoption date. The Company does not record leases with an initial term of 12 months or less in its consolidated balance sheets, but instead recognizes lease expense for these leases on a straight-line basis over the lease term. For leases with a term greater than one year, the Company records in its consolidated balance sheets at the time of lease commencement or modification a RoU operating lease asset and a lease liability, initially measured at the present value of the lease payments. Lease costs are recognized in the consolidated statements of income (loss) over the lease term on a straight-line basis. RoU operating lease assets represent the Company’s right to use an underlying asset for the lease term and RoU operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

The Company’s operating leases primarily consist of real estate leases for office space. The Company also has operating leases for various types of office furniture and equipment. For certain equipment leases, the Company applies a portfolio approach to effectively account for the RoU operating lease assets and liabilities. For certain lease agreements entered into after the adoption of ASC 842 or for lease agreements for which the lease term or classification was reassessed after the occurrence of a change in the lease terms or a modification of the lease that did not result in a separate contract, the Company elected to combine the lease and related non-lease components for its operating leases; however, the non-lease components associated with the Company’s operating leases are primarily variable in nature and as such are not included in the determination of the RoU operating lease asset and lease liability, but are recognized in the period in which the obligation for those payments is incurred.

The Company’s operating leases may include options to extend or terminate the lease, which are not included in the determination of the RoU operating asset or lease liability unless they are reasonably certain to be exercised. The Company’s operating leases have remaining lease terms of 1 year to 10 years, some of which include options to extend the leases. The Company typically does not include its renewal options in its lease terms for calculating its RoU operating lease asset and lease liability as the renewal options allow the Company to maintain operational flexibility and the Company is not reasonably certain it will exercise these renewal options until close to the initial end date of the lease. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

As the Company’s operating leases do not provide an implicit rate, the Company’s incremental borrowing rate, based on the information available at the lease commencement date, is used in determining the present value of lease payments.

The Company primarily subleases floor space within its New Jersey and New York lease properties to various third parties. The lease term for these subleases typically corresponds to the original lease term.

Balance Sheet Classification of Operating Lease Assets and Liabilities

		December 31,
	Balance Sheet Line Item	2020	2019
		(in millions)
Assets
Operating lease assets	Other assets	$272	$324
Liabilities
Operating lease liabilities	Other liabilities	$350	$415

The table below summarizes the components of lease costs for the years ended December 31, 2020 and 2019.

Lease Costs

	Year Ended December 31,
	2020	2019
	(in millions)
Operating lease cost	$77	$77
Variable operating lease cost	11	10
Sublease income	(18)	(16)
Short-term lease expense	—	2

Net lease cost	$70	$72

Maturities of lease liabilities as of December 31, 2020 are as follows:

Maturities of Lease Liabilities

December 31, 2020
(in millions)
Operating Leases:
2021	$96
2022	95
2023	85
2024	26
2025	29
Thereafter	195

Total lease payments	526
Less: Interest	(176)

Present value of lease liabilities	$350

During December 2020, Equitable Financial signed a lease which is expected to commence in 2023 once certain conditions of the lease are met, relating to approximately 130,000 square feet of space in New York City. Equitable Financial currently has an option to decrease the square footage by up to approximately 41,000 square feet, with such option expiring in October 2021, subject to acceleration to June 2021 pursuant to the terms of the lease.

The below table presents the Company’s weighted-average remaining operating lease term and weighted-average discount rate.

Weighted Averages — Remaining Operating Lease Term and Discount Rate

	December 31,
	2020	2019
Weighted-average remaining operating lease term	5 years	6 years
Weighted-average discount rate for operating leases	3.00%	3.10%

Supplemental cash flow information related to leases was as follows:

Lease Liabilities Information

	Year Ended December 31,
	2020	2019
	(in millions)
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$94	$87
Non-cash transactions:
Leased assets obtained in exchange for new operating lease liabilities	$20	$50

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Direct premiums	$764	$868	$836
Reinsurance assumed	195	194	186
Reinsurance ceded	(153)	(126)	(160)

Premiums	$806	$936	$862

Direct charges and fee income	$2,684	$2,721	$3,981
Reinsurance ceded	780	766	(466)

Policy charges and fee income	$3,464	$3,487	$3,515

Direct policyholders’ benefits	$5,233	$4,298	$2,804
Reinsurance assumed	218	217	219
Reinsurance ceded	(500)	(427)	(63)

Policyholders’ benefits	$4,951	$4,088	$2,960

Ceded Reinsurance

The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains on a per life basis up to $25 million for single lives and $30 million for joint lives with the excess 100% reinsured. The Company also reinsures risk on certain substandard underwriting risks and in certain other cases.

Effective February 1, 2018, Equitable Financial entered into a coinsurance reinsurance agreement (the “Coinsurance Agreement”) to cede 90% of its single premium deferred annuities products issued between 1978-2001 and its guaranteed growth annuity single premium deferred annuity products issued between 2001-2014. As a result of this agreement, Equitable Financial transferred securities with a market value of $604 million and cash of $31 million to equal the statutory reserves of approximately $635 million. As the risks transferred by Equitable Financial to the reinsurer under the Coinsurance Agreement are not considered insurance risks and therefore do not qualify for reinsurance accounting, Equitable Financial applied deposit accounting. Accordingly, Equitable Financial recorded the transferred assets of $635 million as a deposit asset recorded in other assets, net of the ceding commissions paid to the reinsurer.

As of December 31, 2020 and 2019, the Company had reinsured with non-affiliates in the aggregate approximately 2.6% and 2.8%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 13.4% and 14.2% of its current liability exposure, respectively, resulting from the GMIB feature. For additional information, see Note 8.

Based on management’s estimates of future contract cash flows and experience, the estimated net fair values of the ceded GMIB reinsurance contracts, considered derivatives were $2.9 billion and $2.5 billion as of December 31, 2020 and 2019, respectively. The estimated fair values increased $393 million and $475 million during 2020 and 2019, respectively, and decreased $8.5 billion during 2018.

As of December 31, 2020 and 2019, third-party reinsurance recoverables related to insurance contracts amounted to $2.2 billion and $2.2 billion. Additionally, $1.6 billion and $1.6 billion of the amounts due from reinsurers related to two specific reinsurers, Zurich Insurance Company Ltd. (AA- rating by S&P), and Paul Revere Life Insurance Company (A rating by S&P).

Third-party reinsurance payables related to insurance contracts were $113 million and $90 million, as of December 31, 2020 and 2019, respectively.

The Company cedes substantially all of its group health business to a third-party insurer. Insurance liabilities ceded totaled $48 million and $56 million as of December 31, 2020 and 2019, respectively.

The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

Assumed Reinsurance

In addition to the sale of insurance products, the Company currently acts as a professional retrocessionaire by assuming risk from professional reinsurers. The Company assumes accident, life, health, aviation, special risk and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves were $721 million and $735 million as of December 31, 2020 and 2019, respectively.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 11.

11)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. Since transactions with related parties may raise potential or actual conflicts of interest between the related party and the Company, Holdings has implemented a related party transaction policy that requires related party transactions to be reviewed and approved by its Audit Committee.

Following the decrease in AXA’s ownership interest in the Company from approximately 39% to approximately 10% on November 13, 2019 (the “November Offering”), AXA and its affiliates (collectively, “AXA Affiliates”) are no longer considered related parties of the Company. Transactions with AXA Affiliates continue to be reported as related party transactions for periods prior to the November Offering. The Company also had entered into related party transactions with other related parties that are described herein.

Cost Sharing and General Service Agreements

In the second quarter of 2018, Equitable Financial entered into a general services agreement with Holdings whereby Equitable Financial will benefit from the services received by Holdings from AXA Affiliates for a limited period following the Holdings IPO under a transition services agreement. The general services agreement with Holdings replaces existing cost-sharing and general service agreements with various AXA Affiliates. Equitable Financial continues to provide services to Holdings and various AXA Affiliates under a separate existing general services agreement with Holdings. Costs allocated to the Company from Holdings totaled $41 million, $73 million and $138 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are allocated based on cost center tracking of expenses. The cost centers are approved annually and are updated based on business area needs throughout the year.

Investment Management and Service Fees and Expenses

EIM, a subsidiary of Equitable Financial, provides investment management and administrative services to EQAT, EQ Premier VIP Trust, 1290 Funds and Other AXA Trusts, all of which are considered related parties. Investment management and service fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

AXA Investment Managers Inc. (“AXA IM”) and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) provide sub-advisory services with respect to certain portfolios of EQAT, EQ Premier VIP Trust and the Other AXA Trusts. Also, AXA IM and AXA Real Estate Investment Managers (“AXA REIM”) manage certain General Account investments. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

Effective December 31, 2018, Equitable Financial transferred its interest in ABLP, AB Holdings and the General Partner to a newly formed subsidiary and distributed the shares of the subsidiary to its direct parent which subsequently distributed the shares to Holdings (the “AB Business Transfer”). Accordingly, AB’s related party transactions with AXA Affiliates and mutual funds sponsored by AB are reflected as a discontinued operation in the Company’s consolidated financial statements for the year ended December 31, 2018. Investment management and other services provided by AB prior to the AB Business Transfer will continue based upon the Company’s business needs. The Company recorded investment management fee expense from AllianceBernstein of $97 million and $102 million for the years ended December 31, 2020 and 2019, respectively. See Note 18 for further details of the AB Business Transfer and the discontinued operation.

As of December 31, 2020 and 2019, respectively, the Company held approximately $64 million and $30 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $623 million and $974 million as of December 31, 2020 and 2019, respectively. The Company also has approximately $90 million and $20 million of unfunded commitments as of December 31, 2020 and 2019, respectively with these legal entities.

Distribution Revenue and Expenses with Affiliates

Equitable Distributors receives commissions and fee revenue from Equitable America for sales of its insurance products. The commissions and fees earned from Equitable America are based on the various selling agreements.

Equitable Financial pays commissions and fees to Equitable Distribution Holding Corporation and its subsidiaries (“Equitable Distribution”) for sales of insurance products. The commissions and fees paid to Equitable Distribution are based on various selling agreements.

Insurance-Related Transactions with Affiliates

GMxB Unwind

Prior to April 2018, Equitable Financial ceded the following to AXA RE Arizona, an indirect, wholly-owned subsidiary of Holdings: (i) a 100% quota share of all liabilities for variable annuities with GMxB riders issued on or after January 1, 2006 and in-force on September 30, 2008 (the “GMxB Business”); (ii) a 100% quota share of all liabilities for variable annuities with GMIB riders issued on or after May 1, 1999 through August 31, 2005 in excess of the liability assumed by two unaffiliated reinsurers, which are subject to certain maximum amounts or limitations on aggregate claims; and (iii) a 90% quota share of level premium term insurance issued by Equitable Financial on or after March 1, 2003 through December 31, 2008 and lapse protection riders under certain series of universal life insurance policies issued by Equitable Financial on or after June 1, 2003 through June 30, 2007.

On April 12, 2018, Equitable Financial completed the unwind of the reinsurance previously provided to Equitable Financial by AXA RE Arizona for certain variable annuities with GMxB features (the “GMxB Unwind”). Accordingly, all of the business previously ceded to AXA RE Arizona, with the exception of the GMxB Business, was novated to EQ AZ Life Re Company (“EQ AZ Life Re”), a newly formed captive insurance company organized under the laws of Arizona, which is an indirect wholly-owned subsidiary of Holdings. Following the novation of business to EQ AZ Life Re, AXA RE Arizona was merged with and into Equitable Financial. Following AXA RE Arizona’s merger with and into Equitable Financial, the GMxB Business is not subject to any new internal or third-party reinsurance arrangements, though in the future Equitable Financial may reinsure the GMxB Business with third parties.

AXA RE Arizona novated the Life Business from AXA RE Arizona to EQ AZ Life Re as part of the GMxB Unwind. As a result, EQ AZ Life Re reinsures a 90% quota share of level premium term insurance issued by Equitable Financial on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by Equitable Financial on or after June 1, 2003 through June 30, 2007 and the Excess Risks.

The GMxB Unwind was considered a pre-existing relationship required to be effectively settled at fair value. The loss relating to this relationship resulted from the settlement of the reinsurance contracts at fair value and the write-off of previously recorded assets and liabilities related to this relationship recorded in the Company’s historical accounts. The pre-tax loss recognized in the second quarter of 2018 was $2.6 billion ($2.1 billion net of tax). The Company wrote-off a $1.8 billion deferred cost of reinsurance asset which was previously reported in other assets. Additionally, the remaining portion of the loss was determined by calculating the difference between the fair value of the assets received compared to the fair value of the assets and liabilities already recorded within the Company’s consolidated financial statements. The Company’s primary assets previously recorded were reinsurance recoverables, including the reinsurance recoverable associated with GMDB business. There was an approximate $400 million difference between the fair value of the GMDB recoverable compared to its carrying value which is accounted for under ASC 944.

The assets received and the assets removed were as follows:

	As of April 12, 2018
	(in millions)
	Assets Received	Assets Removed
Assets at fair value:
Fixed income securities	$7,083
Short-term investments	205
Money market funds	2
Accrued interest	43
Derivatives	282
Cash and cash equivalents	1,273

Total	$8,888

Deferred cost of reinsurance asset		$1,839
GMDB ceded reserves		2,317
GMIB reinsurance contract asset		7,463
Payable to AXA RE Arizona		270

Total		$11,889

Significant non-cash transactions involved in the GMxB Unwind included: (a) the increase in total investments includes non-cash activities of $7.6 billion for assets received related to the recapture transaction; (b) cancellation of the $300 million surplus note between the Company and AXA RE Arizona; and (c) settlement of the intercompany receivables/payables to AXA RE Arizona of $270 million. In addition, upon merging the remaining assets of AXA Re Arizona into Equitable Financial, $1.2 billion of deferred tax assets were recorded on the balance sheet through an adjustment to Capital in excess of par value.

The reinsurance arrangements with EQ AZ Life Re provide important capital management benefits to Equitable Financial. As of December 31, 2020, the Company’s GMIB reinsurance contract asset with EQ AZ Life Re had carrying values of $327 million and is reported in GMIB contract reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and policy fee income in 2020, 2019 and 2018 totaled approximately $51 million, $62 million and $100 million, respectively. Ceded claims paid in 2020, 2019 and 2018 were $72 million, $52 million and $78 million, respectively.

Reinsurance Assumed from AXA Affiliates

Prior to 2019, AGL retroceded a quota share portion of certain life and health risks of various AXA Affiliates to Equitable Financial and Equitable America on a one-year term basis. The agreement was closed effective December 31, 2018. Also, AXA Life Insurance Company Ltd. cedes a portion of its variable deferred annuity business to Equitable Financial.

Premiums earned in 2019 and 2018 were $19 million and $20 million, respectively. Claims and expenses paid in 2019 and 2018 were $6 million and $8 million, respectively.

Reinsurance Ceded to AXA Affiliates

Equitable Financial entered into a stop loss reinsurance agreement with AGL to protect Equitable Financial with respect to a deterioration in its claims experience following the occurrence of an extreme mortality event.

Equitable Financial also accepts certain retrocession policies through reinsurance agreements with various reinsurers and retrocedes to AGL the excess of its first retention layer.

The Company’s subsidiaries entered into a Life Catastrophe Excess of Loss Reinsurance Agreement (the “Excess of Loss Agreement”) with a number of subscribing reinsurers, which included AGL. AGL participated as a subscribing reinsurer with 5% of the pool, pro rata, across the upper and lower layers through the contract period ending March 31, 2018.

Premiums and expenses paid for the above agreements in 2019 and 2018 were $3 million and $4 million, respectively.

On September 12, 2018, AXA Group acquired XL Catlin. Prior to the acquisition, Equitable Financial had ceded part of its disability income business to XL Catlin and as of December 31, 2019, the reserves ceded were $104 million.

Investments in Unconsolidated Equity Interests in AXA Affiliates

As of December 31, 2020 and 2019, respectively, the Company held approximately $218 million and $229 million of invested assets in the form of equity interests issued in non-corporate legal entities that were determined by the Company to be VIEs, as further described in Note 2. These legal entities are related parties of Equitable Financial. The Company reflects these equity interest in the consolidated Balance Sheets as other equity investments. The net assets of these unconsolidated VIEs are approximately $13 billion and $10 billion as of December 31, 2020 and 2019, respectively. The Company also has approximately $163 million and $205 million of unfunded commitments as of December 31, 2020 and 2019, respectively with these legal entities.

Loans Issued to Holdings

In April 2018, Equitable Financial made a $800 million loan to Holdings. The loan has an interest rate of 3.69% and matures in April 2021. During the years ended December 2020, 2019 and 2018 Holdings repaid $300 million, $200 million, and $300 million in principal, respectively. As of December 31, 2020, the loan was repaid in full with no amount outstanding.

In November 2019, Equitable Financial made a $900 million loan to Holdings. The loan has an interest rate of one-month LIBOR plus 1.33%. The loan matures on November 24, 2024. As of December 31, 2020, the amount outstanding was $900 million.

Assumption by Holdings of Obligations of AXA Financial to Equitable Financial

On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity. As a result, Holdings assumed AXA Financial’s obligations with respect to the Company, including obligations related to certain benefit plans.

In March 2018, Equitable Financial sold its interest in two consolidated real estate joint ventures to AXA France for a total purchase price of approximately $143 million, which resulted in a pre-tax loss of $0.2 million for the year ended December 31, 2018.

Revenues and Expenses Transactions with AXA Affiliates

The table below summarizes the expenses reimbursed to/from the Company and the fees received/paid by the Company in connection with certain services described above for the years ended December 31, 2020, 2019 and 2018.

	Year Ended December 31,
	2019	2018
	(in millions)
Revenue received or accrued for:
General services provided to affiliates(1)	460	463

Total	$460	$463

Expenses paid or accrued for:
General services provided by affiliates(1)	76	109
Investment management services provided by AXA IM, AXA REIM and AXA Rosenberg	5	2

Total	$81	$111

(1)	Includes AXA Affiliates and affiliates of Holdings.

Revenues and Expenses Transactions with Equitable Affiliates

The table below summarizes the fees received/paid by the Company and the expenses reimbursed to/from the Company in connection with certain services described above for the years ended December 31, 2020, 2019 and 2018.

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Revenue received or accrued for:
Investment management and administrative services provided to EQAT, EQ Premier VIP Trust, 1290 Funds and Other AXA Trusts	$724	$669	$727
Amounts received or accrued for commissions and fees earned for sale of Equitable America’s insurance products	38	39	44

Total	$762	$708	$771

Expenses paid or accrued for:
Paid or accrued commission and fee expenses for sale of insurance products by Equitable Network	$625	$573	$613

Total	$625	$573	$613

Contribution to the Equitable Foundation

The company made no funding contribution the years ended 2020. For the year 2019, Equitable Financial made a funding contribution to the of $25 million. The Equitable Foundation is the philanthropic arm of Equitable Financial.

12)	EMPLOYEE BENEFIT PLANS

Equitable Financial sponsors the following employee benefit plans:

401(k) Plan

Equitable Financial sponsors the Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for a company contribution, a company matching contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $19 million, $22 million and $19 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Pension Plan

Equitable Financial sponsors the Equitable Retirement Plan (the “ Equitable Financial QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory, and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. Effective December 31, 2015, primary liability for the obligations of Equitable Financial under the Equitable Financial QP was transferred from Equitable Financial to AXA Financial, and upon the merger of AXA Financial into Holdings, Holdings assumes primary liability under terms of an Assumption Agreement. Equitable Financial remains secondarily liable for its obligations under the Equitable Financial QP and would recognize such liability in the event Holdings does not perform.

The Equitable Financial QP is not governed by a collective-bargaining agreement and is not under a financial improvement plan or a rehabilitation plan. For the years ended December 31, 2020, 2019 and 2018, expenses related to the plan were $9 million, $21 million and $60 million, respectively.

The following table presents the funded status of the plan:

	December 31,
	2020	2019
	(in millions)
Equitable Retirement Plan
Total plan assets	$2,341	$2,159

Accumulated benefit obligation	$2,239	$2,160

Funded status	104.5%	99.9%

Other Benefit Plans

Equitable Financial also sponsors a non-qualified retirement plan, a medical and life retiree plan, a post-employment plan and deferred compensation plan. The expenses related to these plans were $32 million, $47 million and $70 million for the years ended December 31, 2020, 2019 and 2018, respectively.

13)	SHARE-BASED COMPENSATION PROGRAMS

Compensation costs for years ended December 31, 2020, 2019 and 2018 for share-based payment arrangements as further described herein are as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Performance Shares	$13	$10	$12
Stock Options	5	3	2
Restricted Stock Unit Awards	18	15	16

Total Compensation Expenses	$36	$28	$30

Income Tax Benefit	7	10	8

Since 2018, Holdings has granted equity awards under the Equitable Holdings, Inc. 2018 Omnibus Incentive Plan and the Equitable Holdings, Inc. 2019 Omnibus Incentive Plan (together the “Omnibus Plans”) which were adopted by Holdings on April 25, 2018 and February 28, 2019 respectively. Awards under the Omnibus Plans are linked to Holdings’ common stock. As of December 31, 2020, the common stock reserved and available for issuance under the Omnibus Plans was 23.4 million shares. Holdings may issue new shares or use common stock held in treasury for awards linked to Holdings’ common stock.

Equitable Financial’s Participation in Holdings’ Equity Award Plans

Equitable Financial’s employees, financial professionals and directors in 2019 and 2018 were granted equity awards under the Omnibus Plans with the exception of the Holdings restricted stock units (“Holdings RSUs”) granted to financial professionals in 2018. All grants discussed in this section will be settled in shares of Holdings’ common stock except for the RSUs granted to financial professionals in 2019 and 2018 which will be settled in cash.

For awards with graded vesting schedules and service-only vesting conditions, including Holdings RSUs and other forms of share-based payment awards, Holdings applies a straight-line expense attribution policy for the recognition of compensation cost. Actual forfeitures with respect to the 2020, 2019 and 2018 grants were considered immaterial in the recognition of compensation cost.

Annual Awards

Each year, the Compensation Committee of the Holdings’ Board of Directors approves an equity-based award program with awards under the program granted at its regularly scheduled meeting in February. Annual awards under Holdings’ equity programs for 2020, 2019 and 2018 consisted of a mix of equity vehicles including Holdings RSUs, Holdings stock options and Holdings performance shares. If Holdings pays any ordinary dividend in cash, all outstanding Holdings RSUs and performance shares will accrue dividend equivalents in the form of additional Holdings RSUs or performance shares to be settled or forfeited consistent with the terms of the related award.

Holdings RSUs

Holdings RSUs granted to Equitable Financial employees vest ratably in equal annual installments over a three-year period. The fair value of the awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2020 equity program, eligible Equitable Financial financial professionals were granted stock-settled Holdings RSUs which vest ratably in equal annual installments over a three-year period and are equity-classified. The fair value of these awards was measured using the closing price of the Holdings share on the grant date, and the resulting compensation expense will be recognized over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Under the 2019 and 2018 equity programs, Equitable Financial financial professionals were granted cash-settled Holdings RSUs which vest ratably in equal installments over a three-year period. The cash payment for each RSU will equal the average closing price for a Holdings share on the NYSE over the 20 trading days immediately preceding the vesting date. These awards are liability-classified and require fair value remeasurement based upon the price of a Holdings share at the close of each reporting period.

Holdings Stock Options

Holdings stock options granted to Equitable Financial employees have a three-year graded vesting schedule, with one-third vesting on each of the three anniversaries. The total grant date fair value of Holdings stock options will be charged to expense over the shorter of the vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Holdings Performance Shares

Holdings performance shares granted to Equity Financial employees are subject to performance conditions and a three-year cliff-vesting. The performance shares consist of two distinct tranches; one based on Holding’s return-on-equity targets (the “ROE Performance Shares”) and the other based on the Holdings’ relative total shareholder return targets (the “TSR Performance Shares”), each comprising approximately one-half of the award. Participants may receive from 0% to 200% of the unearned performance shares granted. The grant-date fair value of the ROE Performance Shares is established once all of Holdings’ applicable Non-GAAP ROE targets are determined and approved. The fair value of the awards was measured using the closing price of the Holdings share on the grant date.

The grant-date fair value of the TSR Performance Shares was measured using a Monte Carlo approach. Under the Monte Carlo approach, stock returns were simulated for Holdings and the selected peer companies to estimate the payout percentages established by the conditions of the award. The aggregate grant-date fair value of the unearned TSR Performance Shares will be recognized as compensation expense over the shorter of the cliff-vesting period or the period up to the date at which the participant becomes retirement eligible, but not less than one year.

Director Awards

Holdings makes annual grants of unrestricted Holdings shares to non-employee directors of Holdings and Equitable Financial. The fair value of these awards was measured using the closing price of Holdings shares on the grant date. These awards immediately vest and all compensation expense is recognized at the grant date.

Employee Stock Purchase Plans

Under the Equitable Holdings, Inc. Stock Purchase Program participants are able to contribute up to 100% of their eligible compensation and receive a matching contribution in cash equal to 15% of their payroll contribution up to a maximum amount of $3,750, which is used to purchase Holdings shares. Purchases are made at the end of each month at the prevailing market rate.

One-Time Awards Granted in 2018

Transaction Incentive Awards

On May 9, 2018, coincident with the IPO, Holdings granted one-time “Transaction Incentive Awards” to executive officers and certain other R&P employees in the form of 722 thousand Holdings RSUs. Fifty percent of the Holdings RSUs vested based on service over the two-year period from the IPO date (the “Service Units”), and fifty percent vest based on service and a market condition (the “Performance Units”). The market condition is based on share price growth of at least 130% or 150% within a two or five-year period, respectively. If the market condition is not achieved, 50% of the Performance Units may still vest based on five years of continued service and the remaining Performance Units will be forfeited.

The grant-date fair value of half of the Performance Units, was at the $20 IPO price for a Holdings share as employees are still able to vest in these awards even if the share price growth targets are not achieved. The resulting compensation expense is recognized over the five-year requisite service period. The grant-date fair value of $16.47 was used to value the remaining half of the Performance Units that are subject to risk of forfeiture for non-achievement of the Holdings share price conditions. The grant date fair value was measured using Monte Carlo simulation from which a five-year requisite service period was derived, representing the median of the distribution of stock price paths on which the market condition is satisfied.

Special IPO Grant

Also, on May 9, 2018, Holdings made a grant of 357 thousand Holdings RSUs to Equitable Financial employees and financial professionals, or 50 restricted stock units to each eligible individual, that cliff vested on November 9, 2018. The grant-date fair value of the award was measured using the $20 IPO price for a Holdings share and all compensation expense was recognized as of November 9, 2018.

Prior Equity Award Grants

In 2017 and prior years, equity awards for employees, financial professional and directors in our R&P businesses were available under the umbrella of AXA’s global equity program. Accordingly, equity awards granted in 2017 and prior years were linked to AXA’s stock.

R&P employees were granted AXA ordinary share options under the Stock Option Plan, AXA performance shares under the Performance Share Plan and R&P financial professionals were granted performance units under the AXA Advisors Performance Unit Plan.

The fair values of these prior awards are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards that are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets as of December 31, 2020 and 2019 was $21 million and $43 million, respectively.

Summary of Stock Option Activity

A summary of activity in the AXA and Holdings option plans during 2020 follows:

	Options Outstanding
	EQH Shares		AXA Ordinary Shares
	Number Outstanding (In 000’s)	Weighted Average Exercise Price	Number Outstanding (In 000’s)	Weighted Average Exercise Price

Options Outstanding at January 1, 2020	1,931	$19.73	1,725	€20.09
Options granted	1,235	$23.18	3	€12.22
Options exercised	(80)	$19.76	(282)	€14.59
Options forfeited, net	(267)	$20.98	(29)	€18.78
Options expired	—	$—	—	€—

Options Outstanding at December 31, 2020	2,819	$21.12	1,417	€21.20

Aggregate intrinsic value(1)		$10,316		€ (2,153)

Weighted average remaining contractual term (in years)	8.37		4.9

Options Exercisable at December 31, 2020	748	$—	1,254	€21.02

Aggregate intrinsic value(1)		$3,432		€(1,677)

Weighted average remaining contractual term (in years)	7.73		4.74

(1)

Aggregate intrinsic value, presented in thousands, is calculated as the excess of the closing market price on December 31, 2020 of the respective underlying shares over the strike prices of the option awards. For awards with strike prices higher than market prices, intrinsic value is shown as zero.

	EQH Shares(1)
	2020	2019	2018

Dividend yield	2.59%	2.77%	2.44%
Expected volatility	26.00%	25.70%	25.40%
Risk-free interest rates	1.19%	2.49%	2.83%
Expected life in years	6.0	5.8	9.7
Weighted average fair value per option at grant date	$4.37	$3.82	$4.61

(1)

The expected volatility is based on historical selected peer data, the weighted average expected term is determined by using the simplified method due to lack of sufficient historical data, the expected dividend yield based on Holdings’ expected annualized dividend, and the risk-free interest rate is based on the U.S. Treasury bond yield for the appropriate expected term.

As of December 31, 2020, approximately $163 thousand of unrecognized compensation cost related to AXA unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted-average period of 0.2 years. Approximately $4 million of unrecognized compensation cost related to Holdings unvested stock option awards is expected to be recognized by the Equitable Financial over a weighted average period of 1.4 years.

Summary of Restricted Stock Unit Award Activity

The market price of a Holdings share is used as the basis for the fair value measure of a Holdings RSU. For purposes of determining compensation cost for stock-settled Holdings RSUs, fair value is fixed at the grant date until settlement, absent modification to the terms of the award. For liability-classified cash-settled Holdings and AXA RSUs, fair value is remeasured at the end of each reporting period.

As of December 31, 2020, approximately 2.1 million Holdings RSUs and AXA ordinary share unit awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $26 million and is expected to be recognized over a weighted-average period of 1.6 years.

The following table summarizes Holdings restricted share units and AXA ordinary share unit activity for 2020.

	Shares of Holdings Restricted Stock	Weighted Average Grant Date Fair Value	Shares of AXA Restricted Stock	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2020	1,805,301	$19.35	19,280	$19.20
Granted	994,290	$22.85	—	$—
Forfeited	(117,353)	$20.36	—	$—
Vested	(629,202)	$19.81	(19,280)	$19.20

Unvested as of December 31, 2020	2,053,036	$21.15	—	$—

Summary of Performance Award Activity

As of December 31, 2020, approximately 1.6 million Holdings and AXA performance awards remain unvested. Unrecognized compensation cost related to these awards totaled approximately $3 million and is expected to be recognized over a weighted-average period of 0.55 years.

The following table summarizes Holdings and AXA performance awards activity for 2020.

	Shares of Holdings Performance Awards	Weighted- Average Grant Date Fair Value	Shares of AXA Performance Awards	Weighted- Average Grant Date Fair Value
Unvested as of January 1, 2020	383,641	$21.05	2,154,059	$20.08
Granted	225,674	$23.92	—	$—
Forfeited	(51,860)	$21.97	(62,493)	$20.74
Vested	—		(1,074,313)	$18.91

Unvested as of December 31, 2020	557,455	$22.12	1,017,254	$21.28

14)	INCOME TAXES

A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$(112)	$295	$234
Deferred (expense) benefit	739	284	222

Total	$627	$579	$456

The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Expected income tax (expense) benefit	$291	$517	$309
Non-taxable investment income	91	73	104
Tax audit interest	(8)	(14)	(11)
Tax settlements/uncertain tax position release	231	—	12
Tax credits	21	—	—
Change in tax law	—	—	46
Other	1	3	(4)

Income tax (expense) benefit	$627	$579	$456

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $231 million.

In accordance with Staff Accounting Bulletin No. 118 (“SAB 118”), the Company recorded provisional estimates for the income tax effects of the TCJA in 2017 and refined those estimates in 2018. The impact of the TCJA primarily related to the revaluation of deferred tax assets and liabilities.

The components of the net deferred income taxes are as follows:

	December 31,
	2020		2019
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Compensation and related benefits	$58	$—	$51	$—
Net operating loss and credits	—	—	44	—
Reserves and reinsurance	1,483	—	945	—
DAC	—	606	—	692
Unrealized investment gains (losses)	—	1,668	—	639
Investments	1,071	—	640	—
Other	—	111	—	73

Total	$2,612	$2,385	$1,680	$1,404

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)

Balance at January 1,	$297	$273	$205
Additions for tax positions of prior years	229	24	98
Reductions for tax positions of prior years	(250)	—	(30)
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	5	—	—

Balance at December 31,	$281	$297	$273

Unrecognized tax benefits that, if recognized, would impact the effective rate	$47	$222	$202

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits as of December 31, 2020 and 2019 were $34 million and $55 million, respectively. For 2020, 2019 and 2018, respectively, there were $(21) million, $14 million and $18 million in interest expense (benefit) related to unrecognized tax benefits.

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2020, tax years 2014 and subsequent remain subject to examination by the IRS.

15)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2020, 2019, and 2018 follow:

	December 31,
	2020	2019	2018
	(in millions)

Unrealized gains (losses) on investments(1)	$4,600	$1,601	$(494)
Defined benefit pension plans(2)	(5)	(5)	(7)

Accumulated other comprehensive income (loss) attributable to Equitable Financial	$4,595	$1,596	$(501)

(1)	2018 includes a $86 million decrease to AOCI from the impact of adoption of ASU 2018-02.
(2)	2018 includes a $3 million increase to AOCI from the impact of adoption of ASU 2018-02.

The components of OCI, net of taxes for the years ended December 31, 2020, 2019 and 2018, follow:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period	$4,698	$3,052	$(1,663)
(Gains) losses reclassified into net income (loss) during the period(1)	(633)	(160)	(4)

Net unrealized gains (losses) on investments	4,065	2,892	(1,667)
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	(1,066)	(797)	446

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of, $798, $547, and $310)	2,999	2,095	(1,221)

Change in defined benefit plans:
Reclassification to net income (loss) of amortization of net prior service credit included in net periodic cost	—	2	(4)

Change in defined benefit plans, (net of deferred income tax expense (benefit) of $0, $0 and $0 (2))	—	2	(4)

Other comprehensive income (loss), attributable to Equitable Financial	$2,999	$2,097	$(1,225)

(1)

See “Reclassification adjustments” in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(168) million, $(42) million, and $(1) million for the years ended December 31, 2020, 2019 and 2018, respectively.

(2)	These AOCI components are included in the computation of net periodic costs (see “Employee Benefit Plans” in Note 13).

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortization of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in compensation and benefits in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities as a diversified financial services firm. The Company is a defendant in a number of litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including, among other things, insurers’ sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $100 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

In August 2015, a lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O’Donnell, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from Equitable Financial, which were subsequently subjected to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that Equitable Financial implemented the volatility management strategy in violation of applicable law. Plaintiff seeks an award of damages individually and on a classwide basis, and costs and disbursements, including attorneys’ fees, expert witness fees and other costs. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York. In March 2017, the Southern District of New York granted Equitable Financial’s motion to dismiss the complaint. In April 2017, the plaintiff filed a notice of appeal. In April 2018, the United States Court of Appeals for the Second Circuit reversed the trial court’s decision with instructions to remand the case to Connecticut state court. In September 2018, the Second Circuit issued its mandate, following Equitable Financial’s notification to the court that it would not file a petition for writ of certiorari. The case was transferred in December 2018 to the Connecticut Superior Court, Judicial District of Stamford. In December 2018, Equitable Financial sought dismissal of the complaint by filing a motion to strike, which the court granted in August 2019. Plaintiff filed an Amended Class Action Complaint in September 2019. Equitable Financial filed a motion for entry of judgment in October 2019. On August 3, 2020, the court granted Equitable Financial’s motion for entry of judgment. In August 2020, Plaintiff filed a notice of appeal. We are vigorously defending this matter.

In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc. v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of universal life (“UL”) policies subject to Equitable Financial’s COI rate increase. In early 2016, Equitable Financial raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. A second putative class action was filed in Arizona in 2017 and consolidated with the Brach matter. The current consolidated amended class action complaint alleges the following claims: breach of contract; misrepresentations by Equitable Financial in violation of Section 4226 of the New York Insurance Law; violations of New York General Business Law Section 349; and violations of the California Unfair Competition Law, and the California Elder Abuse Statute. Plaintiffs seek; (a) compensatory damages, costs, and, pre- and post-judgment interest; (b) with respect to their claim concerning Section 4226, a penalty in the amount of premiums paid by the plaintiffs and the putative class; and (c) injunctive relief and attorneys’ fees in connection with their statutory claims. In August 2020, the federal district court issued a decision granting in part Brach Plaintiffs’ motion for class certification. The court certified nationwide breach of contract and Section 4226 classes, and a New York State Section 349 class. Equitable Financial petitioned for discretionary appellate review of that decision, which petition was denied. Five other federal actions challenging the COI rate increase are also pending against Equitable Financial and have been coordinated with the Brach action for the purposes of pre-trial activities. They contain allegations similar to those in the Brach action as well as additional allegations for violations of various states’ consumer protection statutes and common law fraud. Three actions are also pending against Equitable Financial in New York state court. Equitable Financial is vigorously defending each of these matters.

Obligations under Funding Agreements

Federal Home Loan Bank

As a member of the FHLB, Equitable Financial has access to collateralized borrowings. It also may issue funding agreements to the FHLB. Both the collateralized borrowings and funding agreements would require Equitable Financial to pledge qualified mortgage-backed assets and/or government securities as collateral. Equitable Financial issues short-term funding agreements to the FHLB and uses the funds for asset, liability, and cash management purposes. Equitable Financial issues long-term funding agreements to the FHLB and uses the funds for spread lending purposes.

Entering into FHLB membership, borrowings and funding agreements requires the ownership of FHLB stock and the pledge of assets as collateral. Equitable Financial has purchased FHLB stock of $322 million and pledged collateral with a carrying value of $8.7 billion as of December 31, 2020.

Funding agreements are reported in policyholders’ account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see “Derivative and offsetting assets and liabilities” included in Note 4. The table below summarizes the Company’s activity of funding agreements with the FHLB.

Change in FHLB Funding Agreements during the Year Ended December 31, 2020

	Outstanding Balance at December 31, 2019	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2020
	(in millions)
Short-term funding agreements:
Due in one year or less	$4,608	$46,798	$46,808	$1,036	$—	$5,634
Long-term funding agreements:
Due in years two through five	1,646	—	—	(1,036)	112	722
Due in more than five years	646	—	—	—	(112)	534

Total long-term funding agreements	2,292	—	—	(1,036)	—	1,256

Total funding agreements(1)	$6,900	$46,798	$46,808	$—	$—	$6,890

(1)

The $7 million and $9 million difference between the funding agreements carrying value shown in the fair value table for December 31, 2020 and 2019, respectively, reflects the remaining amortization of a hedge implemented and closed, which locked in the funding agreements borrowing rates.

Funding Agreement-Backed Notes Program

Under the FABN, Equitable Financial may issue funding agreements to a Delaware special purpose statutory trust (the “Trust”) in exchange for the proceeds from issuances of fixed and floating rate medium-term marketable notes issued by the Trust from time to time (the “Trust notes”). The funding agreements have matching interest and maturity payment terms to the applicable Trust notes. The maximum aggregate principal amount of Trust notes permitted to be outstanding at any one time is $5 billion. Funding agreements issued to the Trust are reported in policyholders’ account balances in the consolidated balance sheets. The table below summarizes the Company’s activity of funding agreements under the FABN.

Change in FABN Funding Agreements during the Year Ended December 31, 2020

	Outstanding Balance at December 31, 2019	Issued During the Period	Repaid During the Period	Long-term Agreements Maturing Within One Year	Long-term Agreements Maturing Within Five Years	Outstanding Balance at December 31, 2020
	(in millions)
Short-term funding agreements:
Due in one year or less	$—	$—	$—	$—	$—	$—
Long-term funding agreements:
Due in years two through five	—	1,150	—	—	—	1,150
Due in more than five years	—	800	—	—	—	800

Total long-term funding agreements	—	1,950	—	—	—	1,950

Total funding agreements(1)	$—	$1,950	$—	$—	$—	$1,950

(1)

The $11 million difference between the funding agreements notional value shown and carrying value table as of December 31, 2020 reflects the remaining amortization of the issuance cost of the funding agreements.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2020, these arrangements include commitments by the Company to provide equity financing of $1.2 billion (including $253 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $17 million of undrawn letters of credit related to reinsurance as of December 31, 2020. The Company had $389 million of commitments under existing mortgage loan agreements as of December 31, 2020.

The Company is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, the Company owns single premium annuities issued by previously wholly-owned life insurance subsidiaries. The Company has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly-owned subsidiaries be unable to meet their obligations. Management believes the need for the Company to satisfy those obligations is remote.

Pursuant to certain assumption agreements (the “Assumption Agreements”), AXA Financial legally assumed primary liability from Equitable Financial for all current and future liabilities of Equitable Financial under certain employee benefit plans that provide participants with medical, life insurance and deferred compensation benefits as well as under the AXA Equitable Retirement plan, a frozen qualified pension plan. Equitable Financial remains secondarily liable for its obligations under these plans and would recognize such liabilities in the event AXA Financial does not perform under the terms of the Assumption Agreements. On October 1, 2018, AXA Financial merged with and into its direct parent, Holdings, with Holdings continuing as the surviving entity.

17)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2020, 2019 and 2018, respectively, Equitable Financial’s statutory net income (loss) totaled $413 million, $3.9 billion and $3.1 billion. Statutory surplus, Capital stock and AVR totaled $6.8 billion and $8.7 billion as of December 31, 2020 and 2019, respectively. As of December 31, 2020, Equitable Financial, in accordance with various government and state regulations, had $58 million of securities on deposit with such government or state agencies.

In 2020, 2019 and 2018, Equitable Financial paid to its direct parent, which subsequently distributed such amount to Holdings, an ordinary shareholder dividend of $2.1 billion, $1.0 billion and $1.1 billion. Also, in 2018, Equitable Financial transferred its interests in ABLP, AB Holding and the General Partner to Alpha Units Holdings, Inc., a newly formed subsidiary, and distributed the shares of that subsidiary to its direct parent which subsequently distributed such shares to Holdings (the “AB Ownership Transfer”). The AB Ownership transfer was considered an extraordinary dividend of $1.7 billion representing the equity value of Alpha Units Holdings, Inc. In connection with the AB Ownership Transfer, Equitable Financial paid an extraordinary cash dividend of $572 million and issued a surplus note to Holdings in the same amount. Equitable Financial repaid the outstanding principal balance of the surplus note in March 2019.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of New York State, Equitable Financial is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to Holdings.

New York State insurance law provides that a stock life insurer may not, without prior approval of the NYDFS, pay a dividend to its stockholders exceeding an amount calculated under one of two standards (the “Standards”). The first standard allows payment of an ordinary dividend out of the insurer’s earned surplus (as reported on the insurer’s most recent annual statement) up to a limit calculated pursuant to a statutory formula, provided that the NYDFS is given notice and opportunity to disapprove the dividend if certain qualitative tests are not met (the “Earned Surplus Standard”). The second standard allows payment of an ordinary dividend up to a limit calculated pursuant to a different statutory formula without regard to the insurer’s earned surplus. Dividends exceeding these prescribed limits require the insurer to file a notice of its intent to declare the dividends with the NYDFS and prior approval or non-disapproval from the NYDFS.

In applying the Standards, Equitable Financial cannot pay ordinary dividends during 2021 due to operating losses.

Intercompany Reinsurance

The company receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re holds assets in an irrevocable trust (the “EQ AZ Life Re Trust”). As of December 31, 2020, EQ AZ Life Re holds $2.1 billion of assets in the EQ AZ Life Re Trust and letters of credit of $2.2 billion that are guaranteed by Holdings. Under the reinsurance transactions, EQ AZ Life Re is permitted to transfer assets from the EQ AZ Life Re Trust under certain circumstances. The level of statutory reserves held by EQ AZ Life Re fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or additional letters of credit be secured, which could adversely impact EQ AZ Life Re’s liquidity.

Prescribed and Permitted Accounting Practices

As of December 31, 2020 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2020.

The Company cedes a portion of their statutory reserves to EQ AZ Life Re, a captive reinsurer, as part of the Company’s capital management strategy. EQ AZ Life Re prepares financial statements in a special purpose framework for statutory reporting.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; and (i) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

18)	DISCONTINUED OPERATIONS

Distribution of AllianceBernstein to Holdings

Effective December 31, 2018, the Company and its subsidiaries transferred all economic interests in the business of AB to a newly created entity, Alpha Unit Holdings, LLC (“Alpha”). The Company distributed all equity interests in Alpha to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of Holdings. The AB transfer and subsequent distribution of Alpha equity interests (“the AB Business Transfer”) removed the authority to control the business of AB and as such AB’s operations are now reflected as a discontinued operation in the Company’s consolidated financial statements in all periods presented.

In connection with the transfer, the Company paid an extraordinary dividend in cash to Holdings in the amount of $572 million. The Company also issued a one-year senior surplus note to Holdings for $572 million that was repaid on March 5, 2019.

Transactions Prior to Distribution

Intercompany transactions prior to the AB Business Transfer between the Company and AB were eliminated and excluded from the consolidated statements of income (loss) and consolidated balance sheets.

The table below presents AB’s revenues recognized in 2018, disaggregated by category:

Year Ended December 31, 2018
(in millions)
Investment management, advisory and service fees:
Base fees	$2,156
Performance-based fees	118
Research services	439
Distribution services	419
Other revenues:
Shareholder services	76
Other	35

Total investment management and service fees	$3,243

Transactions Ongoing after Distribution

After the AB Business Transfer, services provided by AB will consist primarily of an investment management service agreement and will be included in investment expenses and identified as a related party transaction.

Discontinued Operations

The following table presents the amounts related to the net income (loss) of AB that has been reflected in discontinued operations:

Year Ended December 31, 2018
(in millions)
REVENUES
Net derivative gains (losses)	$12
Net investment income (loss)	24
Investment management and service fees	3,243
Other income	—

Total revenues	$3,279

BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits	$1,370
Commissions and distribution related payments	427
Interest expense	8
Other operating costs and expenses	727

Total benefits and other deductions	2,532

Income (loss) from discontinued operations, before income taxes	747
Income tax (expense) benefit	(69)

Net income (loss) from discontinued operations, net of taxes	678
Less: Net (income) loss attributable to the noncontrolling interest	(564)

Net income (loss) from discontinued operations, net of taxes and noncontrolling interest	$114

19)	REDEEMABLE NONCONTROLLING INTEREST

The changes in the components of redeemable noncontrolling interests are presented in the table that follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Balance, beginning of period	$39	$39	$25
Net earnings (loss) attributable to redeemable noncontrolling interests	1	5	(2)
Purchase/change of redeemable noncontrolling interests	1	(5)	16

Balance, end of period	$41	$39	$39

20)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	Year Ended December 31,
	2020	2019	2018
	(in millions)
Individual Variable Annuity Products
Premiums	$165	$179	$171
Fees(1)	2,555	2,615	2,631
Others	8	16	19

Total	$2,728	$2,810	$2,821

Employer- Sponsored
Premiums	$—	$—	$—
Fees	500	477	459
Others	4	4	5

Total	$504	$481	$464

Life Insurance Products
Premiums	$587	$702	$657
Fees	1,421	1,440	1,458
Others	23	21	32

Total	$2,031	$2,163	$2,147

Employee Benefit Products
Premiums	$36	$35	$12
Fees	—	—	—
Others	15	13	6

Total	$51	$48	$18

Other
Premiums	$18	$20	$22
Fees	13	12	15
Others	7	2	2

Total	$38	$34	$39

(1)	Excludes the amortization/capitalization of unearned revenue liability of $(14) million, $(35) million and $(19) million for the years ended December 31, 2020, 2019 and 2018, respectively.

21)	REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company identified certain errors primarily related to the calculation of actuarially determined insurance contract assets and liabilities that impacted previously issued consolidated financial statements. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. In order to improve the consistency and comparability of the financial statements, management revised the financial statements and related disclosures to correct these errors as shown below.

Management assessed the materiality of this change within prior period financial statements based upon SEC Staff Accounting Bulletin Number 99, Materiality, which is since codified in ASC 250, Accounting Changes and Error Corrections. The prior period comparative financial statements that are presented herein have been revised.

The following tables present line items for prior period financial statements that have been affected by the revision. For these line items, the tables detail the amounts as previously reported, the impact upon those line items due to the revision, and the amounts as currently revised within the financial statements.

	December 31, 2019
	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Balance Sheets:
ASSETS
Investments:
Deferred policy acquisition costs	$4,337	$(115)	$4,222
Amounts due from reinsurers	3,001	1	3,002
GMIB reinsurance contract asset, at fair value	2,466	—	2,466
Current and deferred income taxes	224	25	249
Other assets	3,050	—	3,050

Total Assets	$228,041	$(89)	$227,952

LIABILITIES
Future policy benefits and other policyholders’ liabilities	33,976	3	33,979
Other liabilities	1,768	1	1,769

Total Liabilities	$216,344	$4	$216,348

EQUITY
Retained earnings	2,242	(97)	2,145
Accumulated other comprehensive income (loss)	1,592	4	1,596

Total equity attributable to Equitable Financial	11,645	(93)	11,552

Total Equity	11,658	(93)	11,565

Total Liabilities, Redeemable Noncontrolling interest and Equity	$228,041	$(89)	$227,952

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Income (Loss)
REVENUES
Policy charges and fee income	$3,450	$37	$3,487	$3,523	$(8)	$3,515
Net derivative gains (losses)	(3,820)	(11)	(3,831)	(1,010)	(24)	(1,034)
Other income	56	—	56	65	(1)	64

Total revenues	5,148	26	5,174	6,951	(33)	6,918

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	4,119	(31)	4,088	3,005	(45)	2,960
Interest credited to policyholders’ account balances	1,127	22	1,149	1,002	(23)	979
Commissions	629	—	629	620	5	625
Amortization of deferred policy acquisition costs	452	68	520	431	20	451
Other operating costs and expenses	912	—	912	2,918	1	2,919

Total benefits and deductions	7,578	59	7,637	8,432	(42)	8,390

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Income (loss) from continuing operations, before income taxes	(2,430)	(33)	(2,463)	(1,481)	9	(1,472)
Income tax (expense) benefit from continuing operations	584	(5)	579	446	10	456
Net income (loss)	(1,846)	(38)	(1,884)	(921)	19	(902)

Net income (loss) attributable to Equitable Financial	$(1,851)	$(38)	$(1,889)	$(918)	$19	$(899)

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Comprehensive Income (Loss)
Net income (loss)	$(1,846)	$(38)	$(1,884)	$(921)	$19	$(902)

Change in unrealized gains (losses), net of reclassification adjustment	2,081	14	2,095	(1,230)	9	(1,221)
Other comprehensive income	2,083	14	2,097	(1,234)	9	(1,225)

Comprehensive income (loss)	237	(24)	213	(2,155)	28	(2,127)

Less: Comprehensive income (loss) attributable to noncontrolling interest	—	5	5	—	(3)	(3)

Comprehensive income (loss) attributable to Equitable Financial	$237	$(29)	$208	$(2,155)	$31	$(2,124)

	Year Ended December 31, 2019			Year Ended December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Equity:
Retained earnings, beginning of year	$5,098	$(59)	$5,039	$8,938	$(78)	$8,860
Net income (loss) attributable to Equitable Financial	(1,851)	(38)	(1,889)	(918)	19	(899)

Retained earnings, end of year	$2,242	$(97)	$2,145	$5,098	$(59)	$5,039

Accumulated other comprehensive income (loss), beginning of year	$(491)	$(10)	$(501)	$598	$(19)	$579
Other comprehensive income (loss)	2,083	14	2,097	(1,234)	9	(1,225)
Accumulated other comprehensive income (loss), end of year	$1,592	$4	$1,596	$(491)	$(10)	$(501)

Total Equitable Financial equity, end of year	$11,645	$(93)	$11,552	$12,416	$(69)	$12,347

Total equity, end of year	$11,658	$(93)	$11,565	$12,428	$(69)	$12,359

	December 31, 2019			December 31, 2018
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Consolidated Statements of Cash Flows:
Cash flow from operating activities:
Net income (loss)(1)	$(1,846)	$(38)	$(1,884)	$(358)	$19	$(339)
Adjustments to reconcile Net income (loss) to Net cash provided by (used in) operating activities:
Policy charges and fee income	(3,450)	(37)	(3,487)	(3,523)	8	(3,515)
Interest credited to policyholders’ account balances	1,127	22	1,149	1,002	(23)	979
Net derivative (gains) losses	3,820	11	3,831	1,010	24	1,034
Amortization and depreciation	323	68	391	340	20	360
Capitalization of DAC	(648)	—	(648)	(597)	5	(592)
Future policy benefits	1,115	(31)	1,084	(284)	(46)	(330)
Current and deferred income taxes	(334)	5	(329)	(556)	(7)	(563)

Net cash provided by (used in) operating activities	$(606)	$—	$(606)	$1,418	$—	$1,418

Cash and cash equivalents, end of period	$1,492	$—	$1,492	$2,622	$—	$2,622

(1)	December 31, 2018 net income (loss) includes $563 million of discontinued operations that are not included in net income (loss) in the Consolidated Statement of Income (Loss).

22)	SUBSEQUENT EVENTS

Funding Agreement-Backed Notes

Pursuant to the FABN discussed in Note 16, in January 2021, Equitable Financial issued a $450 million funding agreement to the Trust. The funding agreement has a fixed interest rate of 1% per annum and will mature on January 9, 2026. Funding agreements issued to the Trust will be reported in Policyholders’ account balances in the consolidated balance sheets in subsequent periods.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE I

SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2020

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$12,644	$15,943	$15,943
State, municipalities and political subdivisions	482	574	574
Foreign governments	1,011	1,103	1,103
Public utilities	5,894	6,527	6,527
All other corporate bonds	42,607	46,575	46,575
Residential mortgage-backed	119	131	131
Asset-backed	3,633	3,656	3,656
Commercial mortgage-backed	1,148	1,203	1,203
Redeemable preferred stocks	598	641	641

Total fixed maturities, AFS	68,136	76,353	76,353
Mortgage loans on real estate(2)	13,223	13,474	13,142
Policy loans	3,635	4,794	3,635
Other equity investments	1,342	1,342	1,342
Trading securities	5,031	5,340	5,340
Other invested assets	2,383	2,383	2,383

Total Investments	$93,750	$103,686	$102,195

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2020
Life insurance in-force	$389,576	$72,110	$32,289	$349,755	9.2%

Premiums:
Life insurance and annuities	$712	$127	$186	$771	24.1%
Accident and health	52	26	9	35	24.8%

Total premiums	$764	$153	$195	$806	24.1%

2019
Life insurance in-force	$392,420	$66,770	$31,699	$357,349	8.9%

Premiums:
Life insurance and annuities	$825	$99	$185	$911	20.3%
Accident and health	43	27	9	25	36.0%

Total premiums	$868	$126	$194	$936	20.7%

2018
Life insurance in-force	$390,374	$69,768	$30,322	$350,928	8.6%

Premiums:
Life insurance and annuities	$787	$128	$177	$836	21.2%
Accident and health	49	32	9	26	34.6%

Total premiums	$836	$160	$186	$862	21.6%

(1)	Includes amounts related to the discontinued group life and health business.